                    The Tax-Exempt Bond Fund of America/(R)/
                  American High-Income Municipal Bond Fund/SM/
                Limited Term Tax-Exempt Bond Fund of America/SM/

                                   Prospectus

         TABLE OF CONTENTS
-----------------------------------------------------
   1      Risk/Return Summary
-----------------------------------------------------
   6      Fees and Expenses of the Funds
-----------------------------------------------------
   8      Investment Objective, Strategies and Risks
-----------------------------------------------------
  12      Management and Organization
-----------------------------------------------------
  14      Shareholder Information
-----------------------------------------------------
  15      Choosing a Share Class
-----------------------------------------------------
  17      Purchase and Exchange of Shares
-----------------------------------------------------
  18      Sales Charges
-----------------------------------------------------
  20      Sales Charge Reductions and Waivers
-----------------------------------------------------
  21      Plans of Distribution
-----------------------------------------------------
  22      How to Sell Shares
-----------------------------------------------------
  23      Distributions and Taxes
-----------------------------------------------------
  24      Financial Highlights
-----------------------------------------------------
  27     Appendix
-----------------------------------------------------

                                 MARCH 15, 2001


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 RISK/RETURN SUMMARY

 The funds seek to provide you with high current income that is exempt from regular federal income tax by investing primarily in municipal bonds. The Tax-Exempt Bond Fund of America may invest in lower quality municipal bonds and American High-Income Municipal Bond Fund invests a substantial portion of its portfolio in lower quality municipal bonds. Limited Term Tax-Exempt Bond Fund invests primarily in municipal bonds with average effective maturities between 3 and 10 years and with quality ratings of A or better, but may also invest significantly in bonds rated Baa or BBB. The funds emphasize undervalued but fundamentally sound investments in municipal obligations including those issued to finance roads, schools, hospitals, airports and other public needs. Municipalities include counties, cities, towns, and various regional or special districts.

 The funds are designed for investors seeking a high level of current income exempt from federal income tax and, in the case of American High-Income Municipal Bond Fund, investors who are able to tolerate greater credit risk and price fluctuations than funds investing in higher quality bonds. An investment in the funds is subject to risks, including the possibility that a fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad. The values of debt securities may be affected by changing interest rates and credit risk assessments. Lower quality and longer maturity bonds may be subject to greater price fluctuations than higher quality and shorter maturity bonds.

 Your investment in the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                   NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 HISTORICAL INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the funds by showing changes in the funds' investment results from year to year and by showing how the funds' average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

 Unlike the bar charts, the investment results tables reflect each fund's investment results with the maximum initial or deferred sales charge deducted, as required by Securities and Exchange Commission rules. Class A share results are shown with the maximum initial sales charge of 3.75% deducted. Sales charges are reduced for purchases of $100,000 or more. Results would be higher if they were calculated at net asset value. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Since the funds' Class B shares began investment operations on March 15, 2000 and Class C and F shares began investment operations on March 15, 2001, comparable results are not available for the 2000 calendar year.

NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

                       THE TAX-EXEMPT BOND FUND OF AMERICA
                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
 (Results do not include a sales charge; if one were included, results would be lower.)
 [bar chart]
 1991   11.17%
 1992    9.03%
 1993   11.72%
 1994   -4.82%
 1995   17.28%
 1996    4.57%
 1997    8.98%
 1998    6.04%
 1999   -2.32%
 2000    9.69%
 [end bar chart]

    The fund's highest/lowest quarterly results during this time period were:

        HIGHEST              6.87%  (quarter ended March 31, 1995)
        LOWEST               -4.93%  (quarter ended March 31, 1994)

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                ONE YEAR   FIVE YEARS   TEN YEARS    LIFETIME
 Class A - began 10/3/79
 (with the maximum sales          5.56%       4.50%       6.54%        7.87%
 charge imposed)
 ------------------------------------------------------------------------------
 Lehman Municipal Bond           11.68%       5.84%       7.32%         N/A
 Index/1/
 ------------------------------------------------------------------------------
 Lipper General                  10.83%       4.66%       6.68%        8.05%
 Municipal Debt Average/2/
 ------------------------------------------------------------------------------
 Class A yield:  4.66%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)
 ------------------------------------------------------------------------------


 1 The Lehman Brothers Municipal Bond Index represents the long-term investment grade municipal bond market. This index is unmanaged and does not reflect sales charges, commissions or expenses. This index was not in existence as of the date the fund's Class A shares began investment operations, therefore, lifetime results are not available.
 2 The Lipper General Municipal Debt Funds Average represent funds that invest at least 65% of assets in municipal debt issues in the top four rating categories. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges

                                   NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

                    AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
 (Results do not include a sales charge; if one were included, results would be lower.)
 [bar chart]
 1995   19.05%
 1996    6.45%
 1997   10.37%
 1998    4.89%
 1999   -2.31%
 2000    7.31%
 [end bar chart]

    The fund's highest/lowest quarterly results during this time period were:

        HIGHEST                 7.46%  (quarter ended March 31, 1995)
        LOWEST                  -1.40%  (quarter ended December 31, 1999)

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                          ONE YEAR    FIVE YEARS     LIFETIME
 Class A - began 9/26/94
 (with the maximum sales charge             3.25%       4.46%         6.44%
 imposed)
 ------------------------------------------------------------------------------
 Lehman Municipal Bond Index/1/            11.68%       5.84%         7.11%
 ------------------------------------------------------------------------------
 Lipper High Yield Municipal Debt           3.08%       3.83%         5.25%
 Average/2/
 ------------------------------------------------------------------------------
 Class A yield:  5.27%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)
 ------------------------------------------------------------------------------


 1 The Lehman Brothers Municipal Bond Index represents the national long-term investment grade municipal bond market. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Lipper High Yield Municipal Debt Funds Average represents an average of funds in the objective that invest at least 50% of their assets in lower rated municipal debt issues. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges

NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

                   LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
 (Results do not include a sales charge; if one were included, results would be lower.)
 [bar chart]
 1994   -2.90%
 1995   12.35%
 1996    4.46%
 1997    7.30%
 1998    5.50%
 1999   -0.60%
 2000    7.45%
 [end bar chart]


    The fund's highest/lowest quarterly results during this time period were:

        HIGHEST         4.38%  (quarter ended March 31, 1995)
        LOWEST          -3.44%  (quarter ended March 31, 1994)

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                          ONE YEAR    FIVE YEARS     LIFETIME
 Class A - began 10/6/93
 (with the maximum sales charge            3.40%        3.98%         4.47%
 imposed)
 ------------------------------------------------------------------------------
 Lehman 7-Year Municipal Bond Index/1/     9.07%        5.39%         5.37%
 ------------------------------------------------------------------------------
 Lipper Intermediate Municipal Debt        8.55%        4.67%         4.78%
 Average/2/
 ------------------------------------------------------------------------------
 Class A yield:  4.13%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)
 ------------------------------------------------------------------------------


 1 The Lehman Brothers 7-Year Municipal Bond Index represents the investment grade municipal bond market. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Lipper Intermediate Municipal Debt Funds Average is comprised of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges

                                   NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 FEES AND EXPENSES OF THE FUNDS

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS A   CLASS B   CLASS C    CLASS F
 --------------------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases (as a       3.75%/1/  none      none       none
 percentage of offering price)
 --------------------------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested            none      none      none       none
 dividends
 --------------------------------------------------------------------------------------------
 Maximum deferred sales charge                        none/2/    5.00%/3/  1.00%/4/   none
 --------------------------------------------------------------------------------------------
 Redemption or exchange fees                           none      none      none       none
 --------------------------------------------------------------------------------------------

 1 Sales charges are reduced or eliminated for purchases of $100,000 or more.
 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
 3 Deferred sales charges are reduced after 12 months and eliminated after six years.
 4 Deferred sales charge is eliminated after 12 months.

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
 ------------------------------------------------------------------------------
                                  CLASS A  CLASS B/1/  CLASS C/2/   CLASS F/2/
 ------------------------------------------------------------------------------
 THE TAX-EXEMPT BOND FUND OF AMERICA
 ------------------------------------------------------------------------------
 Management Fees                   0.36%     0.36%       0.36%        0.36%
 Distribution and/or Service
 (12b-1) Fees/3/                   0.25%     1.00%       1.00%        0.25%
 Other Expenses                    0.06%     0.03%       0.19%        0.18%
 Total Annual Fund Operating
 Expenses                          0.67%     1.39%       1.55%        0.79%
 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
 ------------------------------------------------------------------------------
 Management Fees                   0.41%     0.41%       0.41%        0.41%
 Distribution and/or Service
 (12b-1) Fees/4/                   0.30%     1.00%       1.00%        0.25%
 Other Expenses                    0.09%     0.05%       0.21%        0.21%
 Total Annual Fund Operating
 Expenses                          0.80%     1.46%       1.62%        0.87%
 LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
 ------------------------------------------------------------------------------
 Management Fees                   0.44%     0.44%       0.44%        0.44%
 Distribution and/or Service
 (12b-1) Fees/4/                   0.30%     1.00%       1.00%        0.25%
 Other Expenses                    0.07%     0.44%       0.18%        0.18%
 Total Annual Fund Operating
 Expenses                          0.81%     1.88%       1.62%        0.87%
 Expense Reimbursement/5/          0.06%     0.28%        N/A          N/A
 Net Expenses                      0.75%     1.60%       1.62%        0.87%
 ------------------------------------------------------------------------------

 1 Annualized.
 2 Based on estimated amounts for the current fiscal year.
 3 Class A and F 12b-1 fees may not exceed 0.25% and 0.50%, respectively, of the class' average net assets annually.
 4 Class A and F 12b-1 fees may not exceed 0.30% and 0.50%, respectively, of the class' average net assets annually.
 5 During the year, Capital Research and Management Company paid certain expenses of the fund to ensure the expense ratio of the Class A shares did not exceed 0.75% of average net assets annually. Under certain circumstances, as described in the statement of additional information, the fund may be required to repay amounts waived.

NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 EXAMPLE

 The examples below are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each fund for the time periods indicated, that your investment has a 5% return each year and that each fund's operating expenses remain the same as shown above. The "Class A" example reflects the maximum initial sales charge in the first year. The "Class B- and Class C-assuming redemption" examples reflect applicable contingent deferred sales charges through six years and one year, respectively (after which times they are eliminated). The examples do not include fees charged by financial intermediaries, typically applicable mainly to Class F shares. Both Class B examples reflect Class A expenses for years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions, your cumulative expenses would be:


                                 ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 ------------------------------------------------------------------------------
 THE TAX-EXEMPT BOND FUND OF AMERICA
 ------------------------------------------------------------------------------
 Class A                           $441       $581        $  734      $1,178
 ------------------------------------------------------------------------------
 Class B - assuming redemption     $642       $840        $  961      $1,472
 Class B - assuming no             $142       $440        $  761      $1,472
 redemption
 ------------------------------------------------------------------------------
 Class C - assuming redemption     $258       $490        $  845      $1,845
 Class C - assuming no             $158       $490        $  845      $1,845
 redemption
 ------------------------------------------------------------------------------
 Class F - excludes                $ 81       $252        $  439      $  978
 intermediary fees/*/
 ------------------------------------------------------------------------------
 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
 ------------------------------------------------------------------------------
 Class A                           $454       $621        $  803      $1,328
 ------------------------------------------------------------------------------
 Class B - assuming redemption     $649       $862        $  997      $1,567
 Class B - assuming no             $149       $462        $  797      $1,567
 redemption
 ------------------------------------------------------------------------------
 Class C - assuming redemption     $265       $511        $  881      $1,922
 Class C - assuming no             $165       $511        $  881      $1,922
 redemption
 ------------------------------------------------------------------------------
 Class F - excludes                $ 89       $278        $  482      $1,073
 intermediary fees/*/
 ------------------------------------------------------------------------------
 LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
 ------------------------------------------------------------------------------
 Class A/**/                       $455       $624        $  808      $1,339
 ------------------------------------------------------------------------------
 Class B - assuming
 redemption/**/                    $691       $991        $1,216      $1,921
 Class B - assuming no             $191       $591        $1,016      $1,921
 redemption/**/
 ------------------------------------------------------------------------------
 Class C - assuming redemption     $265       $511        $  881      $1,922
 Class C - assuming no             $165       $511        $  881      $1,922
 redemption
 ------------------------------------------------------------------------------
 Class F - excludes                $ 89       $278        $  482      $1,073
 intermediary fees/*/
 ------------------------------------------------------------------------------


 * Fees charged by financial intermediaries are independent of fund expenses and will increase the overall cost of your investment. Intermediary fees typically range from 0.50% to 3.00% of assets annually depending on services offered.

 **Does not reflect expense reimbursement.

                                   NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

 THE TAX-EXEMPT BOND FUND OF AMERICA

 The fund's investment objective is to provide you with a high level of current income exempt from federal income tax, consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in municipal bonds, including lower quality bonds.

 Normally, the fund will invest at least 80% of its assets in securities exempt from regular federal income tax. The fund will invest at least 65% of its assets in debt securities rated A or better. The fund may also invest up to 35% of its assets in debt securities rated Baa or BBB or below (however, no more than 20% of its assets may be invested in debt securities rated Ba and BB or below).

 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

 The fund's investment objective is to provide you with a high level of current income exempt from regular federal income tax. In seeking to achieve its objective, the fund may forego opportunities that would result in capital gains and may accept prudent risks to capital value, in each case to take advantage of opportunities for higher current income. The fund invests primarily in municipal bonds and will invest at least 50% of its assets in lower quality debt securities (rated Baa or BBB or below). The fund may also purchase securities that would subject you to federal alternative minimum taxes.

 In addition, the fund may invest significantly in municipal obligations of issuers in the same state or of similar project type. This may make the fund more susceptible to certain economic, political or regulatory occurrences. As a result, the potential for fluctuations in the fund's share price may increase.

 LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

 The fund's investment objective is to provide you with current income that is exempt from regular federal income tax, consistent with its stated maturity and quality standards and preservation of capital. The fund invests primarily in municipal bonds with average effective maturities between 3 and 10 years and with quality ratings of A or better. Normally, the fund will invest at least 80% of its assets in securities exempt from regular federal income tax. The fund may also invest significantly in municipal bonds rated Baa or BBB. In addition, the fund may purchase securities that would subject you to federal alternative minimum taxes.

NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. The values of most debt securities held by the funds may be affected by changing interest rates and individual securities by changes in their effective maturities and credit ratings. For example, the values of bonds in each fund's portfolio generally will decline when interest rates rise and vice versa. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. The values of lower quality and longer maturity bonds will be subject to greater price fluctuations than higher quality and shorter maturity bonds. See the Appendix for credit rating descriptions.

 A bond's effective maturity is the market's trading assessment of its maturity and represents an estimate of the most likely time period an investor in that bond will receive payment of principal. For example, as market interest rates decline, issuers may exercise call provisions which acts to shorten the bond's effective maturity. Conversely, if interest rates rise, effective maturities tend to lengthen. The average effective maturity is the market-weighted average (i.e., more weight is given to larger holdings) of all effective maturities in the portfolio.

 The funds' investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis of each issuer as well as by monitoring economic and legislative developments.

 The funds may also hold cash, money market instruments or taxable debt securities. The size of each fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of each fund's objective, but it also would reduce each fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 Each fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about each fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

                                   NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 ADDITIONAL INVESTMENT RESULTS

 Unlike the investment results tables shown on an earlier page, the tables below reflect each fund's results calculated without a sales charge.

 THE TAX-EXEMPT BOND FUND OF AMERICA

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
                          ONE YEAR     FIVE YEARS     TEN YEARS      LIFETIME
 Class A - began
 10/3/79
 (with no sales charge      9.69%         5.30%         6.95%          8.06%
 imposed)
 -------------------------------------------------------------------------------
 Lehman Municipal Bond     11.68%         5.84%         7.32%           N/A
 Index/1/
 -------------------------------------------------------------------------------
 Lipper General
 Municipal Debt            10.83%         4.66%         6.68%          8.05%
 Average/2/
 -------------------------------------------------------------------------------
 Class A distribution rate/3/:  5.20%
 (For current distribution rate information, please call American FundsLine at
 1-800-325-3590.)
 -------------------------------------------------------------------------------


 1 The Lehman Brothers Municipal Bond Index represents the long-term investment grade municipal bond market. This index is unmanaged and does not reflect sales charges, commissions or expenses. This index was not in existence as of the date the fund's Class A shares began investment operations, therefore, lifetime results are not available.
 2 The Lipper General Municipal Debt Funds Average represent funds that invest at least 65% of assets in municipal debt issues in the top four rating categories. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges
 3 The distribution rate represents actual distributions paid by the fund. It was calculated at net asset value by annualizing dividends paid by the fund over one month and dividing that number by the fund's average net asset value for the month.



 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                  ONE YEAR       FIVE YEARS        LIFETIME
 Class A - began 9/26/94
 (with no sales charge              7.31%           5.25%            7.10%
 imposed)
 ------------------------------------------------------------------------------
 Lehman Municipal Bond             11.68%           5.85%            7.11%
 Index/1/
 ------------------------------------------------------------------------------
 Lipper High Yield Municipal        3.08%           3.83%            5.25%
 Debt Average/2/
 ------------------------------------------------------------------------------
 Class A distribution rate/3/:  5.46%
 (For current distribution rate information, please call American FundsLine at 1-800-325-3590.)
 ------------------------------------------------------------------------------

 1 The Lehman Brothers Municipal Bond Index represents the national long-term investment grade municipal bond market. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Lipper High Yield Municipal Debt Funds Average represents an average of funds in the objective that invest at least 50% of their assets in lower rated municipal debt issues. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges
 3 The distribution rate represents actual distributions paid by the fund. It was calculated at net asset value by annualizing dividends paid by the fund over one month and dividing that number by the fund's average net asset value for the month.

NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                  ONE YEAR       FIVE YEARS        LIFETIME
 Class A - began 10/6/93
 (with no sales charge              7.45%           4.78%            5.02%
 imposed)
 ------------------------------------------------------------------------------
 Lehman 7-Year Municipal Bond       9.07%           5.39%            5.37%
 Index/1/
 ------------------------------------------------------------------------------
 Lipper Intermediate Municipal      8.55%           4.67%            4.78%
 Debt Average/2/
 ------------------------------------------------------------------------------
 Class A distribution rate/3/:  4.21%
 (For current distribution rate information, please call American FundsLine at 1-800-325-3590.)
 ------------------------------------------------------------------------------

 1 The Lehman Brothers 7-Year Municipal Bond Index represents the investment grade municipal bond market. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Lipper Intermediate Municipal Debt Funds Average is comprised of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges
 3 The distribution rate represents actual distributions paid by the fund. It was calculated at net asset value by annualizing dividends paid by the fund over one month and dividing that number by the fund's average net asset value for the month.

                                   NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the funds and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the funds. The total management fees paid by the funds, as a percentage of average net assets, for the previous fiscal year appears earlier under "Fees and Expenses of the Funds."

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Tax-Exempt Bond Fund of America, American High-Income Municipal Bond Fund, and Limited Term Tax-Exempt Bond Fund of America are:


 PORTFOLIO COUNSELOR/ FUND                                 PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)             COUNSELOR SINCE         (OR AFFILIATE) AND INVESTMENT EXPERIENCE
 --------------------------------------------------------------------------------------------------------------
 BRENDA S. ELLERIN           1998 (6 years as a research   Vice President and Director, Capital Research
 Vice President, Tax-Exempt       professional) for        Company
 Bond Fund of America and      Tax-Exempt Bond Fund of
 Limited Term Tax-Exempt               America             Investment professional since 1990 and with Capital
 Bond Fund                                                 Research and Management Company or affiliate since
                             1998 (6 years as a research   1991
                             professional) for American
                             High-Income Municipal Bond
                                        Fund

                                1996 for Limited Term
                                Tax-Exempt Bond Fund
 --------------------------------------------------------------------------------------------------------------
 REBECCA L. FORD              1986 for Tax-Exempt Bond     Vice President, Investment Management Group, Capital
                                   Fund of America         Research and Management Company

                                                           Investment professional with Capital Research and
                                                           Management Company or affiliate since 1983
 --------------------------------------------------------------------------------------------------------------
 DAVID A. HOAG               1998 (6 years as a research   Vice President and Director, Capital Research
 Vice President, Tax-Exempt       professional) for        Company
 Bond Fund of America and      Tax-Exempt Bond Fund of
 American High-Income                  America             Investment professional since 1988 and with Capital
 Municipal Bond Fund                                       Research and Management Company or affiliate since
                             1996 (6 years as a research   1991
                             professional) for American
                             High-Income Municipal Bond
                                        Fund
 --------------------------------------------------------------------------------------------------------------
 NEIL L. LANGBERG             1979 for Tax-Exempt Bond     Vice President, Investment Management Group, Capital
 President, Principal              Fund of America         Research and Management Company
 Executive Officer and
 Director, Tax-Exempt Bond        1994 for American        Investment professional with Capital Research and
 Fund of America; Senior     High-Income Municipal Bond    Management Company or affiliate since 1978
 Vice President, American               Fund
 High-Income Municipal Bond
 Fund and Limited Term          1993 for Limited Term
 Tax-Exempt Bond Fund           Tax-Exempt Bond Fund
 --------------------------------------------------------------------------------------------------------------
 MARK R. MACDONALD            1994 for Tax-Exempt Bond     Vice President, Investment Management Group, Capital
 President, Principal              Fund of America         Research and Management Company
 Executive Officer and
 Director, American               1994 for American        Investment professional since 1985 and with Capital
 High-Income Municipal Bond  High-Income Municipal Bond    Research and Management Company or affiliate since
 Fund; Senior Vice                      Fund               1994
 President, Limited Term
 Tax-Exempt Bond Fund; Vice
 President, Tax-Exempt Bond
 Fund of America
 --------------------------------------------------------------------------------------------------------------

NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

                                   NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the funds' transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773



 A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION AND THE OWNER'S GUIDE SENT TO NEW AMERICAN FUNDS SHAREHOLDERS TITLED "WELCOME TO THE FAMILY." Both are available by writing or calling American Funds Service Company.

NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 CHOOSING A SHARE CLASS

 Each fund offers four different classes of shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. WHEN YOU PURCHASE SHARES OF EACH FUND, YOU MUST CHOOSE A SHARE CLASS. IF NONE IS CHOSEN, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.
 THE TAX-EXEMPT BOND FUND OF AMERICA
 Shares of each fund may be purchased through various investment programs or accounts, including many types of retirement plans. HOWEVER, TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The services or share classes available to you may vary depending upon how you wish to purchase shares of each fund.

 Factors you should consider in choosing a class of shares include:

 . How long you expect to own the shares

 . How much you intend to invest

 . Total expenses associated with owning shares of each class

 . Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 . Class B and C shares generally are not available to certain retirement plans, including employer-sponsored retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans

 . Class F shares are generally only available to fee-based programs of investment firms and registered investment advisers that have special agreements with each fund's distributor

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

                                   NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 SUMMARY OF THE PRIMARY DIFFERENCES AMONG SHARE CLASSES

  CLASS A SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        up to 3.75% (reduced or eliminated for purchases
                              of $100,000 or more)
  Contingent deferred sales   none (except on certain redemptions on purchases
  charge                      of $1 million or more bought without an initial
                              sales charge)
  12b-1 fees                  up to 0.25% or 0.30% annually
  Dividends                   higher than other classes due to lower annual
                              expenses
  Purchase maximum            none
  Conversion                  none
  CLASS B SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   starts at 5.00% and declines each year until it
  charge                      reaches 0% after six years
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $100,000
  Conversion                  automatic conversion to Class A shares after
                              eight years, reducing future annual expenses
  CLASS C SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   1.00% if shares are sold within one year after
  charge                      being purchased
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $500,000
  Conversion                  automatic conversion to Class F shares after ten
                              years, reducing future annual expenses
  CLASS F SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   none
  charge
  12b-1 fees                  currently 0.25% annually (may not exceed 0.50%
                              annually)
  Dividends                   higher than Class B and C shares due to lower
                              distribution fees, but typically lower than Class
                              A shares due to higher other expenses
  Purchase maximum            none
  Conversion                  none
 ------------------------------------------------------------------------------

NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE OF CLASS A, B AND C SHARES

 Generally, you may open an account and purchase Class A, B and C shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell each fund's shares. You may purchase additional shares in various ways, including through your investment dealer and by mail, telephone, the Internet and bank wire.

 PURCHASE OF CLASS F SHARES

 Generally, you may only open an account and purchase Class F shares through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. These firms and advisers typically charge ongoing fees for services they provide.

 EXCHANGE

 Generally, you may exchange your shares into shares of the same class of other funds in The American Funds Group without a sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS, EACH FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON, INCLUDING PURCHASES WHICH ARE PART OF EXCHANGE ACTIVITY THAT COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUNDS.


 PURCHASE MINIMUMS FOR ALL CLASSES OF SHARES
 To establish an account                           $    250
 To add to an account                              $     50
 -----------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS B SHARES               $100,000
 -----------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS C SHARES               $500,000
 -----------------------------------------------------------

                                   NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 SHARE PRICE

 Each fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. Each fund has adopted procedures to make "fair value" determinations when reliable market prices for particular securities are not available.

 Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $100,000               3.75%            3.90%            3.00%
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1        1.50%            1.52%            1.20%
 million
 ------------------------------------------------------------------------------
 $1 million or more and
 certain other investments        none             none             none
 described below
 ------------------------------------------------------------------------------


 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE SOLD WITHIN ONE YEAR OF PURCHASE.
  Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or foundations with $50 million or more in assets, and investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1%

NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS on investments made in Class A shares with no initial sales charge. Each fund may reimburse the distributor for these payments through its Plan of Distribution (see below).

 CLASS B AND C

 Class B and C shares are sold without any initial sales charge. American Funds Distributors pays 4% of the amount invested to dealers who sell Class B shares and 1% to dealers who sell Class C shares.

 For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase. For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below.

 CLASS B SHARES SOLD WITHIN YEAR       1    2    3    4    5     6
 --------------------------------------------------------------------
 CONTINGENT DEFERRED SALES CHARGE      5%   4%   4%   3%   2%    1%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B and C Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest.

 See "Plans of Distribution" below for ongoing compensation paid to your dealer or financial adviser for all share classes.

 CONVERSION OF CLASS B AND C SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences.

                                   NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B or C contingent deferred sales charge.

 REDUCING YOUR CLASS A SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or, for instance:

 . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

 . solely controlled business accounts.

 . single-participant retirement plans.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of any class of shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in any class of shares of the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to combine all non-money market fund purchases of all share classes, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B AND C SHARES

 The contingent deferred sales charge on Class B and C shares may be waived in the following cases:

 . when receiving payments through systematic withdrawal plans (up to 12% of the value of each fund account);

 . when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2; or

 . for redemptions due to death or post-purchase disability of the shareholder.

 PLANS OF DISTRIBUTION

 Each fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by each fund's board of directors/trustees. The plans provide for annual expenses of up to 0.25% or 0.30% for Class A shares, 1.00% for Class B and C shares, and up to 0.50% for Class F shares. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

 The 12b-1 fees paid by each fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier under "Fees and Expenses of the Funds." Since these fees are paid out of each fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                   NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER OR FINANCIAL ADVISER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 . Class F shares must be sold through your dealer or financial adviser.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

 . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

 . Redemptions by telephone, fax, or computer (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder.

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold each fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or each fund may be liable for losses due to unauthorized or fraudulent instructions.

NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 Each fund declares dividends from net investment income daily and distributes the accrued dividends, which may fluctuate, to shareholders each month.
  Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. Capital gains, if any, are usually distributed in November or December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of these funds or any other American Fund, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAX CONSEQUENCES

 Interest on municipal bonds is generally not included in gross income for federal income tax purposes. Each fund is permitted to pass through to its shareholders federally tax-exempt income subject to certain requirements.
  However, each fund may invest in obligations which pay interest that is subject to state and local taxes when distributed by each fund.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the funds may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The funds' distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the funds will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see your tax adviser for further information.

                                   NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each fund's results for the past five years and is currently only shown for Class A and B shares. A similar table will be shown for Class C and F shares beginning with each fund's 2001 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in the statement of additional information, which is available upon request.

THE TAX-EXEMPT BOND FUND OF AMERICA/1/


                                      Net gains/(losses)
             Net asset                  on securities                 Dividends
               value,        Net        (both realized    Total from  (from net   Distributions                   Net asset
Year ended  beginning of  investment         and          investment  investment  (from capital      Total      value, end of
August 31       year        income       unrealized)      operations   income)       gains)      distributions      year
-------------------------------------------------------------------------------------------------------------------------------
 CLASS A:
   2000        $11.86       $.60/2/        $(.01)/2/        $ .59       $(.60)       $(.04)         $(.64)         $11.81
   1999         12.60        .59            (.55)             .04        (.59)        (.19)          (.78)          11.86
   1998         12.27        .62             .37              .99        (.62)        (.04)          (.66)          12.60
   1997         11.86        .64             .45             1.09        (.64)        (.04)          (.68)          12.27
   1996         11.94        .64             .01              .65        (.64)        (.09)          (.73)          11.86
 CLASS B:
   2000         11.50        .21/2/          .34/2/           .55        (.24)        -              (.24)          11.81

                                          Ratio of    Ratio of net
                           Net assets,   expenses to   income to
Year ended                 end of year   average net  average net      Portfolio
August 31   Total return  (in millions)    assets        assets      turnover rate
-----------------------------------------------------------------------------------
 CLASS A:
   2000        5.27%         $1,831          .67%        5.22%          28.64%/4/
   1999         .22           1,917          .65         4.78           14.56
   1998        8.26           1,795          .66         4.98           23.19
   1997        9.39           1,593          .68         5.27           14.39
   1996        5.51           1,476          .68         5.35           26.89
 CLASS B:
   2000        4.88               3         1.39/3/      4.29/3/        28.64/4/


1 The years 1996 through 2000 represent, for Class A shares, fiscal years ended
 August 31. The period ended 2000 represents, for Class B shares, the 169-day period ended August 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus are not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

2 Based on average shares outstanding.

3 Annualized

4 Represents portfolio turnover rate (equivalent for all share classes) for the fiscal year ended August 31, 2000.

NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND/1/



                                      Net gains/(losses)
             Net asset                  on securities                 Dividends
               value,        Net        (both realized    Total from  (from net   Distributions                   Net asset
Year ended  beginning of  investment         and          investment  investment  (from capital      Total      value, end of
 July 31        year        income       unrealized)      operations   income)       gains)      distributions      year
-------------------------------------------------------------------------------------------------------------------------------
 CLASS A:
   2000        $15.49       $.82/2/        $(.58)/2/        $ .24       $(.83)       $(.03)         $ (.86)        $14.87
   1999         16.12        .81            (.54)             .27        (.82)        (.08)           (.90)         15.49
   1998         15.90        .84             .26             1.10        (.84)        (.04)           (.88)         16.12
   1997         15.23        .87             .80             1.67        (.86)        (.14)          (1.00)         15.90
   1996         15.14        .88             .37             1.25        (.88)        (.28)          (1.16)         15.23
 CLASS B:
   2000         14.79        .23/2/          .14/2/           .37        (.29)        -               (.29)         14.87
                                                         Ratio of
                                           Ratio of     expenses to
                                          expenses to     average    Ratio of net
                           Net assets,    average net   net assets    income to
Year ended                 end of year   assets before     after     average net      Portfolio
 July 31    Total return  (in millions)   fee waiver    fee waiver      assets      turnover rate
--------------------------------------------------------------------------------------------------
 CLASS A:
   2000         1.61%         $550            .80%          .80%        5.53%          33.20%/4/
   1999         1.63           564            .78           .78         5.09           16.67
   1998         7.05           464            .79           .79         5.19           16.38
   1997        11.36           316            .87           .87         5.51           15.31
   1996         8.48           217            .88           .86         5.74           35.22
 CLASS B:
   2000         3.16             2           1.46/3/       1.46/3/      4.87/3/        33.20/4/


1 The years 1996 through 2000 represent, for Class A shares, fiscal years ended
 July 31. The period ended 2000 represents, for Class B shares, the 138-day period ended July 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

2 Based on average shares outstanding.

3 Annualized

4 Represents portfolio turnover rate (equivalent for all share classes) for the fiscal year ended July 31, 2000.

                                   NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA/1/


                                      Net gains/(losses)
             Net asset                  on securities                 Dividends
               value,        Net        (both realized    Total from  (from net                  Net asset
Year ended  beginning of  investment         and          investment  investment      Total      value, end
 July 31        year        income       unrealized)      operations   income)    distributions   of year    Total return
---------------------------------------------------------------------------------------------------------------------------
 CLASS A:
   2000        $14.62       $.73/2/        $(.30)/2/        $ .43       $(.62)       $(.62)        $14.43       3.09%
   1999         14.85        .61            (.23)             .38        (.61)        (.61)         14.62       2.59
   1998         14.79        .66             .06              .72        (.66)        (.66)         14.85       4.95
   1997         14.36        .68             .43             1.11        (.68)        (.68)         14.79       7.96
   1996         14.29        .69             .07              .76        (.69)        (.69)         14.36       5.39
 CLASS B:
   2000         14.27        .24/2/          .13/2/           .37        (.21)        (.21)         14.43       2.59
                             Ratio of       Ratio of
                            expenses to   expenses to   Ratio of net
             Net assets,    average net   average net    income to
Year ended   end of year   assets before  assets after  average net      Portfolio
 July 31    (in millions)   fee waiver     fee waiver      assets      turnover rate
-------------------------------------------------------------------------------------
 CLASS A:
   2000         $258            .81%          .75%         5.08%          34.38%/4/
   1999          283            .77           .75          4.12           17.00
   1998          227            .83           .75          4.40           34.07
   1997          203            .83           .75          4.70           31.89
   1996          197            .85           .74          4.77           34.95
 CLASS B:
   2000            1           1.88/3/       1.60/3/       4.23/3/        34.38/4/




1 The years 1996 through 2000 represent, for Class A shares, represent fiscal years ended July 31. The period ended 2000 represents, for Class B shares, the 138-day period ended July 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

2 Based on average shares outstanding.

3 Annualized

4 Represents portfolio turnover rate (equivalent for all share classes) for the fiscal year ended July 31, 2000.

NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 APPENDIX

 Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

 "Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such shares."

 "Aa - High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

 "A - Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 "Ba - Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

 "B - Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

 "Caa - Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

 "Ca - Speculative in a high degree; often in default or having other marked shortcomings."

 "C - Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

 Moody's supplies numerical indicators, 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic category.

                                   NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

 "AAA - Highest rating. Capacity to pay interest and repay principal is extremely strong."

 "AA - High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

 "A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

 "BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

 "BB, B, CCC, CC, C - Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

 "C1 - Reserved for income bonds on which interest is being paid."

 "D - In default and payment of interest and/or repayment of principal is in arrears."

 Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                   NATIONAL TAX-EXEMPT INCOME FUNDS / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the funds including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the funds' investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of each fund, including each fund's financial statements and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by each fund and the funds' investment adviser and its affiliated companies.

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the funds are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the funds. You may also occasionally receive proxy statements for the funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the funds at 333 South Hope Street, Los Angeles, California 90071.
 Investment Company File No. 811-2421 (The Tax-Exempt Bond Fund of America) Investment Company File No. 811-8576 (American High-Income Municipal Bond Fund) Investment Company File No. 811-7888 (Limited Term Tax-Exempt Bond Fund of
America)
                                                        Printed on Recyled Paper
                                                                  TEX-010-0301/B

                    THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
                  AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
                   LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

                                     Part B
                      Statement of Additional Information

                                 March 15, 2001

This document is not a prospectus but should be read in conjunction with the current prospectus of The Tax-Exempt Bond Fund of America, Inc. ("TEBF"), American High-Income Municipal Bond Fund, Inc. ("AHIM"), and Limited Term Tax-Exempt Bond Fund of America ("LTEX") dated March 15,2001. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                    The Tax-Exempt Bond Fund of America, Inc.
                  American High-Income Municipal Bond Fund, Inc.
                   Limited Term Tax-Exempt Bond Fund of America
                              Attention: Secretary
                              333 South Hope Street
                          Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        3
Fundamental Policies and Investment Restrictions. . . . . . . . . .        8
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .       13
Fund Directors/Trustees and Other Officers. . . . . . . . . . . . .       15
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       25
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       29
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       31
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       34
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       37
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       37
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       39
Shareholder Account Services and Privileges . . . . . . . . . . . .       40
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       43
General Information . . . . . . . . . . . . . . . . . . . . . . . .       43
Class A Share Investment Results and Related Statistics . . . . . .       45
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       48
Financial Statements




                   National Tax-Exempt Income Funds - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the funds' net assets unless otherwise noted. This summary is not intended to reflect all of the funds' investment limitations.


THE TAX-EXEMPT BOND FUND OF AMERICA
-----------------------------------

 .    The fund will invest at least 80% of its assets in securities exempt from regular federal income tax.
 .    The fund will not invest in securities subject to alternative minimum tax.
 .    The fund will invest at least 65% of its assets in debt securities rated A or better by Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's) or unrated but determined to be of equivalent quality.
 .    The fund may invest up to 35% of its assets in straight debt securities rated BBB by S&P or Baa by Moody's or below or unrated but determined to be of equivalent quality (with no more than 20% of its assets in straight debt securities rated BB/Ba or below or unrated but determined to be of equivalent quality).
 .    The fund will invest substantially in securities with maturities in excess of three years.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
----------------------------------------

 .    The fund will invest at least 80% of its assets in securities exempt from regular federal income tax (including securities subject to alternative minimum tax).
 .    The fund will invest at least 65% of its assets in debt securities rated A or below by S&P or Moody's or unrated but determined to be of equivalent quality.
 .    The fund will invest at least 50% of its assets in debt securities rated
     BBB/Baa or below or unrated but determined to be of equivalent quality.
 .    The fund will invest at least 65% of its assets in bonds (any debt securities having initial maturities in excess of one year).
 .    The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in obligations of the same type (however, the fund may not invest 25% or more in municipal securities of the same project type issued by non-governmental entities).

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

 .    The fund will invest at least 80% of its assets in securities exempt from regular federal income tax.
 .    The fund will invest up to 65% of its assets in bonds (any debt securities having initial maturities in excess of one year).
 .    The fund may invest up to 20% of its assets in securities subject to federal alternative minimum tax.
 .    The fund will invest at least 65% of its assets in debt securities rated A or better by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or unrated but determined to be of equivalent quality.
 .    The fund may invest up to 35% of its assets in straight debt securities rated BBB/Baa by Moody's or S&P or unrated but determined to be of equivalent quality. The fund is not normally required to dispose of a security in the event its rating is reduced below the


                   National Tax-Exempt Income Funds - Page 2
     current minimum rating for its purchase (or it is not rated and its quality becomes equivalent to such a security).
 .    The dollar-weighted average effective maturity of the fund's portfolio will be between 3 and 10 years.
 .    The maximum dollar-weighted average nominal or stated maturity of the fund's portfolio will be 15 years.
 .    The maximum effective maturity of any one security in the fund's portfolio will be 10 years.
 .    The maximum nominal or stated maturity of any security in the fund's portfolio will be 25 years.

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


THE TAX-EXEMPT BOND FUND OF AMERICA, AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
-----------------------------------------------------------------------------
AND LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
------------------------------------------------

DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and vice versa.


Lower rated bonds, rated Ba or below by S&P and BB or below by Moody's or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate


                   National Tax-Exempt Income Funds - Page 3 market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


MUNICIPAL BONDS - Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, their exclusion from gross income for federal income tax purposes and, where applicable, state and local income tax are rendered by bond counsel to the issuing authorities at the time of issuance.


The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.


Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.


Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of


                   National Tax-Exempt Income Funds - Page 4 the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.


MUNICIPAL LEASE OBLIGATIONS - The funds may invest, without limitation, in municipal lease revenue obligations that are determined to be liquid by the Investment Adviser. In determining whether these securities are liquid, the Investment Adviser will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.


U.S. VIRGIN ISLANDS AND PUERTO RICO OBLIGATIONS - The funds may invest in obligations of the Commonwealth of Puerto Rico and its agencies and authorities and the U.S. Virgin Islands to the extent such obligations are exempt from federal and state income taxes. Adverse political and economic conditions and developments, affecting Puerto Rico and the U.S. Virgin Islands, may in turn affect negatively the value of the funds' holdings in such obligations.


ZERO COUPON BONDS - Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.


PRE-REFUNDED BONDS - From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.


CASH AND CASH EQUIVALENTS - These securities include, but are not limited to:
(i) tax-exempt commercial paper (e.g., short-term notes obligations issued by municipalities that mature, or may be redeemed in 270 days or less), (ii) municipal notes (e.g., bond anticipation notes, revenue anticipation notes, and tax anticipation notes issued by municipalities that mature, or may be redeemed in one year or less), (iii) municipal obligations backed by letters of credit issued by banks or other financial institutions or government agencies that mature, or may be redeemed in one year or less, (iv) tax-exempt variable rate debt issued by municipal conduits for corporate obligors, and (v) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed in one year or less.


TEMPORARY INVESTMENTS - The funds may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements.


                   National Tax-Exempt Income Funds - Page 5

FORWARD COMMITMENTS - The funds may enter into commitments to purchase or sell securities at a future date. When the funds agree to purchase such securities, they assume the risk of any decline in value of the security beginning on the date of the agreement. When the funds agree to sell such securities, they do not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the funds could miss a favorable price or yield opportunity, or could experience a loss.


The funds will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the funds' aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because they may have an amount greater than their net assets subject to market risk). Should market values of the funds' portfolio securities decline while the funds are in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The funds will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the funds may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the funds to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


ADJUSTMENT OF MATURITIES - The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Keeping in mind each fund's objective, the Investment Adviser will increase each fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.


ISSUE CLASSIFICATION - Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.


The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the funds to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).


PRIVATE PLACEMENTS - Generally, municipal securities acquired in private placements are subject to contractual restrictions on resale. Accordingly, all private placements will be considered illiquid


                   National Tax-Exempt Income Funds - Page 6 unless they have been specifically determined to be liquid, taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the fund's board of directors.


RESTRICTED SECURITIES AND LIQUIDITY - The funds may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the funds' board of directors/trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS - The funds may enter into repurchase agreements, under which each fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the funds' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The funds will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the funds may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the funds may be delayed or limited.


LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA AND AMERICAN HIGH-INCOME MUNICIPAL
-------------------------------------------------------------------------------
BOND FUND
---------

SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAX - The funds may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum tax; therefore, while each fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.


AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
----------------------------------------

CONCENTRATION OF INVESTMENTS - The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type which pay interest on their obligations from revenue of similar projects. This may make the fund more susceptible to similar economic, political, or regulatory occurrences such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation. As the similarity in issuers increases, the potential for fluctuations in the fund's share price may increase. The fund may invest more than 25% of its assets in industrial development bonds.


LOANS OF PORTFOLIO SECURITIES - The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of


                   National Tax-Exempt Income Funds - Page 7 cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.


LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

MATURITY - Under normal market conditions, the fund's dollar-weighted average effective portfolio maturity will range between 3 and 10 years. The fund will not purchase any security with an effective maturity of more than 10 years. In calculating effective maturity, a feature such as a put, call or sinking fund will be considered to the extent it results in a security whose market characteristics indicate a maturity of 10 years or less, even though the nominal or stated maturity may be beyond 10 years. The Investment Adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the fund.


Additionally, the fund's dollar-weighted average nominal or stated portfolio maturity will not exceed 15 years, and the fund will not purchase any security with a nominal or stated maturity in excess of 25 years. For purposes of determining nominal or stated maturity, the fund will consider only the techniques approved for such purposes by the staff of the Securities and Exchange Commission which currently do not include any call or sinking fund features but are limited to those described in rule 2a-7(d) under the Investment Company Act of 1940 applicable to money market funds.


                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


Each fund's portfolio turnover rate would equal 100% if each security in each fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for each fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - Each fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its


                   National Tax-Exempt Income Funds - Page 8 outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or
(ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


THE TAX-EXEMPT BOND FUND OF AMERICA
-----------------------------------

These restrictions provide that the fund may not:


1. With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

2. Enter into any repurchase agreement if, as a result, more than 10% of the value of the fund's total assets would be subject to repurchase agreements maturing in more than seven days;

3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

4. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

5. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

6. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

7. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

8. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

9.   Invest in companies for the purpose of exercising control or management;

10. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

11. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;


                   National Tax-Exempt Income Funds - Page 9

For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

For purposes of Investment Restriction #10, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

NON-FUNDAMENTAL POLICIES - The following non-fundamental policy(ies) may be changed without shareholder approval:


     (a) The fund may not invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. Government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction;

     (b)
     The fund may not invest more than 15% of its net assets in securities which are not readily marketable.

     (c) The fund may not invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
----------------------------------------

These restrictions provide that the fund may not:


1. With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

2.   Invest in companies for the purpose of exercising control or management;

3. Purchase or sell real estate (including real estate limited partnerships) unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

4. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

5. Engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;


                   National Tax-Exempt Income Funds - Page 10

6. Make loans in an aggregate amount in excess of 33(alpha)% of the value of the fund's total assets, taken at the time any loan is made, provided that the purchase of debt securities pursuant to the fund's investment objective and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction and that loans of portfolio securities may be made;

7. Issue senior securities, except as permitted under the Investment Company Act of 1940;

8. Borrow money, except from banks for temporary or emergency purposes not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

9. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features);

10. Invest 25% or more of its assets in municipal securities of the same project type issued by non-governmental entities. However, the fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: general obligations of states and localities; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; or industrial development or pollution control bonds issued for hospitals, electric utility systems, life care facilities or other purposes. As a result, the fund may be more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. As the concentration in the securities of a particular category of issuer increases, the potential for fluctuation in the value of the fund's shares also increases; nor

11. Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

NON-FUNDAMENTAL POLICIES - The following non-fundamental policy(ies) may be changed without shareholder approval:


1. The fund does not currently intend (at least for the next 12 months) to lend portfolio securities. However, if such action is authorized by the Board of Directors, loans of portfolio securities as described under "Loans of Portfolio Securities" shall be made in accordance with the terms and conditions therein set forth and consistent with fundamental investment restriction #6;

2. The fund will not invest more than 15% of the value of its net assets in illiquid securities;

3. The fund does not currently intend (at least for the next 12 months) to invest in the securities of other registered management investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or in connection with the implementation of any deferred compensation plan as adopted by the Board of Directors;

4. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5% of total assets.


                   National Tax-Exempt Income Funds - Page 11

For the purposes of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

These restrictions provide that the fund may not:


 1. With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 3. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

 4. Invest 25% or more of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration;

 5. Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days) or engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

 6.  Invest in companies for the purpose of exercising control or management;

 7. Make loans to others except for (a) purchasing debt securities; (b) entering into repurchase agreements; and (c) loaning portfolio securities;

 8. Issue senior securities, except as permitted under the Investment Company Act of 1940;

 9. Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage; nor

10. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features).


                   National Tax-Exempt Income Funds - Page 12

NON-FUNDAMENTAL POLICIES - The following non-fundamental policy(ies) may be changed without shareholder approval:


1. The fund does not currently intend (at least for the next 12 months) to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2. The fund does not currently intend (at least for the next 12 months) to invest in the securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended.

3. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5%.

4. The fund does not currently intend (at least for the next 12 months) to invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. Government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects. The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction.

5. The fund does not currently intend (at least for the next 12 months) to loan portfolio securities.

For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.


                      FUND ORGANIZATION AND VOTING RIGHTS

Each fund is an open-end, diversified management investment company. The Tax-Exempt Bond Fund of America and American High-Income Municipal Bond Fund were each organized as a Maryland corporation on July 20, 1979 and June 14, 1994, respectively. Limited Term Tax-Exempt Bond Fund of America was organized as a Massachusetts business trust on July 12, 1993.


All fund operations are supervised by each fund's Board of Directors/Trustees which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors/Trustees and Director/Trustee Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for each fund.


The funds have four classes of shares - Class A, B, C and F. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to


                   National Tax-Exempt Income Funds - Page 13 the particular class as approved by the Board of Directors/Trustees and set forth in each fund's rule 18f-3 Plan. Class A, B, C and F shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class.
 Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The funds do not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the funds will hold a meeting at which any member of the board could be removed by a majority vote.


                   National Tax-Exempt Income Funds - Page 14

                      FUND DIRECTORS/TRUSTEES AND OFFICERS

              Directors/Trustees and Director/Trustee Compensation



                                                                                                  AGGREGATE
                                                                                                 COMPENSATION
                                                                                            (INCLUDING VOLUNTARILY
                                                                                                   DEFERRED
                                                                                               COMPENSATION/1/)
                                  POSITION                                                      FROM THE FUND
                                    WITH              PRINCIPAL OCCUPATION(S) DURING              DURING THE
   NAME, ADDRESS AND AGE         REGISTRANT                    PAST 5 YEARS                  2000 FISCAL YEAR/2/
--------------------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.         Director/          Corporate Director and author; former          TEBF $3,097/4/
 6077 San Elijo, Box 2494      Trustee            United States Ambassador to Spain;             AHIM $1,464/4/
 Rancho Santa Fe, CA  92067                       former Vice Chairman of the Board,             LTEX $1,464/4/
 Age: 66                                          Knight-Ridder, Inc., former Chairman
                                                  and Publisher, The Miami Herald
                                                                 ----------------
--------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie         Director/          Private Investor.  Former President and        TEBF $3,658/4/
 P.O. Box 144                  Trustee            Chief Executive Officer, The Mission           AHIM $2,258/4/
 Palos Verdes Estates, CA                         Group (non-utility holding company,            LTEX $2,258/4/
 90274                                            subsidiary of Southern California
 Age: 67                                          Edison Company)
--------------------------------------------------------------------------------------------------------------------
 + Don R. Conlan               LTEX: Trustee      President (retired), The Capital Group              none/5/
 1630 Milan Avenue                                Companies, Inc.
 South Pasadena, CA 91030
 Age: 65
--------------------------------------------------------------------------------------------------------------------
 Diane C. Creel                Director/          CEO and President, The Earth Technology        TEBF $3,500/4/
 100 W. Broadway               Trustee            Corporation (international consulting          AHIM $1,900/4/
 Suite 5000                                       engineering)                                   LTEX $1,900/4/
 Long Beach, CA 90802
 Age: 52
--------------------------------------------------------------------------------------------------------------------
 Martin Fenton                 Director/          Managing Director, Senior Resource             TEBF $4,100/4/
 4660 La Jolla Village         Trustee            Group LLC (development and management          AHIM $2,700/4/
 Drive                                            of senior living communities)                  LTEX $2,700/4/
 Suite 725
 San Diego, CA 92121-2116
 Age: 65
--------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller             Director/          President, Fuller Consulting (financial        TEBF $3,731/4/
 4337 Marina City Drive        Trustee            management consulting firm)                    AHIM $2,330/4/
 Suite 841 ETN                                                                                   LTEX $2,331/4/
 Marina del Rey, CA 90292
 Age: 54
--------------------------------------------------------------------------------------------------------------------
 +* Abner D. Goldstine         AHIM and           Senior Vice President and Director,                 none/5/
      Age: 71                  TEBF:              Capital Research and Management Company
                               Vice
                               Chairman
                               and
                               Director

                               LTEX:
                               President
                               and
                               Trustee
--------------------------------------------------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.        Chairman of        Executive Vice President and Director,              none/5/
      Age: 52                  the Board          Capital Research and Management Company

--------------------------------------------------------------------------------------------------------------------
 +*Neil L. Langberg            TEBF: President    Vice President, Investment Management               none/5/
 Age: 47                       and Director       Group, Capital Research and Management
                                                  Company
                               AHIM and LTEX:
                               Senior Vice
                               President
--------------------------------------------------------------------------------------------------------------------
 +*Mark R. Macdonald           TEBF: Vice         Vice President, Investment Management               none/5/
 Age: 41                       President          Group, Capital Research and Management
                                                  Company
                               AHIM: President
                               and Director

                               LTEX: Senior
                               Vice President
--------------------------------------------------------------------------------------------------------------------
 Richard G. Newman             Director/          Chairman and CEO, AECOM Technology             TEBF $4,131/4/
 3250 Wilshire Boulevard       Trustee            Corporation (architectural engineering)        AHIM $2,730/4/
 Los Angeles, CA 90010-1599                                                                      LTEX $2,731/4/
 Age: 66
--------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez              Director/          President, The Sanchez Family                  TEBF $3,333/4/
 5234 Via San Delarro, #1      Trustee            Corporation dba McDonald's Restaurants         AHIM $1,700/4/
 Los Angeles, CA  90022                           (McDonald's licensee)                          LTEX $1,700/4/
 Age: 57
--------------------------------------------------------------------------------------------------------------------
                                   TOTAL COMPENSATION
                                 (INCLUDING VOLUNTARILY
                                        DEFERRED
                                  COMPENSATION/1/) FROM        TOTAL NUMBER
                                  ALL FUNDS MANAGED BY           OF FUND
                                  CAPITAL RESEARCH AND            BOARDS
                                   MANAGEMENT COMPANY            ON WHICH
                              OR ITS AFFILIATES/3/ FOR THE   DIRECTOR/TRUSTEE
   NAME, ADDRESS AND AGE          2000 FISCAL YEAR END          SERVES/2/
------------------------------------------------------------------------------
 Richard G. Capen, Jr.                7/31/00 $84,133               14
 6077 San Elijo, Box 2494             8/31/00 $88,153
 Rancho Santa Fe, CA  92067                                 ------------------
 Age: 66
------------------------------------------------------------
 H. Frederick Christie                7/31/00 $216,133              19
 P.O. Box 144                         8/31/00 $214,453
 Palos Verdes Estates, CA                                   ------------------
 90274
 Age: 67
------------------------------------------------------------
 + Don R. Conlan                  none/5/                            7
 1630 Milan Avenue
 South Pasadena, CA 91030
 Age: 65
------------------------------------------------------------------------------
 Diane C. Creel                       7/31/00 $42,800               12
 100 W. Broadway                      8/31/00 $42,320
 Suite 5000                                                 ------------------
 Long Beach, CA 90802
 Age: 52
------------------------------------------------------------
 Martin Fenton                        7/31/00 $128,633              16
 4660 La Jolla Village                8/31/00 $128,153
 Drive                                                      ------------------
 Suite 725
 San Diego, CA 92121-2116
 Age: 65
------------------------------------------------------------
 Leonard R. Fuller                    7/31/00 $87,633               13
 4337 Marina City Drive               8/31/00 $87,953
 Suite 841 ETN                                              ------------------
 Marina del Rey, CA 90292
 Age: 54
------------------------------------------------------------
 +* Abner D. Goldstine            none/5/                           12
      Age: 71

------------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.           none/5/                           15
      Age: 52

------------------------------------------------------------------------------
 +*Neil L. Langberg               none/5/                            1
 Age: 47
------------------------------------------------------------------------------
 +*Mark R. Macdonald              none/5/                            1
 Age: 41
------------------------------------------------------------------------------
 Richard G. Newman                    7/31/00 $105,800              13
 3250 Wilshire Boulevard              8/31/00 $105,320
 Los Angeles, CA 90010-1599                                 ------------------
 Age: 66
------------------------------------------------------------
 Frank M. Sanchez                     7/31/00 $40,933               12
 5234 Via San Delarro, #1             8/31/00 $43,953
 Los Angeles, CA  90022                                     ------------------
 Age: 57
------------------------------------------------------------




                   National Tax-Exempt Income Funds - Page 15

 [This page is deliberately left blank for this filing.]

                   National Tax-Exempt Income Funds - Page 16

 [This page is deliberately left blank for this filing.]


                   National Tax-Exempt Income Funds - Page 17

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the funds' Investment Adviser, Capital Research and Management Company, or the parent company of the Investment Adviser, The Capital Group Companies, Inc.


* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025
** Address is 333 South Hope Street, Los Angeles, CA 90071

1 Amounts may be deferred by eligible Directors/Trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors/Trustees.

2 The Tax-Exempt Bond Fund of America's fiscal year ends on August 31. American High-Income Municipal Bond Fund's and Limited Term Tax-Exempt Bond
  Fund of America's fiscal year ends on July 31.

3 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

4 Since the deferred compensation plans' adoption, the total amount of deferred compensation accrued by each fund (plus earnings thereon) through the 2000 fiscal year for participating Directors/Trustees is as follows:
  TEBF - Richard G. Capen, Jr. ($2,485), H. Frederick Christie ($9,739), Diane
  C. Creel ($8,776), Martin Fenton ($19,642), Leonard R. Fuller ($13,151) and Richard G. Newman ($46,355).
  AHIM - Richard G. Capen, Jr. ($1,579), H. Frederick Christie ($6,441) Diane C. Creel ($2,987), Martin Fenton ($1,505), Leonard R. Fuller ($4,523), and Richard G. Newman ($21,759).
  LTEX - Richard G. Capen, Jr. ($1,579), H. Frederick Christie ($6,107), Diane
  C. Creel ($2,987), Martin Fenton ($11,443), Leonard R. Fuller ($4,523) and Richard G. Newman ($30,805).
  Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors/Trustees.

5 Don R. Conlan, Abner D. Goldstine, Paul G. Haaga, Jr., Neil L. Langberg and
  Mark R. Macdonald are affiliated with the Investment Adviser and, accordingly, receive no compensation from the funds.


                   National Tax-Exempt Income Funds - Page 18

                                 OTHER OFFICERS

                               POSITION(S)      PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE  WITH REGISTRANT            PAST 5 YEARS#
-------------------------------------------------------------------------------
Michael J. Downer       46   Vice President    Senior Vice President - Fund
333 South Hope Street                          Business Management Group,
Los Angeles, CA 90071                          Capital Research and Management
                                               Company
-------------------------------------------------------------------------------
Brenda S. Ellerin       37   Vice President -  Vice President and Director,
11100 Santa Monica           TEBF and LTEX     Capital Research Company*
Blvd.
Los Angeles, CA 90025
-------------------------------------------------------------------------------
David A. Hoag           35   Vice President -  Vice President and Director,
11100 Santa Monica           TEBF and AHIM     Capital Research Company*
Blvd.
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Edward B. Nahmias       48   Vice President -  Vice President, Capital Research
11100 Santa Monica           AHIM              Company*
Blvd.
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Julie F. Williams       52   Secretary         Vice President - Fund Business
333 South Hope Street                          Management Group, Capital
Los Angeles, CA 90071                          Research and Management Company
-------------------------------------------------------------------------------
Anthony W. Hynes, Jr.   38   Treasurer         Vice President - Fund Business
135 South State                                Management Group, Capital
College Blvd.                                  Research and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------
Kimberly S. Verdick     36   Assistant         Assistant Vice President - Fund
333 South Hope Street        Secretary         Business Management Group,
Los Angeles, CA 90071                          Capital Research and Management
                                               Company
-------------------------------------------------------------------------------

# Positions within the organizations listed may have changed during this period.
* Company affiliated with Capital Research and Management Company.

All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Director/Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. TEBF pays annual fees of $2,500 to Directors/Trustees who are not affiliated with the Investment Adviser, plus $210 for each Board of Directors/Trustees meeting attended. In addition, various Directors/Trustees participate with directors and trustees of certain other funds in The American Funds Group in joint meetings of Contracts Committees, Audit Committees and Nominating Committees; total fees for attendance at these meetings, which are prorated among the participants in proportion to the number of funds represented, are $2,510 for each meeting of the Contracts Committee and $1,000 for each meeting of the Audit and Nominating Committees.


AHIM and LTEX pay annual fees of $1,500 to Directors/Trustees who are not affiliated with the Investment Adviser. In addition, each fund pays $210 for each Board of Directors/Trustees meeting attended, plus a pro rata portion of $2,520 for each meeting of the Contracts Committee attended and a pro rata portion of $1,000 for each meeting of the Audit and Nominating Committees attended.


                   National Tax-Exempt Income Funds - Page 19

No pension or retirement benefits are accrued as part of fund expenses. The Directors/Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the funds. The funds also reimburse certain expenses of the Directors/Trustees who are not affiliated with the Investment Adviser. As of February 15, 2001 the officers and Directors/Trustees of each fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of each fund.


                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $300 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreements (the "Agreements") between the funds and the Investment Adviser will continue in effect until May 31, 2001, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors/Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors/Trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the Investment Adviser has no liability to the funds for its acts or omissions in the performance of its obligations to the funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the funds, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the funds. The funds pay all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative services; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the funds (including


                   National Tax-Exempt Income Funds - Page 20 stock certificates, registration and qualification fees and expenses); expenses pursuant to the funds' Plans of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the funds; and costs of assembling and storing shareholder account data.


                   National Tax-Exempt Income Funds - Page 21

For TEBF the Investment Adviser receives a monthly fee based on the following rates and net asset levels:

                                NET ASSET LEVEL

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.16                   3,000,000,000
------------------------------------------------------------------------------


The agreement also provides for fees based on monthly gross investment income at the following rates:

                            MONTHLY GROSS INVESTMENT

         INCOME              RATE IN EXCESS OF                UP TO
------------------------------------------------------------------------------
         3.00%                   $        0                 $3,333,333
------------------------------------------------------------------------------
                                  3,333,333                  8,333,333
------------------------------------------------------------------------------
                                  8,333,333
------------------------------------------------------------------------------


Assuming net assets of $1.8 billion and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.29%, 0.31%, 0.34%, 0.36% and
0.38%, respectively. For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defiined for federal income tax purposes.


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed the lesser of either 25% of gross income of the Fund for the preceding year or the sum or (a) 1-1/2% of the average daily net assets of the preceding year up to and including $30,000,000 and (b) 1% of any excess of average daily net assets of the preceding year over $30,000,000. Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


                   National Tax-Exempt Income Funds - Page 22

For AHIM the Investment Adviser receives a monthly fee at the annual rate of 0.30% on the first $60 million of average net assets, plus 0.21% on net assets over $60 million, plus 3% of gross investment income. Assuming net assets of $600 million and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.31%, 0.34%, 0.37%, 0.40% and 0.43%, respectively.
 For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.


The Investment Adviser has agreed that in the event the expenses of Class A shares of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For LTEX the Investment Adviser receives a monthly fee, at an annual rate of 0.30% per annum on the first $60 million of the fund's average net assets, plus 0.21% per annum on the portion of such net assets in excess of $60 million, plus 3% of the fund's gross investment income for the preceding month. Assuming net assets of $300 million and gross income levels of 3%, 4%, 5%, 6%, and 7%, management fees would be 0.32%, 0.35%, 0.38%, 0.41% and 0.44%, respectively.
For the purposes of such computations under the Agreement, the fund's gross Investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.


The Investment Adviser has agreed that in the event the expenses of Class A shares of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2000, 1999, and 1998, the Investment Adviser received advisory fees from TEBF of $6,502,000, $6,526,000, and $5,969,000, respectively. For the fiscal years ended 2000, 1999, and 1998, the Investment Adviser received advisory fees from AHIM of $2,240,000, $2,083,000, and $1,544,000, respectively. For the fiscal years ended 2000, 1999, and 1998, the Investment Adviser received advisory fees from LTEX of $1,045,000, $999,000, and $830,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser, relating to the funds'


                   National Tax-Exempt Income Funds - Page 23

Class C and F shares, will continue in effect until May 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors/Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors/Trustees who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the funds' Class C and F shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the funds' Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the funds' Class C and F shares.
 Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the funds and American Funds Service Company. TEBF'S Class C and F shares pay only those transfer agent fees that are attributed to accounts and activities generated by their respective share class. The Investment Adviser also receives an administrative services fee for administrative services provided to the funds' Class C and F shares.
 Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average net assets of the funds' Class C and F shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.


Each fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). In addition, the Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B shares, the Principal Underwriter sells the rights to Class B 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares. Each fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B shares. For Class C shares, the Principal Underwriter receives any contingent deferred sales charges that apply to Class C shares during the first year after purchase. Each fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C shares. For Class F shares, each fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers of Class F shares.


                   National Tax-Exempt Income Funds - Page 24

Commissions retained by the Principal Underwriter on sales of Class A shares during the 2000 fiscal year amounted to $502,000 after an allowance of $1,952,000 to dealers for TEBF; $229,000 after allowance of $901,000 to dealers for AHIM; $111,000 after allowance of $443,000 to dealers for LTEX.


For TEBF during the fiscal years ended 1999 and 1998 the Principal Underwriter retained $1,005,000 and $827,000, respectively on sales of Class A shares after an allowance of $3,987,000 and $3,336,000 to dealers, respectively. Revenue retained by the Principal Underwriter on sales of Class B shares during the 2000 fiscal year amounted to $28,724 after compensation of $134,323 to dealers.


For AHIM during the fiscal years ended 1999 and 1998 the Principal Underwriter retained $450,000 and $487,000, respectively on sales of Class A shares after an allowance of $1,829,000 and $2,007,000 to dealers, respectively. Revenue retained by the Principal Underwriter on sales of Class B shares during the 2000 fiscal year amounted to $15,938 after compensation of $74,986 to dealers.


For LTEX during the fiscal years ended 1999 and 1998 the Principal Underwriter retained $189,000 and $113,000, respectively on sales of Class A shares after an allowance of $737,000 and $463,000 to dealers, respectively. Revenue retained by the Principal Underwriter on sales of Class B shares during the 2000 fiscal year amounted to $5,864 after compensation of $28,030 to dealers.


As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Boards of Directors/Trustees and separately by a majority of the directors/trustees who are not "interested persons" of the funds and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the funds include shareholder services, savings to the fund in transfer agency costs, savings to the funds in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors/trustees who are not "interested persons" of the fund are committed to the discretion of the directors/trustees who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Boards of Directors/Trustees.


Under the Plans, each fund may annually expend (i) for Class A shares, up to 0.25%, 0.30% in the case of AHIM and LTEX, of its net assets attributable to Class A shares, (ii) for Class B shares, 1.00% of its net assets attributable to Class B shares, (iii) for Class C shares, 1.00% of its net assets attributable to Class C shares, and (iv) for Class F shares, up to 0.50% of its net assets attributable to Class F shares, to finance any activity which is primarily intended to result in the sale of fund shares, provided each fund's Board of Directors/Trustees has approved the category of expenses for which payment is being made.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under each fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge


                   National Tax-Exempt Income Funds - Page 25

(including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit.
 After five quarters these commissions are not recoverable.


For Class B shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualfied dealers.


For Class F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under each fund's Class F Plan for distribution-related expenses.


During the 2000 fiscal year, TEBF, AHIM, and LTEX paid or accrued $4,549,000, $1,634,000, and $817,000 for compensation to dealers or the Principal Underwriter under the Plan for Class A shares and $4,000, and 1,000, respectively, under the Plan for Class B shares.


As of the end of the 2000 fiscal year end, accrued and unpaid distribution expenses for Class A shares for TEBF, AHIM and LTEX were $905,000, $177,000 and $71,000, respectively. Accrued and unpaid distribution expenses for Class B shares for TEBF, AHIM and LTEX were $3,000, $1,000, and $473, respectively.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION - Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code") so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.


To avoid federal excise taxes, the Code requires each fund to distribute by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the


                   National Tax-Exempt Income Funds - Page 26 calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year.


Interest on the municipal securities purchased by each fund is believed to be free from regular federal income tax. However, the Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     DIVIDENDS - By meeting certain requirements of the Code, each fund qualifies to pay exempt-interest dividends to shareholders. These dividends ("exempt-interest dividends") are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes.

     CAPITAL GAIN DISTRIBUTIONS - Each fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gain, regardless of how long a particular shareholder has held shares in each fund.

     A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.


SHAREHOLDER TAXATION - Individual shareholders are required to report to the federal government all exempt-interest dividends and all other tax-exempt interest received.


Distributions by each fund result in a reduction in the net asset value of each fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless will be taxable to the shareholder to the extent it consists of ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which may be taxable to them, in whole or in part.


Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If a shareholder redeems fund shares, or exchanges shares for shares of a different fund, the IRS will require the shareholder to report any gain or loss on the redemption or exchange. Generally, the gain or loss realized will be capital gain or loss and will be long-term or short-term, generally depending on how long the shareholder held the shares.


                   National Tax-Exempt Income Funds - Page 27

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to a shareholder with respect to fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by each fund on those shares.


All or a portion of any loss a shareholder realizes upon the redemption of fund shares will be disallowed to the extent that shareholder buys other shares in each fund (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased.


If a shareholder redeems shares in each fund, and then reinvests the sales proceeds in each fund or in another fund within 90 days of buying the original shares, the sales charge that would otherwise apply to the shareholder's reinvestment may be reduced or eliminated. The IRS will require the shareholder to report any gain or loss on the redemption of the original shares in each fund. In doing so, all or a portion of the sales charge paid by the shareholder for the original shares in the fund will be excluded from the shareholder's tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on the reinvestment. Any portion of the sales charge excluded from a shareholder's tax basis in the shares sold will be added to the tax basis of the shares acquired from the reinvestment.


Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject a shareholder to or increase liability under federal and state alternative minimum taxes, depending on a shareholder's individual or corporate tax position. Persons who are defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.


Each fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income without fluctuation of principal. Shares of each fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of each fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.


Each fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are


                   National Tax-Exempt Income Funds - Page 28 applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of each fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on taxable dividends, excluding long-term capital gain distributions, received by him or her.


Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


                   National Tax-Exempt Income Funds - Page 29

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------


The funds and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares may only be purchased through fee-based programs of investment firms and registered investment advisers who have special agreements with the fund's distributor. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase


                   National Tax-Exempt Income Funds - Page 30 pension and profit sharing plans. In addition, the state tax-exempt funds are only offered in certain states and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                  FUND      FUND      FUND       FUND
                                                 NUMBER    NUMBER    NUMBER     NUMBER
FUND                                            CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . .      02       202       302        402
American Balanced Fund/(R)/ . . . . . . . . .      11       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . .      03       203       303        403
Capital Income Builder/(R)/ . . . . . . . . .      12       212       312        412
Capital World Growth and Income Fund/SM/  . .      33       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . .      16       216       316        416
Fundamental Investors/SM/ . . . . . . . . . .      10       210       310        410
The Growth Fund of America/(R)/ . . . . . . .      05       205       305        405
The Income Fund of America/(R)/ . . . . . . .      06       206       306        406
The Investment Company of America/(R)/  . . .      04       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . .      14       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . .      07       207       307        407
New World Fund/SM/  . . . . . . . . . . . . .      36       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . .      35       235       335        435
Washington Mutual Investors Fund/SM/  . . . .      01       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/      40       240       340        440
American High-Income Trust/SM/  . . . . . . .      21       221       321        421
The Bond Fund of America/SM/  . . . . . . . .      08       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . .      31       231       331        431
Intermediate Bond Fund of America/SM/ . . . .      23       223       323        423
Limited Term Tax-Exempt Bond Fund of
America/SM/ . . . . . . . . . . . . . . . . .      43       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . .      19       219       319        419
The Tax-Exempt Fund of California/(R)/* . . .      20       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . .      24       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . .      25       225       325        425
U.S. Government Securities Fund/SM/ . . . . .      22       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . .      09       209       309        409
The Tax-Exempt Money Fund of America/SM/  . .      39       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ .      49       N/A       N/A        N/A
___________
*Available only in certain states.



                   National Tax-Exempt Income Funds - Page 31

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" for a listing of the funds.)

                                                                                       DEALER
                                                               SALES CHARGE AS       CONCESSION
                                                              PERCENTAGE OF THE:    AS PERCENTAGE
                                                              ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                        NET AMOUNT  OFFERING     OFFERING
                                                             -INVESTED-   PRICE         PRICE
------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000  . . . . . . . . . . . . . . . . . . . .     6.10%      5.75%         5.00%
$25,000 but less than $50,000  . . . . . . . . . . . . . .     5.26       5.00          4.25
$50,000 but less than $100,000. .                              4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                             3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                              3.63       3.50          2.75
$250,000 but less than $500,000 .                              2.56       2.50          2.00
$500,000 but less than $750,000 .                              2.04       2.00          1.60
$750,000 but less than $1 million                              1.52       1.50          1.20
$1 million or more . . . . . . . . . .        none     none    (see below)
-----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE


                   National Tax-Exempt Income Funds - Page 32

IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds may invest with no sales charge and are not subject to a CDSC. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation; and

(7)	wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

 Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.


                   National Tax-Exempt Income Funds - Page 33

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



 CONTINGENT DEFERRED SALES CHARGE ON
       SHARES SOLD WITHIN YEAR               AS A % OF SHARES BEING SOLD
 ------------------------------------------------------------------------------
                  1                                     5.00%
                  2                                     4.00%
                  3                                     4.00%
                  4                                     3.00%
                  5                                     2.00%
                  6                                     1.00%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F SALES CHARGE - Class F shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


                   National Tax-Exempt Income Funds - Page 34

For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time.
     The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your


                   National Tax-Exempt Income Funds - Page 35 request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities and variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below), or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust; or

     . endowments or foundations established and controlled by you or your immediate family.


                   National Tax-Exempt Income Funds - Page 36

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, excluding individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A AND C SHARES - Any CDSC on Class A and C shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).


                   National Tax-Exempt Income Funds - Page 37

(2) Distributions from 403(b) plans or IRAs due to death, post-purchase disability or attainment of age 59-1/2.

(3)  Tax-free returns of excess contributions to IRAs.

(4) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

CDSC WAIVERS FOR CLASS B SHARES - Any CDSC on Class B shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% fee from CDSC limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds (except as described below) through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information. An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in Class A shares at net asset value and will not be subject to a contingent deferred sales charge. Dealers who initiate and are responsible for such investments will be compensated pursuant to the schedule applicable to Class A share investments of $1 million or more (see "Dealers Commissions and Compensation" above).

                                PRICE OF SHARES

Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter, the Transfer Agent or either of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter.



                   National Tax-Exempt Income Funds - Page 38

Orders received by the investment dealer, the Transfer Agent, or the funds after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of each fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., each fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by each fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by each fund. The Principal Underwriter will not knowingly sell shares of each fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of each fund without the consent of a majority of each fund's Board of Directors/Trustees.


                   National Tax-Exempt Income Funds - Page 39

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s).

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;

          - Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -     Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.


                   National Tax-Exempt Income Funds - Page 40

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for Class B, C or F shares of The Cash Management Trust.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution of Class A, B, C or F shares without a sales charge in the Class A shares of any fund in The American Funds Group within 90 days after the date of the redemption or distribution (any CDSC on Class A or C shares will be credited to your account). In addition, proceeds from a redemption or a dividend or capital gain distribution of Class C shares may be reinvested in Class C shares. Redemption proceeds of shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be


                   National Tax-Exempt Income Funds - Page 41 debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the next business day. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


Exchanges of Class F shares generally may only be done through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine"


                   National Tax-Exempt Income Funds - Page 42 below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" -- "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares"--"Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Purchase Minimums" and "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not


                   National Tax-Exempt Income Funds - Page 43 employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The funds' Articles of Incorporation or Declaration of Trust permits the funds to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors/Trustees of the fund may from time to time adopt.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the funds' portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The funds do not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the funds, they are effected only when the Investment Adviser believes that to do so is in the interest of the funds. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The funds will not pay a mark-up for research in principal transactions.


Dealer concessions paid on underwriting transactions for the 2000, 1999 and 1998 fiscal years for TEBF, amounted to $1,036,000, $1,261,000 and $1,673,,000, respectively, respectively.


Dealer concessions paid on underwriting transactions for the 2000, 1999 and 1998 fiscal years for AHIM, amounted to $602,000, $690,000 and $642,000, respectively.


Dealer concessions paid on underwriting transactions for the 2000, 1999 and 1998 fiscal years for LTEX, amounted to $147,000, $221,000 and $262,000, respectively.


                   National Tax-Exempt Income Funds - Page 44

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in each fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
 10081, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $530,000, $190,000, and $117,000, by TEBF, AHIM and LTEX, respectively, for Class A shares and $227, $144 and $38 for Class B shares, for the 2000 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Street, Los Angeles, CA 90071, serves as each fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the funds' independent accountants is reviewed and determined annually by the Board of Directors/Trustees.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - TEBF'S fiscal year ends on August 31. AHIM's and LTEX's fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The funds' annual financial statements are audited by the funds' independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The funds, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the funds may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


                   National Tax-Exempt Income Funds - Page 45

         DETERMINATION OF TEBF'S NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2000

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $11.81
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $12.27


         DETERMINATION OF AHIM'S NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- JULY 31, 2000

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $14.86
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $15.44


         DETERMINATION OF LTEX'S NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- JULY 31, 2000

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $14.43
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $14.99



            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

TEBF's yield was 4.62% based on a 30-day (or one month) period ended August 31, 2000. AHIM's and LTEX's yield were 5.50% and 4.36%, respectively, based on a 30-day (or one month) period ended July 31, 2000. The yield was computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.


                   National Tax-Exempt Income Funds - Page 46

The funds may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. TEBF'S tax-equivalent yield based on the maximum federal tax rate of 39.6% for the 30-day (or one month) period ended August 31, 2000 was 7.65%. AHIM's and LTEX's tax-equivalent yield based on the maximum federal tax rate of 39.6% for the 30-day (or one month) period ended July 31, 2000 was 9.11% and 7.22%, respectively.


As of August 31, 2000, TEBF's total return over the past 12 months and average annual total return at the maximum offering price for the five- and ten-year periods were 1.34%, 4.87% and 6.72%, respectively. The fund's one year total return and average annual total return at net asset value for the five- and ten-year periods ended on August 31, 2000 were 5.27%, 5.68% and 7.13%, respectively.


As of July 31, 2000, AHIM's total return over the past 12 months and average annual total return at the maximum offering price for five years and its lifetime were -2.18%, 5.15% and 6.36%, respectively. Over the fund's lifetime (September 26, 1994 to July 31, 2000), the Lehman Brothers Municipal Bond Index<F1> and the Lipper High Yield Municipal Debt Funds Average<F2> had average annual total returns of 6.67% and 5.28%, respectively. The fund's total return at net asset value over the past 12 months and average annual total return over the past five years and its lifetime at July 31, 2000 were 1.61%, 5.95% and 7.06%, respectively.


As of July 31, 2000, LTEX's total return over the past twelve months and average annual total return at the maximum offering price over five years and its lifetime were -0.78%, 3.97% and 4.17%, respectively. Over the fund's lifetime (October 6, 1993 to July 31, 2000), the Lehman Brothers 7-Year Municipal Bond Index<F3> and the Lipper Intermediate Municipal Debt Funds Average<F4> had average annual total returns of 5.05% and 4.43%, respectively. The fund's one year total return and average annual total return at net asset value over the past five years and its lifetime at July 31, 2000 were 3.09%, 4.78% and 4.75%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.
[FN]
<F1>  The Lehman Brothers Municipal Bond Index represents the long-term investment grade municipal bond market. This index is unmanaged and does not reflect sales charges, commissions or expenses.
<F2>  The Lipper High Yield Municipal Debt Funds Average represents an average of funds in the objective that invest at least 50% of their assets in lower rated municipal debt issues. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges.
<F3>  The Lehman Brothers 7-Year Municipal Bond Index is unmanaged, reflects no expenses or management fees and consists of a large universe of municipal bonds issued as state general obligations or revenue bonds with a minimum rating of BBB by Standard & Poor's Corporation.
<F4>  The Lipper Intermediate Municipal Debt Funds Average is comprised of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges.


                   National Tax-Exempt Income Funds - Page 47

In calculating average annual total return at the maximum offering price, the funds assume: (1) deduction of the maximum sales load of 3.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the funds will provide lifetime average total return figures. From time to time, the funds may calculate investment results for Class B, C and F shares.


The funds may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The funds may include information on their investment results and/or comparisons of their investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The funds may also, from time to time, combine their results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The funds may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the funds may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The funds may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The funds may compare their investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


                   National Tax-Exempt Income Funds - Page 48

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


                   National Tax-Exempt Income Funds - Page 49

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term securities debt of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


"Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."


"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."


"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."


"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


"Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.


"Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."


"The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."


"The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."


"The rating 'C1' is reserved for income bonds on which no interest is being paid."


                   National Tax-Exempt Income Funds - Page 50

"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."

                                  Note Ratings

STANDARD & POOR'S CORPORATION: "SP-1" and "SP-2" are the two highest note rating categories, and are described as follows:


"SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

"SP-2 Satisfactory capacity to pay principal and interest."

MOODY'S INVESTORS SERVICE, INC.: "MIG-1" and "MIG-2" are the two highest note rating categories, and are described as follows:


"MIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing."

"MIG 2: This designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."
                    Description of Commercial Paper Ratings

MOODY'S employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate
-------
commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P ratings of commercial paper are graded into four categories ranging from "A"
---
for the highest quality obligations to "D" for the lowest.


A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


                   National Tax-Exempt Income Funds - Page 51

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 - Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."


                   National Tax-Exempt Income Funds - Page 52

The Tax-Exempt Bond Fund of America, Inc.
Investment Portfolio, August 31, 2000

                                                                            Shares/Principal       Market
                                                                                 Amount            Value
Fixed Income Securities                                                           (000)            (000)
--------------------------------------------                                      ------------ -----------

Tax-Exempt Securities Maturing in More Than One
 Year - 93.09%
Alabama  -  0.25%
Jefferson County, Sewer Rev. Capital Improvement                                         $4,865        $4,496
Warrants, Series 1999A, FGIC Insured, 5.125% 2029

Alaska  -  0.61%
Housing Fin. Corp., Collateralized Bonds (Veterans                                        2,285         2,361
Mortgage Program), Series1992A-1, 6.75% 2032
Municipality of Anchorage:
1995 G.O. Ref. General Purpose Bonds, Series B,                                           2,895         3,176
FGIC Insured, 6.00% 2012
Municipal Light & Power, Senior Lien Ref. Electric                                        5,000         5,694
Rev. Bonds, Series 1996, MBIA Insured,  6.50% 2014

Arizona  -  0.48%
State Transportation Board, Subordinated Highway                                          1,850         1,947
Rev. Bonds, Series 1992B, 6.50% 2008 (Preref. 2002)
Health Facs. Auth., Rev. Bonds (Catholic Healthcare                                       4,000         4,064
West), Series 1999A, 6.125% 2009
Industrial Dev. Auth. of the County of Maricopa,                                          2,850         2,720
Health Fac. Rev. Bonds (Catholic Healthcare West
Project), 1998 Series A, 5.25% 2006

California  -  7.02%
G.O. Bonds, 5.25% 2016                                                                    5,320         5,403
Educational Facs. Auth., Rev. Bonds, Stanford                                             3,000         2,988
University, Series N, 5.35% 2027
Health Facs. Fncg. Auth., Hospital Rev. Bonds (Downey                                     1,500         1,442
Community Hospital), Series 1993, 5.75% 2015
Housing Fin. Agcy., Single Family Mortgage Rev.
Bonds, 1998 Series C-4, Class I:
5.10% 2007                                                                                1,680         1,740
5.20% 2009                                                                                1,235         1,286
Public Works Board, Lease Rev. Bonds, California                                          1,315         1,461
Community Colleges, 1994 Series B (Various Community
College Projects), 7.00% 2007 (Preref. 2004)
Statewide Communities Dev. Auth., (Apartment Dev.                                         4,000         3,957
Rev. Ref. Bonds Irvine Apartment
Communities, LP), Series 1998A-3, 5.10% 2025
(Put 2010)
City of Antioch, Public Fncg. Auth., 1                                                    1,485         1,504
998 Reassessment
Rev. Bonds, Subordinated Series B, 5.85% 2015
Association of Bay Area Governments, Fin. Auth. for
Nonprofit Corps., Ref. Rev. Cert. of Part.:
(American Baptist Homes Foundation), Series                                               4,400         3,992
1998A, 6.10% 2017
(American Baptist Homes of the West Facs.                                                 1,335         1,283
Project), 5.50% 2007
(Episcopal Homes Foundation), Series 1998:
5.00% 2008                                                                                1,350         1,346
5.125% 2013                                                                               2,000         1,906
Bonita Canyon Public Facs. Fncg. Auth., Community                                         3,500         3,177
Facs. Dist. No. 98-1, Special Tax Bonds, Series
1998, 5.375% 2028
Central Valley Fncg. Auth., Cogeneration Project                                          1,000         1,072
Rev. Bonds (Carson Ice-Gen Project), Series 1993,
6.10% 2013 (Preref. 2003)
County of El Dorado, Community Facs. Dist. No. 1992-1                                       995           998
(El Dorado Hills Dev.), Series 1999 Special Tax
Bonds, 6.125% 2016
City of Folsom, Community Facs. Dist. No. 10, Special                                     2,000         2,124
Tax Bonds, Series 1999, 7.00% 2024
City of Fontana, Community Facs. Dist. No. 12 (Sierra                                     1,000         1,041
Lakes), Special Tax Bonds, Series 1999, 6.50% 2015
City of Irvine, Limited Obligation Improvement Bonds:
Group One:
Assessment Dist. No. 94-13 (Oak Creek), 5.50% 2022                                        2,000         1,855
Assessment Dist. No. 97-17 (Northwood), 6.00% 2023                                        1,500         1,502
Group Two, Assessment Dist. No. 94-13 (Oak                                                1,250         1,252
Creek), 6.00% 2022
Group Three, Assessment Dist. No. 95-12, Fixed                                            2,750         2,564
Rate Bonds, 5.50% 2021
Long Beach Aquarium of the Pacific, Rev. Bonds
(Aquarium of the Pacific Project), 1995 Series A:
6.10% 2010                                                                                4,000         4,123
6.125% 2015                                                                               5,000         5,063
6.125% 2023                                                                              14,500        13,806
City of Los Angeles:
Community Redev. Agcy., Central Business Dist. Redev.                                     2,000         2,012
Project, Tax Allocation Ref. Bonds, Series I,
5.00% 2001
Regional Airports Improvement Corp., Facs. Lease                                          2,000         2,045
Ref. Rev. Bonds, Issue of 1992, United Air Lines,
Inc. (L.A. Intl. Airport), 6.875% 2012
County of Los Angeles,
Capital Asset Leasing Corp., Cert. of Part. (Marina
del Rey), 1993 Series A:
6.25% 2003                                                                                3,500         3,597
6.50% 2008                                                                                4,750         5,040
County of Orange:
Aliso Viejo Special Tax Bonds of Community Facs.
Dist. No. 88-1, Series A of 1992:
7.15% 2006 (Preref. 2002)                                                                 2,000         2,155
7.35% 2018 (Preref. 2002)                                                                 4,000         4,326
Limited Obligation Improvement Bonds, Irvine Coast                                          900           898
Assessment Dist. No. 88-1, 1998 Series A, 5.30% 2010
Pleasanton Joint Powers Fncg. Auth., Reassessment                                           465           471
Rev. Bonds, 1993 Series A, 5.70% 2001
City of Roseville:
Highland Reserve North Community Facs. Dist. No. 1,                                       3,085         3,223
Special Tax Bonds, Series 1999, 6.00% 2011
North Central Roseville Community Facs. Dist. No. 1,
Special Tax Ref. Bonds, Series 1999:
5.30% 2007                                                                                2,865         2,912
5.80% 2017                                                                                3,000         2,957
North Roseville Community Facs. Dist. No. 1, Special                                      1,115         1,095
Tax Bonds, Series 1998, 5.20% 2007
Woodcreek West Community Facs. Dist. No. 1, Special                                       1,465         1,537
Tax Bonds, Series 1999, 6.50% 2015
Tax Bonds, Series 1999, 6.50% 2015
Sacramento Cogeneration Auth., Cogeneration Project
Rev. Bonds (Procter & Gamble Project), 1995 Series:
6.00% 2003                                                                                2,200         2,275
6.375% 2010                                                                                 500           536
6.375% 2010 (Preref. 2005)                                                                  500           557
County of Sacramento, Laguna Creek Ranch/Elliott                                            500           512
Ranch Community Facs. Dist. No. 1, Improvement
Area No. 2 Special Tax Ref. Bonds (Elliott Ranch),
6.30% 2021
County of San Bernardino, Housing Auth., Multifamily                                      1,500         1,436
Housing Rev. Ref. Bonds (Equity Residential/Redlands
Lawn & Tennis Apartments), Issue 1999A,
5.20% 2029 (09
County of San Diego, Reassessment Dist. No. 97-1                                          1,000         1,033
(4-S Ranch), Limited Obligation Improvement Bonds,
6.25% 2012
San Diego Unified School Dist., 1999 G.O. Bonds                                           3,690         1,516
(Election of 1998, Series A), Capital Appreciation
Bonds, FGIC Insured, 0.00% 2017
San Marcos Public Facs. Auth., Ref. Rev. Bonds,                                           3,000         2,838
Series 1998, 5.80% 2027
San Marcos Unified School Dist., Community Facs.                                          3,150         2,915
Dist. No. 5 (Rancho Carrillo), Series 1999 Special
Tax Bonds, 5.60% 2029
Community Facs. Dist. No. 99-1 (Talega) of the Santa                                      1,195         1,221
Margarita Water Dist., Series 1999 Special Tax
Bonds, 6.10% 2014
South Tahoe Joint Powers Fncg. Auth.,
Subordinate Bond
Anticipation Notes (South Tahoe Redev. Project
Area No. 1):
Series 1999A, 7.30% 2007                                                                  7,000         7,050
Series 1999B, 7.30% 2007                                                                  1,905         1,918
The Regents of the University of California, Various                                      2,000         2,013
University of California Projects, 1993 Series A,
 5.50% 2021
Inc. (L.A. Intl. Airport), 6.875% 2012                                                    1,300         1,263
West Sacramento Fncg. Auth., Special Tax Rev. Bonds,
Series F:
5.75% 2011                                                                                1,540         1,515
6.10% 2029                                                                                1,000           951

Colorado  -  4.17%
Housing and Fin. Auth.:
Multi-family Housing Insured Mortgage Rev. Bonds:
1982 Series A, 9.00% 2025                                                                 1,515         1,518
1997 Series C-3, 5.65% 2015                                                               1,300         1,300
Single Family Housing Program Senior and Subordinate
Bonds:
1997 Series:
A-3, 7.00% 2016                                                                           1,495         1,628
B-3, 6.80% 2028                                                                             860           948
C-3, 6.75% 2017                                                                           1,000         1,059
1998 Series:
B-3, 6.55% 2025                                                                           5,160         5,545
D-3, 6.125% 2023                                                                          1,980         2,057
Arapahoe County, Capital Improvement Trust Fund
Highway Rev. Bonds (E-470 Project):
6.90% 2015 (Preref. 2005)                                                                 2,500         2,832
6.95% 2020 (Preref. 2005)                                                                17,500        19,861
City and County of Denver, Airport System Rev.
Bonds, Series 1992A:
7.25% 2025 (Preref. 2002)                                                                 5,590         6,028
7.25% 2025 (Preref. 2002)                                                                14,210        15,323
E-470 Public Highway Auth. Senior Rev. Bonds, Series                                      7,500           603
2000B (Capital Appreciation Bonds), 0.00% 2034
Eagle County, Bachelor Gulch Metropolitan Dist.,                                          3,400         3,409
G.O. Bonds, Series 1999, 6.70% 2019
Eaglebend Affordable Dowd Housing Corp., Multi-family
Housing Project Rev. Ref. Bonds, Series 1997 A:
6.40% 2017                                                                                1,000           974
6.45% 2021                                                                                2,175         2,112
Eaglebend Dowd Affordable Housing Corp., Multi-family
Housing Project Rev. Bonds, Series 1998A:
6.35% 2014                                                                                1,065         1,035
6.63% 2039                                                                                2,000         1,914
Metropolitan Football Stadium Dist., Capital
Appreciation Sales Tax Rev. Bonds, MBIA Insured:
Series 1999A
0.00% 2008                                                                                2,675         1,876
0.00% 2012                                                                                3,200         1,786
Series 1999B 0.00% 2006                                                                   6,000         4,661

Connecticut  -  0.89%
Dev. Auth., Pollution Control Rev. Ref. Bonds (The                                        5,025         4,786
Connecticut Light and Power Co. Project),
Series 1993A, 5.85% 2028
Health and Educational Fac. Auth., Rev. Bonds,                                            1,800         1,856
University of Hartford Issue, Series D, 6.75% 2012
Mashantucket (Western) Pequot Tribe, Special
Rev. Bonds, 1996 Series A: (1)
6.25% 2002 (Escrowed to Maturity)                                                         1,000         1,037
6.375% 2004 (Escrowed to Maturity)                                                        1,985         2,131
6.50% 2005 (Escrowed to Maturity)                                                         1,490         1,629
6.40% 2011                                                                                2,025         2,143
6.40% 2011 (Preref. 2007)                                                                 2,470         2,766

Delaware  -  0.05%
Econ. Dev. Auth., First Mortgage Rev. Bonds                                               1,000           987
(Peninsula United Methodist Homes, Inc. Issue),
Series 1997A, 6.00% 2009

District of Columbia  -  0.87%
G.O. Bonds:
Series 1992 B, MBIA Insured, 6.30% 2010 (Preref. 2002)                                    2,900         3,046
Series 1993 A, AMBAC Insured:
5.875% 2005                                                                               1,525         1,604
5.875% 2005 (Escrowed to Maturity)                                                        1,475         1,563
Series 1993 B-1, AMBAC Insured, 5.50% 2009                                                1,500         1,568
Convention Center Auth. (Washington, D.C.), Senior
Lien Dedicated Tax Rev. Bonds, Series 1998, AMBAC
Insured:
5.00% 2006                                                                                1,105         1,128
4.75% 2028                                                                                2,500         2,147
Hospital Rev. and Ref. Bonds:
Medlantic Healthcare Group, Inc. Issue, Series 1992 B,                                    2,000         2,073
6.50% 2002 (Escrowed to Maturity)
Washington Hospital Center Issue, Series 1992A,                                           1,595         1,673
7.00%  2005 (Preref. 2002)
Redev. Land Agcy., Sports Arena Special Tax Rev. Bonds,                                   1,225         1,235
Series 1996,  5.625% 2010

Florida  -  4.33%
Arbor Greene Community Dev. Dist. (City of Tampa,
Hillsborough County), Special Assessment Rev. Bonds:
Series 1996, 7.60% 2018                                                                     950         1,003
Series 1998, 5.75% 2006                                                                     800           789
Series 2000, 6.50% 2007                                                                   1,000         1,006
Broward County, Resource Rev. Bonds, Series 1984:
North Project, 7.95% 2008                                                                 6,930         7,152
South Project, 7.95% 2008                                                                 9,415         9,717
Championsgate Community Dev. Dist., Capital                                               1,515         1,482
Improvement Rev. Bonds, Series 1998B, 5.70% 2005
The Crossings at Fleming Island Community Dev. Dist.
 (Clay County), Special Assessment Bonds:
Series 1995, 8.25% 2016                                                                   1,045         1,213
Series 2000C, 7.1% 2030                                                                   7,000         7,143
Fleming Island Plantation Community Dev. Dist. (Clay                                      3,000         3,054
County), Series 2000B (Long Term), 7.375% 2031
Heritage Harbor Community Dev. Dist. Rev. Bonds,                                          1,810         1,806
Series B, 6.00% 2003
Heritage Palms Community Dev. Dist. (Fort Myers),
Capital Improvement Rev. Bonds:
Series 1998, 5.40% 2003                                                                   1,360         1,346
Series 1999, 6.25% 2004                                                                   2,500         2,503
Heritage Pines Community Dev. Dist. (Pasco County),                                       2,700         2,623
Capital Improvement Rev. Bonds, Series 1998B,
5.50% 2005
Heritage Springs Community Dev. Dist. (Pasco County),                                     2,345         2,340
Capital Improvement Rev. Bonds, Series 1999B,
6.25% 2005 Lee County Industrial Dev.
 Auth., Healthcare Facs. Rev. Bonds:
Series 1997A (Cypress Cove at Healthpark Florida,
Inc. Project):
5.80% 2006                                                                                1,005           977
6.25% 2017                                                                                5,550         4,991
Series 1999A (Shell Point/Alliance Obligated Group,
Shell Point Village Project):
5.25% 2006                                                                                1,150         1,093
5.50% 2010                                                                                1,500         1,374
5.75% 2012                                                                                1,360         1,247
5.75% 2013                                                                                1,840         1,670
5.75% 2015                                                                                1,000           888
5.50% 2021                                                                                1,550         1,301
Marshall Creek Community Dev. Dist. (St. Johns
County), Special Assessment Bonds:
Series 2000A, 7.65% 2032                                                                  4,000         4,080
Series 2000B, 6.75% 2007                                                                  2,080         2,098
Meadow Pointe II, Community Dev. Dist. (Pasco
County), Capital Improvement Rev. Bonds:
Series 1998A, 5.25% 2003                                                                    655           652
Series 1998B, 5.50% 2005                                                                  1,670         1,635
Mid-Bay Bridge Auth., Rev. Ref. Bonds:
Series 1991B, 8.50% 2022 (Subject to Crossover                                            2,000         2,127
Refunding)
Series 1993D, 6.10% 2022                                                                    500           501
Northern Palm Beach County Improvement Dist.,
Water Control and Improvement Bonds:
Unit of Dev. No. 9A, Series 1996A:
6.80% 2006                                                                                  910           963
7.30% 2027                                                                                1,500         1,597
Unit of Dev. No. 9B, Series 1999:
5.85% 2013                                                                                1,000           984
6.00% 2029                                                                                2,200         2,106
North Springs Improvement Dist. Special Assessment                                          525           524
Bonds, (Parkland Isles Project), Series 1997B,
6.25% 2005
City of Orlando, Special Assessment Rev. Bonds
(Conroy Road Interchange Project), Series 1998A:
5.50% 2010                                                                                1,000           946
5.80% 2026                                                                                2,000         1,775
River Ridge Community Dev. Dist. (Lee County), Capital                                    1,235         1,198
Improvement Rev. Bonds, Series 1998, 5.75% 2008
Sarasota County Public Hospital Board, Fixed Rate                                         1,500         1,463
Hospital Rev. Ref. Bonds, Series 1998B (Sarasota
Memorial Hospital Project), MBIA Insured, 5.25% 2024

Georgia  -  1.96%
Municipal Electric Auth.:
General Power Rev. Bonds, Series X, 6.50% 2012                                            1,215         1,358
Project One Senior Bond, Fourth Crossover Series,                                         5,700         6,462
MBIA Insured, 6.50% 2012
City of Atlanta:
Airport Facs. Rev. Ref. Bonds, Series 1994A, AMBAC MBIA                                   1,000         1,122
MBIA Insured, 6.50% 2012
Water and Wastewater Rev. Bonds, Series 1999, FGIC                                        8,500         8,658
Insured, 5.50% 2022
Housing Auth. of the County of DeKalb, Multi-family
Housing Rev. Ref. Bonds (The Park at Briarcliff
Apartments Project):
Series 1998A, 4.55% 2028 (Put 2008)                                                       8,000         7,696
Series 1998B, 4.70% 2028 (Put 2008)                                                       1,960         1,905
Fulco Hospital Auth., Rev. Anticipation Certificates,
Georgia Baptist  Health Care System Project:
Series 1992 A (Preref. 2002)
6.40% 2007                                                                                1,000         1,057
6.25% 2013                                                                                2,100         2,209
6.375% 2022                                                                               1,595         1,681
Series 1992 B, 6.375% 2022                                                                  610           643
Dev. Auth. of Fulton County, Special Facs. Rev. Bonds                                     3,115         3,203
(Delta Air Lines, Inc. Project), Series 1992,
6.95% 2012

Hawaii  -  0.38%
G.O. Bonds of 1997, Series CN, FGIC Insured, 5.25%                                        5,000         5,046
2013 City and County of Honolulu, G.O. Bonds, Ref.
and Improvement Series, 1993B:
5.00% 2013                                                                                1,370         1,359
5.00% 2013 (Escrowed to Maturity)                                                           630           631

Illinois  -  10.75%
Build Illinois Bonds (Sales Tax Rev. Bonds),                                              1,000         1,026
Series O, 6.00% 2002
Civic Center Bonds (Special State Obligation Bonds),                                      6,500         7,062
Series 1991, AMBAC Insured,  6.25% 2020
Dev. Fin. Auth., Rev. Bonds, Series 1998A (Provena                                        5,000         5,219
Health), MBIA Insured, 5.50% 2010
Educational Facs. Auth., Rev. Bonds:
MJH Education Assistance Illinois III LLC, Series                                         1,500         1,502
1999D, AMBAC Insured, 5.45% 2014
Wesleyan University, Series 1993, 5.625% 2018                                             1,490         1,495
Health Facs. Auth.:
Rev. Bonds:
Advocate Health Care Network:
Series 1998A:
5.00% 2007                                                                                1,620         1,601
5.00% 2008                                                                                1,870         1,840
4.50% 2009                                                                                1,930         1,785
4.625% 2010                                                                               3,000         2,781
Series 1998B:
4.875% 2013                                                                               2,460         2,249
5.25%  2018                                                                               2,500         2,365
Alexian Brothers Health System, Series 1999,
FSA Insured:
5.00% 2008                                                                                1,230         1,244
5.25% 2012                                                                                6,960         7,023
5.00% 2025                                                                                2,000         1,796
5.125% 2028                                                                               2,000         1,825
Centegra Health System, Series 1998:
5.50% 2008                                                                                1,640         1,611
5.50% 2009                                                                                2,290         2,238
5.50% 2010                                                                                2,440         2,368
5.20% 2012                                                                                2,200         2,012
5.25% 2013                                                                                2,430         2,203
5.25% 2018                                                                                2,500         2,144
5.25% 2024                                                                                2,000         1,872
The Children's Memorial Hospital, Series 1999A,
AMBAC Insured:
5.75% 2010                                                                                1,835         1,953
5.75% 2011                                                                                1,690         1,791
Edward Hospital Association Project, Series 1992,                                         1,000         1,054
7.00% 2022 (Preref. 2002)
Northwestern Memorial  Hospital, Series 1994A,                                            2,000         2,015
 6.00% 2024
OSF Healthcare System:
Series 1993, 5.75% 2007                                                                   6,760         6,843
Series 1999, 6.25% 2019                                                                   4,500         4,482
Riverside Health System, Series 2000, 6.85% 2029                                          2,500         2,582
Sherman Health Systems, Series 1997, AMBAC                                                2,595         2,700
Insured,  5.50% 2010
Rev. Ref. Bonds:
Advocate Health Care Network, Series 1997A:
5.50% 2008                                                                                2,110         2,145
5.80% 2016                                                                                8,000         7,909
Edward Hospital Project, Series 1993 A:
5.75%  2009                                                                               1,550         1,565
6.00% 2019                                                                                1,435         1,401
Fairview Obligated General Project, 1995 Series A:
6.50% 2006                                                                                  770           773
7.40% 2023                                                                                3,000         2,972
Rev. and Rev. Ref. Bonds:
Evangelical Hospitals Corp., Series C, 6.25% 2022                                         4,000         4,284
(Escrowed to Maturity)
Lutheran General Health, Series C, 6.00% 2018                                             2,705         2,669
Housing Dev. Auth., Multi-family Housing Bonds,                                           1,490         1,561
1992 Series A, 7.00% 2010
Metropolitan Pier and Exposition Auth., McCormick
Place Expansion Project:
Series 1992A, 6.50% 2027 (Preref. 2003)                                                   3,910         4,195
Ref. Bonds, Series 1996A, MBIA Insured, 0.00% 2022                                       13,455         3,879
City of Chicago:
G.O. Bonds, Series 1999, FGIC Insured:
(City Colleges of Chicago Capital Improvement Project),                                   7,700         3,316
 0.00% 2016
(Emergency Telephone System), Ref. Bonds, 5.25% 2020                                      2,000         1,965
Board of Trustees of Chicago State University,                                            1,000         1,006
Auxiliary Facs. System Rev. Bonds, Series 1998, MBIA
Insured, 5.50% 2023
Chicago O'Hare International Airport, Special :
Fac. Rev. Ref. Bonds
Series 1994 (American Airlines, Inc.                                                      2,750         3,016
Project), 8.20% 2024
Series 1999A (United Air Lines, Inc.                                                     10,735         9,421
Project), 5.35% 2016
Metropolitan Water Reclamation Dist. of
Greater Chicago, Series B:
Capital Improvement Bonds, 5.25% 2004                                                     5,000         5,150
Ref. Bonds, 5.30% 2005                                                                    5,325         5,518
Sales Tax Rev. Bonds, Series 1997, FGIC                                                   5,000         4,816
Insured, 5.375% 2027
School Reform Board of Trustees of the Board of
Education of the City of Chicago, Unlimited Tax G.O.
Bonds, Series 1997A, AMBAC Insured:
0.00% 2011                                                                                2,745         1,551
Capital Appreciation Bonds, 0.00% 2015                                                    9,730         4,241
(Dedicated Tax Rev.):
6.75% 2012                                                                                1,000         1,162
0.00% 2014                                                                                7,085         3,297
5.25% 2030                                                                                2,000         1,880
Skyway Toll Bridge Ref. Rev. Bonds, Series 1994:
6.50% 2010 (Preref. 2004)                                                                13,250        14,326
6.75% 2014 (Preref. 2004)                                                                 6,500         7,078
Second Lien Wastewater Transmission Rev. Bonds,                                           2,500         2,260
Series 1998B, MBIA Insured, 5.00% 2030
Water Rev. Bonds, Series 1997,  0.00% 2014                                                3,500         1,628
County of Cook, G.O. Capital Improvement Bonds,                                           4,000         4,556
Series 1996, FGIC Insured, 6.50% 2011
Regional Transportation Auth., Cook, Du Page, Kane,                                       4,500         5,762
Lake, McHenry and Will Counties, G.O. Bonds,
Series 1994D, FGIC Insured, 7.75% 2019
Township High School Dist. No. 205, Cook County                                           4,730         3,173
( Thornton ), G.O. Limited Capital Appreciation
Bonds, Series 1998D, FSA Insured, 0.00% 2008

Indiana  -  4.56%
State Dev. Fin. Auth.:
Pollution Control Rev. Bonds (Inland Steel Co.                                            2,500         2,373
Project No. 12), 6.85% 2012
Rev. Ref. Bonds, Exempt Fac.-Inland Steel, 5.75% 2011                                     4,000         3,468
Educational Facs. Auth., Educational Facs. Rev. Bonds                                     1,000         1,010
(University of Evansville  Project), Series
1996, 5.25% 2005
Health Fac. Fncg. Auth., Hospital Rev. Bonds:
Charity Obligated Group:
Series 1997D, 5.00% 2026 (Put 2007)                                                      15,325        15,559
Series 1999D, 5.25% 2016                                                                  3,000         2,887
Clarian Health Partners, Inc., Series 1996A:
MBIA Insured, 5.25% 2008                                                                  1,700         1,748
MBIA Insured, 5.50% 2016                                                                  4,000         4,001
5.50% 2016                                                                               10,250        10,108
Holy Cross Health System Corp., Hospital Rev. Bonds,                                      7,095         7,334
Series 1998, MBIA Insured, 5.375% 2010
Sisters of St. Francis Health Services, Inc. Project:
Series 1997A, MBIA Insured:
5.00% 2008                                                                                1,000         1,012
5.125% 2017                                                                               1,000           949
Series 1999A, 5.00% 2029                                                                  6,000         5,355
Housing Fin. Auth., Single Family Mortgage Ref. Rev.                                      1,275         1,314
Bonds, 1992 Series A, 6.75% 2010
State Office Building Commission, Correctional                                            8,490         9,473
Facs. Program Rev. Bonds, Series  1995B, AMBAC
Insured, 6.25% 2012
Transportation Fin. Auth., Airport Facs.
Lease Rev. Bonds, Series A:
6.50% 2007                                                                                1,160         1,219
6.50% 2007 (Preref. 2002)                                                                 3,755         3,990
6.75% 2011 (Preref. 2002)                                                                 2,400         2,562
City of East Chicago, Pollution Control Rev.                                              3,000         2,950
Ref. Bonds, Inland Steel Co. Project No. 11,
Series 1994, 7.125% 2007
Hospital Auth. of the City of Fort Wayne, Rev.
Bonds (Parkview Memorial Hospital Inc. Project),
Series 1992:
6.375% 2013 (Preref. 2002)                                                                4,000         4,236
6.40% 2022 (Preref 2002)                                                                  2,000         2,119

Iowa  -  0.85%
Econ. Dev. Rev. Bonds (Foundation for Affordable                                          1,500         1,530
Housing Project), Series 2000A, FNMA Insured,
5.65% 2033 (Put 2013)
Fin. Auth.:
Hospital Rev. Bonds (Mercy Medical Center Project),
Series 1999, FSA Insured:
5.50% 2011                                                                                1,420         1,475
5.60% 2012                                                                                1,375         1,428
Rev. and Ref. Bonds (Mercy Health Services Obligated                                      1,565         1,570
Group), 1997 Series V, FSA Insured, 5.00% 2010
Rev. Bonds (Catholic Health Initiatives), Series                                          3,000         3,008
2000A, 6.00% 2018
Single Family Mortgage Bonds, 1997                                                        1,925         1,924
Series F, 5.55% 2016
Polk County, Rev. Bonds, Catholic Health Initiatives:
Series 1997A, 5.50% 2007                                                                  1,520         1,563
Series A, 5.125% 2012                                                                     3,170         3,088

Kentucky  -  0.69%
Econ. Dev. Fin. Auth., Hospital System Ref. and
Improvement Rev. Bonds, Series 1997 (Appalachian
Regional Healthcare, Inc. Project):
5.20% 2004                                                                                1,540         1,355
5.60% 2008                                                                                  630           507
5.60% 2009                                                                                3,305         2,597
5.70% 2010                                                                                  490           378
5.75% 2011                                                                                2,190         1,663
5.85% 2017                                                                                2,000         1,406
City of Ashland, Pollution Control Ref. Rev. Bonds,                                       3,750         3,792
Series 1999 (Ashland Inc. Project), 5.70% 2009
Kenton County Airport Board, Special Facs. Rev.                                           1,000         1,021
Bonds (Delta Air Lines, Inc. Project), Series 1985,
7.80% 2015

Louisiana  -  5.65%
Health Education Auth. (Lambeth House Project):
Rev. Bonds, Series 1996, 9.00% 2026 (Preref. 2006)                                        9,000        11,219
Rev. Ref. Bonds, Series 1998A:
5.50% 2010                                                                                5,505         4,885
6.15% 2018                                                                                2,000         1,693
6.20% 2028                                                                                3,950         3,192
Public Facs. Auth., Hospital Rev. Ref. Bonds
(Franciscan Missionaries of Our Lady Health System
Project), Series 1998A, FSA Insured:
5.75% 2014                                                                                3,495         3,622
5.75% 2015                                                                                3,825         3,950
Jefferson Parish Hospital Services:
Dist. No. 1, Parish of Jefferson (West Jefferson
Medical Center), FSA Insured, Hospital Rev. Bonds,
Series 1998A:
5.25% 2011                                                                                2,070         2,100
5.25% 2012                                                                                1,930         1,942
Dist. No. 2, Parish of Jefferson, Hospital Rev.                                           3,520         3,606
Bonds, Series 1998, FSA Insured, 5.25% 2011
Lake Charles Harbor and Terminal Dist., Port Facs.                                       24,000        25,784
Rev. Ref. Bonds (Trunkline LNG  Co. Project),
Series 1992, 7.75% 2022
Local Government Environmental Fac. and Community
 Dev. Auth. Rev. Bonds (Capital Projects and
Equipment Acquisition Program), AMBAC Insured:
Series 1999, 4.50% 2018                                                                   4,500         3,959
Series 2000A, 6.30% 2030                                                                 11,500        12,777
Offshore Terminal Auth., Deepwater Port Ref. Rev.                                         6,000         5,583
Bonds (LOOP LLC Project), Series 1998, 5.20% 2018
Parish of West Feliciana, Pollution Control Rev.
 Bonds (Gulf States Utilities Company Project):
Series 1985-B, 9.00% 2015                                                                 2,000         2,069
Series 1985D, 5.80% 2015                                                                  3,750         3,585
Series 1999A, 5.65% 2028 (Put 2004)                                                      13,500        13,610

Maine  -  0.33%
Health and Higher Educational Facs. Auth., Rev.
Bonds, Piper Shores Issue, Series 1999A:
7.50% 2019                                                                                3,000         2,944
7.55% 2029                                                                                2,575         2,518
Housing Auth., Mortgage Purchase Bonds, 1994 Series                                         600           619
C-1, 5.90% 2015

Maryland  -  1.41%
Community Dev. Administration, Dept. of Housing and                                       5,815         5,974
Community Dev., Single  Family Program Bonds, 1997
 First Series, 5.25% 2005
Health and Higher Educational Facs. Auth.:
First Mortgage Rev. Bonds, PUMH of Maryland, Inc.
Issue (Heron Point of Chestertown), Series 1998A:
5.60% 2013                                                                                1,000           919
5.75% 2019                                                                                2,400         2,104
Project and Ref. Rev. Bonds, Roland Park Place                                              500           471
Issue, Series 1999, 5.50% 2013
Rev. Bonds, Howard County General Hospital Issue,
Series 1993 (Escrowed to Maturity):
5.50% 2013                                                                                2,000         2,069
5.50% 2021                                                                                1,225         1,241
Anne Arundel County, Special Obligation Bonds:
(Arundel Mills Project), Series 1999, 7.10% 2029                                          5,750         5,851
(National Business Park Project), Series 2000,                                            1,000         1,020
7.375% 2028
Calvert County, Econ. Dev. Rev. Bonds                                                     2,500         2,926
(Ashbury-Solomons Island Facility), Series 1995,
8.625% 2024 (Preref. 2005)
Frederick County, Special Obligation Bonds (Urbana                                        2,500         2,443
Community Dev. Auth.), Series 1998, 6.625% 2025
Prince George's County, Hospital Rev. Bonds,                                                750           802
Dimensions Health Corp. Issue, Series 1992, 7.25%
2017 (Preref. 2002)

Massachusetts  -  1.30%
G.O. Bond Anticipation Notes, 2000 Series A,                                              5,000         5,037
5.00% 2001
Massachussetts Bay Transportation Auth., General                                          5,000         5,675
Transportation System Bonds, 1994 Series A Ref.
Bonds, 7.00% 2007
Turnpike Auth., Metropolitan Highway System Rev.                                         10,000         8,978
Bonds, Series 1999A, AMBAC Insured, 5.00% 2039
The New England Loan Marketing Corp., Student Loan                                        1,500         1,518
Ref. Bonds, 1993 Series G, 5.20% 2002
Water Resources Auth., General Rev. Ref.                                                  2,500         2,544
Bonds, 1993 Series B, 5.25% 2009

Michigan  -  5.96%
Hospital Fin. Auth.:
Hospital Rev. Bonds:
The Detroit Medical Center Obligated Group,
Series 1998A:
5.00% 2012                                                                                1,370         1,143
5.00% 2013                                                                                1,000           820
5.00% 2014                                                                                1,525         1,235
5.25% 2023                                                                                1,955         1,439
Henry Ford Health System, Series 1999A:
5.70% 2011                                                                                2,985         3,058
5.80% 2012                                                                                1,075         1,100
Hospital Rev. and Ref. Bonds:
Daughters of Charity, National Health System,                                             1,375         1,409
5.50% 2005 (Escrowed to Maturity)
The Detroit Medical Center Obligated Group:
Series 1993A:
6.375% 2009                                                                               2,000         1,890
6.25% 2013                                                                                4,250         3,785
6.50% 2018                                                                                7,000         6,196
Series 1993B, AMBAC Insured, 5.00% 2006                                                   1,365         1,382
Genesys Health system Obligated Group, Series 1995A:
7.10% 2002 (Escrowed to Maturity)                                                           285           300
7.20% 2003 (Escrowed to Maturity)                                                         1,000         1,080
8.00% 2005 (Escrowed to Maturity)                                                         8,880        10,293
8.10% 2013 (Preref. 2005)                                                                 5,000         5,898
8.125% 2021 (Preref. 2005)                                                                4,500         5,313
7.50% 2027 (Preref. 2005)                                                                 4,520         5,135
Hackley Hospital Obligated Group, Series 1998A:
4.85% 2006                                                                                1,105         1,055
5.00% 2008                                                                                1,215         1,151
5.30% 2013                                                                                3,650         3,350
Henry Ford Health System, Series 1995A, 5.25% 2025                                        4,845         4,315
McLaren Obligated Group, Series 1993A, 5.375% 2013                                        2,985         2,844
Pontiac Osteopathic, Series 1994 A:
5.375% 2006                                                                               1,000           940
6.00% 2014                                                                                5,905         5,246
6.00% 2024                                                                                4,775         3,990
Sinai Hospital of Greater Detroit, Series 1995:
6.00% 2008                                                                                2,000         1,896
6.625% 2016                                                                               3,190         2,913
Variable Rate Rev. Bonds (Ascension Health
Credit Group):
Series 1999B-3, 5.30% 2033 (Put 2006)                                                     2,000         2,000
Series 1999B-4, 5.375% 2033 (Put 2007)                                                    3,000         2,998
Housing Dev. Auth., Rental Housing Rev. Bonds:
1992 Series A, AMBAC Insured, 6.40% 2005                                                  2,350         2,450
1994 Series A, 6.20% 2003                                                                 1,600         1,641
City of Detroit:
G.O. Ref. Bonds (Unlimited Tax), Series 1995-B:
6.75% 2003                                                                                2,000         2,095
7.00% 2004                                                                                2,500         2,675
6.25% 2008                                                                                1,730         1,824
6.25% 2009                                                                                1,195         1,257
6.25% 2010                                                                                1,250         1,311
Downtown Dev. Auth., Tax Increment Bonds (Dev. Area                                       2,900         3,193
No. 1 Projects), Series 1996C, 6.20%
2017 (Preref. 2006)
School Dist. of the City of Detroit, Wayne County,                                        1,955         1,896
School Building and Site Improvement Ref. Bonds,
Series 1998C, FGIC Insured, 5.25% 2025
City of Royal Oak, Hospital Fncg. Auth., Hospital Rev.                                    3,000         2,808
Ref. Bonds (William Beaumont Hospital), Series 1993 G,
 5.25% 2019
Charter County of Wayne, Special Airport Facs. Rev.                                       3,975         3,980
Ref. Bonds (Northwest Airlines, Inc.), Series
1995, 6.75% 2015

Minnesota  -  0.46%
Housing Fin. Agcy.:
Multi-Family Housing Dev. Bonds, 1991 Series A,                                           2,535         2,604
6.85% 2007
Single Family Mortgage Bonds, 1994                                                        1,765         1,792
Series E, 5.60% 2013
City of Minneapolis, G.O. Various Purpose Bonds,                                          4,000         4,036
Series 2000, 5.00% 2001

Mississippi  -  0.18%
Perry County, Pollution Control Ref. Rev. Bonds (Leaf                                     3,500         3,256
River Forest Products, Inc. Project), Series
1999, 5.20% 2012

Nebraska  -  0.12%
City of Kearney, Industrial Dev. Rev. Bonds (The Great                                    2,750         2,157
Platte River Road Memorial Foundation Project),
Series 1998, 6.75% 2028

Nevada  -  1.90%
Housing Division, Single Family Mortgage Bonds,                                             800           759
1999 Series A-1, 4.75% 2012
Clark County, Special Improvement Dist. No. 121
(Southern Highlands Area), Local Improvement
Bonds, Series 1999:
7.00% 2009                                                                                2,500         2,559
7.50% 2019                                                                               14,000        14,334
City of Henderson:
Health Fac. Rev. Bonds (Catholic Healthcare West),                                        7,000         5,749
1998 Series A, 5.375% 2026
Local Improvement Dist. No. T-4C (Green Valley
 Properties), Limited Obligation Ref. Bonds,
1999 Series A:
5.65% 2009                                                                                1,495         1,474
5.75% 2013                                                                                3,990         3,763
5.90% 2018                                                                                2,990         2,786
Local Improvement Dist. No. T-10 (Seven Hills)                                            1,420         1,468
Limited Obligation Improvement Bonds, 7.50% 2015
City of Las Vegas, Special Improvement Bonds,                                             1,975         2,043
(Summerlin Area), Local Improvement Bonds, 7.10% 2016

New Jersey  -  2.48%
Econ. Dev. Auth.:
Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation
Improvement Dist. Project (City of Elizabeth),
Series 1998A:
6.375% 2018                                                                               1,000           994
6.375% 2031                                                                              17,405        17,049
First Mortgage Rev. Fixed Rate Bonds:
Fellowship Village Project:
Series 1998A:
4.95% 2005                                                                                1,230         1,179
5.50% 2018                                                                                2,295         1,898
5.50% 2025                                                                                1,500         1,187
Series 1995, 9.25% 2025 (Preref. 2005)                                                    7,000         8,375
Winchester Gardens at Ward Homestead Project,
Series 1996A:
8.50% 2016                                                                                4,000         4,227
8.625% 2025                                                                               3,500         3,712
Housing and Mortgage Fin. Agcy., Section 8 Bonds,
1991 Series A:
6.80% 2005                                                                                2,570         2,657
6.85% 2006                                                                                2,500         2,586
Gloucester County Improvement Auth., Solid Waste                                          1,585         1,650
Resource Recovery Rev. Ref. Bonds (Waste
Management, Inc. Project), Series 1999A, 6.85% 2029
(Put 2009)

New Mexico  -  0.02%
Mortgage Fin. Auth., Single Family Mortgage Purchase                                        335           339
Ref. Senior Bonds, 1992 Series A-1, 6.85% 2010

New York  -  6.41%
Dormitory Auth.:
Center for Nursing/Rehabilitation, Inc. Rev. Bonds,                                       2,100         2,105
5.45% 2017
City University System Consolidated Third General                                         2,000         2,086
Resolution Rev. Bonds, 1998 Series 2, AMBAC Insured,
 5.50% 2008
Edgar Health Care Center (Nursing Home) Rev. Bonds,                                       2,375         2,309
FHA Insured, 4.90% 2013
Mental Health Services Facs. Improvement Rev. Bonds:
Series 1997A, 6.00% 2007                                                                  1,750         1,878
Series 1997B:
6.00% 2007                                                                                2,500         2,682
5.60% 2008                                                                                1,300         1,366
Series 1998B:
5.375% 2009                                                                               1,270         1,308
5.00% 2010                                                                                1,495         1,496
5.00% 2010                                                                                1,530         1,531
Series 1998C, 5.00% 2010                                                                  1,760         1,761
Series 1998D, MBIA Insured, 5.00% 2017                                                    2,815         2,708
Montefiore Medical Center, FHA-Insured Mortgage                                           3,300         3,189
Hospital Rev. Bonds, Series 1999, AMBAC Insured,
5.25% 2019
Secured Hospital:
Rev. Bonds (Interfaith Medical Center), Series                                            2,000         2,049
1998D, 5.25% 2007
Rev. Ref. Bonds, Brookdale Hospital, Series                                               2,500         2,532
1998J, 5.125% 2009
State University Educational Facs.:
Rev. Bonds:
Series 1997, 6.00% 2007                                                                   3,000         3,225
Series 1998A, MBIA Insured, 5.00% 2015                                                    4,000         3,900
Series 1998B, 5.00% 2018                                                                  2,500         2,345
Rev. Ref. Bonds:
Series 1990A, 7.50% 2013                                                                  3,500         4,273
Series 1990B, 7.50% 2011                                                                  1,720         2,015
Environmental Fac. Corp., State Water Pollution                                             230           239
Control Revolving Fund Rev. Bonds (New York City
Municipal Water Fin. Auth. Project), Series 1991
E, 6.875% 2010
Housing Fin.Agcy.:
Health Facs. Rev. Bonds (New York City), 1996                                             3,000         3,171
Series A Ref., 6.00% 2006
Service Contract Obligation Rev. Ref. Bonds,                                              1,750         1,778
Series 1997C, 5.20% 2010
Local Government Assistance Corp.:
Series 1991 C, Capital Appreciation Bonds, 0.00% 2005                                     5,000         4,060
Series 1991 D:
7.00% 2011 (Preref. 2002)                                                                 2,000         2,121
6.75% 2021 (Preref. 2002)                                                                 1,350         1,427
Series 1992 C, 5.50% 2022                                                                 1,000           983
State Medical Care Facs. Fin. Agcy.:
Hospital Insured Mortgage Rev. Bonds, 1994
Series A Ref., FHA Insured:
5.10% 2010                                                                                2,580         2,595
5.25% 2014                                                                                5,000         4,997
Mental Health Services Facs. Improvement Rev. Bonds,                                      1,000           928
1993 Series D, 5.25% 2023
St. Luke's-Roosevelt Hospital Center, FHA-Insured                                        12,550        12,890
Mortgage Rev. Bonds, 1993 Series A, 5.60% 2013
Mortgage Agcy., Homeowner Mortgage Rev. Bonds,                                            7,500         7,160
Series 80, 5.10% 2017
Urban Dev. Corp., Correctional Capital Facs.
Rev. Bonds:
Ref. Series 1993 A, 5.30% 2005                                                            2,800         2,863
Series 7, 5.25% 2009                                                                      1,375         1,408
Castle Rest Residential Health Care Fac., FHA Insured                                     1,700         1,728
Mortgage Rev. Bonds, Series 1997A, 5.60% 2017
City of New York, G.O. Bonds:
Fiscal 1992 Series C, 6.50% 2004 (Preref. 2002)                                             470           496
Fiscal 1992 Series H, 6.875% 2002                                                           155           160
Fiscal 1995 Series F:
6.60% 2010 (Preref. 2005)                                                                 2,000         2,194
6.625% 2025 (Preref. 2005)                                                                1,500         1,647
Fiscal 1996 Series E, 6.50% 2006                                                          3,000         3,262
Fiscal 1999 Series H, 5.00% 2029                                                          3,000         2,696
Transitional Fin. Auth., Future Tax Secured Bonds:
Fiscal 1998 Series A, 5.00% 2027                                                          1,500         1,373
Fiscal 1998 Series C, 5.00% 2018                                                          2,000         1,908
Fiscal 1999 Series B, 4.75% 2023                                                          5,725         5,080
City of New York, Health and Hospital Corporation,                                        4,950         4,626
Health System Bonds, 1999 Series A, AMBAC
Insured, 5.00% 2020
Triborough Bridge and Tunnel Auth., General Purpose                                       1,000         1,095
 and Rev. Bonds, Series Y, 6.00% 2012

North Carolina  -  3.13%
Eastern Municipal Power Agcy., Power System Rev.
Bonds: Ref. Series 1993B:
6.00% 2006                                                                                3,120         3,229
7.25% 2007                                                                                5,425         5,971
7.00% 2008                                                                               10,720        11,753
6.125% 2009                                                                               4,000         4,176
6.00% 2022                                                                                2,000         1,941
6.00% 2026                                                                                1,990         1,917
MBIA Insured, 6.00% 2026                                                                  2,500         2,678
Series 1993 C, 5.00% 2021                                                                 2,300         1,941
Ref. Series 1999B:
5.55% 2014                                                                                1,800         1,736
5.60% 2015                                                                                7,000         6,731
5.65% 2016                                                                                2,000         1,918
5.70% 2017                                                                                4,775         4,573
Series 1999D, 6.75% 2026                                                                  3,500         3,621
Municipal Power Agcy. Number One (Catawba Electric                                        3,935         4,245
Rev. Bonds), Series 1999A, MBIA Insured, 6.0% 2008
County of Catawba, Hospital Ref. Rev. Bonds (Catawba                                      1,000           976
Memorial Hospital Project), Series 1999,
AMBAC Insured, 4.60% 2010

Ohio  -  0.53%
County of Franklin, Hospital Facs. Rev. Ref. and                                            750           767
Improvement Bonds (Doctors Hospital Project),
5.60% 2006
County of Knox, Hospital Facs. Ref. Rev. Bonds,                                           2,175         2,117
Series 1998 (Knox Community Hospital), Asset Guaranty
Insured, 4.60% 2007
County of Lorain, Health Care Facs. Rev. Ref. Bonds                                       2,000         1,601
 (Kendal at Oberlin), Series 1998A, 5.25% 2021
County of Montgomery, Hospital Facs. Rev. Bonds
(Kettering Medical Center Network Obligated Group),
Series 1999:
6.75% 2018                                                                                1,000         1,009
6.75% 2022                                                                                1,000           988
County of Richland, Hospital Fac. Rev. Improvement
Bonds, Series 2000B (MedCentral Health System
Obligated Group):
6.375% 2022                                                                               1,250         1,250
6.375%  2030                                                                              2,000         1,964

Oklahoma  -  0.58%
Health System Rev. Bonds, Baptist Medicine Center of                                      2,500         2,708
Oklahoma, Series 1995 C, AMBAC Insured, 6.375% 2009
Industrial Auth., Health System Rev. Ref. Bonds                                           2,500         2,700
(Obligated Group consisting of
INTEGRIS Baptist Medical
Center, Inc., INTEGRIS South Oklahoma, City Hospital
Corp. and INTEGRIS Rural Health, Inc.),
AMBAC Insured, 6.00% 2009
Industries Auth., Health Facs. Rev. Ref. Bonds                                            2,505         2,423
(Sisters of Mercy Health System, St. Louis, Inc.),
Series 1993A, 5.00% 2013
Tulsa Industrial Auth., Hospital Rev. and Ref. Bonds,                                     3,000         2,849
St. John Medical Center Project, Series 1996,
5.375% 2017

Oregon  -  0.88%
City of Klamath Falls, Electric Rev. Bonds (Klamath
Cogeneration Project), Series 1999:
5.75% 2013                                                                                7,000         6,442
5.875% 2016                                                                               3,500         3,176
6.00% 2025                                                                                7,250         6,477

Pennsylvania  -  7.80%
Convention Center Auth., Ref. Rev. Bonds, 1994                                           10,000        10,255
Series A, 6.25% 2004
Higher Educational Facs. Auth.:
Rev. Bonds (Thomas Jefferson University), 1992
Series A, MBIA Insured:
6.625% 2009                                                                                 375           396
6.625% 2009 (Preref. 2002)                                                                  875           927
State System of Higher Education Rev. Bonds,                                              3,130         2,964
Series P, AMBAC Insured, 5.00% 2019
UPMC Health System Rev. Bonds, Series 1999A, FSA                                          2,000         2,009
Insured, 5.00% 2009
Housing Fin. Agcy., Rev. Bonds, Rental Housing
Ref. Bonds, FNMA Insured:
Issue 1992, 6.50% 2023                                                                    2,000         2,074
Issue 1993, 5.80% 2018                                                                    4,000         4,003
Housing Fin. Auth., Single Family Mortgage Rev.                                           1,000         1,035
Bonds, Series 1992-33, 6.85% 2009
Allegheny County, Hospital Dev. Auth. Rev. Bonds:
Catholic Health Systems, AMBAC Insured:
Series 1998A, 5.50% 2008                                                                  1,000         1,045
Series A, 5.00% 2010                                                                      2,705         2,719
Allegheny County, Cert. of Part. (ACJCT Fac.                                              2,150         2,015
Holdings L.P.), AMBAC Insured, 5.00% 2019
UPMC Health System Rev. Ref. Bonds, Series 1999B,                                         5,160         5,315
AMBAC Insured, 5.25% 2008
Blair County Hospital Auth., Hospital Rev. Bonds                                          3,415         3,503
(Altoona Hospital Project), 1998 Series A,
AMBAC Insured, 5.25% 2009
Chester County Health and Education Facs. Auth.,                                          7,500         6,633
Health System Rev. Bonds (Jefferson Health System),
Series 1997B,  5.375% 2027
Delaware County, Auth. Rev. Bonds, Catholic Health
Systems, Series A, AMBAC Insured:
5.00% 2010                                                                                2,465         2,478
5.25% 2011                                                                                4,115         4,185
Lehigh County, General Purpose Auth. Rev. Bonds                                           1,500         1,521
(KidsPeace Obligated Group), 5.70% 2009
Montgomery County Industrial Dev. Auth., Retirement                                       9,000         7,489
Community Rev. Bonds (Acts Retirement-Likfe
Communities, Inc. Obligated Group), Series 1998,
5.25% 2028
City of Philadelphia, G.O. Ref. Bonds, Series 1998,                                       3,300         2,951
FGIC Insured, 4.75% 2020
Hospitals and Higher Education Facs. Auth. of
Philadelphia:
Hospital Rev. Bonds (The Children's Hospital of
Philadelphia Project):
Series A of 1992:
6.50% 2009 (Pre2002)                                                                      4,500         4,721
6.50% 2021 (Pre2002)                                                                      3,000         3,147
Series A of 1993, 5.375% 2014                                                             1,505         1,448
Frankford Hospital, Series A (Escrowed to Maturity):
6.00% 2014                                                                                3,705         3,832
6.00% 2023                                                                                4,000         4,068
Jefferson Health System Rev. Bonds, Series 1997A:
5.50% 2006                                                                                2,285         2,321
5.50% 2007                                                                                1,995         2,020
5.50% 2008                                                                                2,000         2,020
5.00% 2009                                                                                1,000           963
5.00% 2010                                                                                1,000           955
5.00% 2018                                                                                1,475         1,280
Temple University Hospital Rev. Bonds:
Series of 1983, 6.625% 2023                                                              15,385        14,238
Series of 1993 A, 6.50% 2008                                                             15,500        15,295
Series of 1997, 5.70% 2009                                                                1,000           935
Philadelphia Auth. for Industrial Dev., Rev. Bonds                                        2,815         2,616
(Cathedral Village Project), Series of
1998, 5.50% 2010
Public Auditorium Auth. of Pittsburgh and Allegheny                                       2,000         2,044
County, Regional Asset Dist. Sales Tax Rev. Bonds,
Series of 1999, AMBAC Insured, 5.00% 2008
City of Pottsville Hospital Auth., Hospital Rev. Bonds                                    8,500         9,411
(The Pottsville Hospital and  Warne Clinic), Series
of 1994, 7.25% 2024 (Preref. 2004)
Scranton-Lackawanna Health and Welfare Auth., City of
Scranton, Lackawanna County, Hospital Rev.
Bonds (Moses Taylor Hospital Project), Series 1997:
6.05% 2010                                                                                1,000           930
6.15% 2012                                                                                2,245         2,057
6.15% 2014                                                                                3,000         2,694
6.20% 2017                                                                                3,000         2,625

Rhode Island  -  0.52%
Depositors Econ. Protection Corp., Special Obligation
Bonds, 1993 Series A:
5.75% 2021                                                                                2,715         2,800
5.75% 2021 (Escrowed to Maturity)                                                         1,210         1,248
MBIA  Insured, 5.75% 2012                                                                 4,850         5,225
Housing and Mortgage Fin. Corp., Homeownership                                              295           301
Opportunity Bonds, Series 3-A, 7.80% 2010

South Carolina  -  1.31%
Florence County, Hospital Rev. Bonds, McLeod Regional                                     2,785         2,861
Medical Center Project, MBIA Insured,
Series 1998A, 5.25% 2010
Lexington County Health Services Dist. Inc., Hospital
Rev. Ref. and Improvement Bonds, Series 1997,
 FSA Insured:
5.50% 2007                                                                                2,000         2,096
5.00% 2009                                                                                1,000         1,014
5.125% 2021                                                                               2,000         1,868
Piedmont Municipal Power Agcy., Electric Rev. Bonds:
1999A Ref. Series, 5.25% 2015                                                            12,420        11,006
1991 Ref. Series,  FGIC Insured, 6.25% 2021                                               4,640         5,102

South Dakota  -  0.83%
Building Auth., Rev. Capital Appreciation Bonds,                                          3,780         1,767
Series 1996A, AMBAC Insured, 0.00% 2014
Health and Educational Facs. Auth., Rev. Ref. Bonds,
Series 1999 (Rapid City Regional Hospital Issue),
MBIA Insured:
5.00% 2007                                                                                2,045         2,076
5.00% 2009                                                                                4,010         4,048
5.00% 2010                                                                                4,175         4,201
Housing Dev. Auth., Homeownership Mortgage Bonds,                                         3,000         3,071
1995 Series A, 5.80% 2014

Tennessee  -  1.44%
Health and Educational Facs. Board of the Metropolitan                                    6,600         7,763
Government of Nashville and Davidson County
(Blakeford Project), 9.25% 2024 (Preref. 2004)
Memphis-Shelby County Airport Auth., Special Facs.                                       17,850        18,619
Rev. Bonds, Ref. Series 1992 (Federal Express
Corp.), 6.75% 2012

Texas  -  4.64%
Bell County Health Facs. Dev. Corp., Retirement Fac.
Rev. Bonds (Buckner Retirement Services, Inc.
Obligated Group Project), Series 1998:
5.25% 2009                                                                                1,620         1,579
5.00% 2010                                                                                1,705         1,602
5.25% 2028                                                                                9,400         7,780
Brazos River Auth., Rev. Ref. Bonds (Houston                                              8,360         7,828
Industries Incorporated Project), MBIA
Insured, 4.90% 2015
Industrial Dev. Corp.of Port of Corpus Christi, Rev.                                      5,000         4,386
 Ref. Bonds (Valero Refining and Marketing Co.
Project), 5.40% 2018
Cypress-Fairbanks Independent School Dist. (Harris                                        6,675         3,471
County), Unlimited Tax Ref. Bonds, Capital
 Appreciation Bonds,  0.00% 2013
El Paso Independent School Dist. (El Paso County),                                        3,420         3,104
Unlimited Tax Ref. Bonds, Series 1999, 4.75% 2018
Harris County Health Facs. Dev. Corp.:
Hospital Rev. Bonds (Memorial Hermann Hospital System                                     1,890         1,940
Project), Series 1998, FSA Insured, 5.25% 2008
Rev. Bonds (CHRISTUS Health), Series 1999A, MBIA                                          3,380         3,493
Insured, 5.50% 2010
SCH Health Care System Rev. Bonds (Sisters of Charity                                     1,500         1,637
of the Incarnate Word, Houston), Series 1997B,
 6.25% 2027
Harris County, Toll Road Unlimited Tax and Subordinate                                    5,500         5,307
Lien Rev. Ref. Bonds, Series 1997, 5.125% 2017
Hidalgo County Health Services Corp., Hospital Rev.
Bonds, (Mission Hospital, Inc. Project), Series 1996:
7.00% 2008                                                                                1,000         1,018
6.75% 2016                                                                                1,740         1,657
City of Houston:
Public Improvement Ref. Bonds, Series                                                     2,500         2,388
1997A, 5.00% 2017
Airport System Subordinate Lien Rev. Bonds, Series                                        5,000         4,540
1998C, FGIC Insured,  5.00% 2028
Water and Sewer System Junior Lien Rev. Ref. Bonds,                                       3,000         1,013
Series 1998A, FSA Insured, 0.00% 2019
North Central Health Facs. Dev. Corp., Hospital Rev.                                      5,000         4,608
and Ref. Bonds (Baylor Health Care System Project),
Series 1998, MBIA Insured, 5.00% 2019
Northeast Medical Clinic, Hospital Auth., County of                                       1,000         1,107
Humble, Rev. Bonds, FSA Insured, 6.25% 2012
Richardson Independent School Dist. (Dallas County),                                      2,500         2,340
Unlimited Tax School Building Bonds, Series 1998B,
5.00% 2021
City of San Antonio, Electric and Gas Systems Rev.                                        6,205         5,316
Ref. Bonds, New Series 1998A, 4.50% 2021
Tarrant County Health Facs., Dev. Corporation
Texas Health Resources System Rev. Bonds, Series
1997A, MBIA Insured:
5.50% 2007                                                                                4,000         4,064
5.75% 2015                                                                                3,000         3,025
Tomball Hospital Auth., Rev. Ref. Bonds, Series                                           5,250         4,697
1993, 6.125% 2023
Water Dev. Board, State Revolving Fund, Senior Lien                                       7,500         7,225
Rev. Bonds, Series 1997B, 5.00% 2016

Utah  -  0.44%
Housing Fin. Agcy., Single Family Mortgage Bonds,                                           435           438
1995 Issue E (Federally Insured or Guaranteed
Mortgage Loans), 5.50% 2024
Salt Lake City, Hospital Rev. Bonds, Series 1992                                          8,100         7,613
(IHC Hospitals, Inc.), 5.50% 2021

Vermont  -  0.13%
Educational and Health Buildings Fncg. Agcy. Hospital                                     2,250         2,348
Rev. Bonds (Medical Center Hospital of Vermont
Project), Series 1993, FGIC Insured, 5.75% 2007

Virginia  -  1.97%
Dulles Town Center Community Dev. Auth. (Loudoun                                          2,500         2,403
County), Special Assessment Bonds (Dulles Town Center
Project), Series 1998, 6.25% 2026
Fairfax County:
Econ. Dev. Auth., Retirement Community Rev. Bonds                                        15,500        15,814
(Greenspring Village, Inc. Fac.), Series 1999 A,
7.50% 2029
Industrial Dev. Auth., Hospital Rev. Ref. Bonds
Inova Health Systems Hospital Project), Series 1993 A:
4.80% 2005                                                                                1,850         1,863
5.00% 2011                                                                                1,300         1,304
5.00% 2023                                                                                1,200         1,117
Gateway Community Dev. Auth. (Prince William County),                                     2,130         1,984
Special Assessment Bonds, Series 1999, 6.25% 2026
Industrial Dev. Auth., Hanover County, Hospital Rev                                       1,000         1,126
Bonds (Memorial Regional Medical Center Project at
Hanover Medical Park), Series 1995, MBIA Insured,
6.50% 2009
Heritage Hunt Commercial Community Dev. Auth. (Prince
William County), Special Assessment Bonds:
Series 1999A, 6.85% 2019                                                                  3,715         3,734
Series 1999B, 7.00% 2029                                                                  1,000         1,001
Peninsula Ports Auth. Health System Rev. Ref. Bonds                                       1,000           999
(Riverside Health System Project), Series 1998,
5.00% 2010
Pocahontas Parkway Association, Route 895 Connector                                       5,000         4,746
Toll Road Rev. Bonds, Series 1998A, 5.25% 2008

Virgin Islands  -  0.10%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund                                     1,840         1,843
 Loan Notes), Series 1998 D, 5.50% 2002

Washington  -  3.03%
G.O. Bonds, Series B, 5.50% 2010                                                          2,000         2,110
Health Care Fac. Auth. Rev. Bonds (Swedish Health                                         2,000         1,855
Services), Series 1998, AMBAC Insured, 5.125% 2022
Public Power Supply System:
Nuclear Project No. 1 Ref. Rev. Bonds, Series 1997B,                                      5,000         4,884
5.13% 2014
Nuclear Project No. 2 Ref. Rev. Bonds:
Series 1993B, FSA Insured, 5.65% 2008                                                     3,030         3,203
Series 1994A, 6.00% 2007                                                                 19,900        21,306
Nuclear Project No. 3 Ref. Rev. Bonds, Series 1989 B,                                     5,250         6,219
7.125% 2016
Central Puget Sound Regional Transit Auth., Sales Tax                                     5,500         5,362
and Motor Vehicle Excise Tax Bonds, Series
1999, FGIC Insured, 5.25% 2021
Public Utility Dist. No. 1 of Chelan County, Columbia                                    11,345         3,948
River-Rock Island Hydro- Electric System Rev.
Ref. Capital Appreciation Bonds, Series 1997A, MBIA
Insured, 0.00% 2019
King County, Limited Tax G.O. Ref. Bonds, Series                                          3,680         3,402
1998B, 4.75% 2016
City of Seattle, Municipal Light and Power Rev.                                           3,410         3,247
Ref. Bonds, 1998 Series A, 5.00% 2016

Wisconsin  -  1.68%
Health and Educational Facs. Auth., Rev. Bonds:
Series 1997 (Aurora Health Care, Inc.), MBIA                                              2,500         2,323
Insured, 5.25% 2027
Children's Hospital Project, Series 1993, FGIC                                            2,000         2,083
Insured, 5.50% 2006
Children's Hospital of Wisconsin, Inc., Series                                            1,130         1,166
1998, AMBAC Insured, 5.625% 2015
The Monroe Clinic, Inc.:
Series 1998:
4.80% 2010                                                                                1,110         1,002
4.90% 2011                                                                                1,165         1,047
Series 1999, 5.375% 2022                                                                  2,000         1,710
Medical College of Wisconsin, Series 1993, 5.95% 2015                                     3,000         3,065
Housing and Econ. Dev. Auth., Housing Rev. Bonds,                                         3,480         3,625
1992 Series A, 6.40% 2003
Pollution Control and Industrial Dev. Rev. Bonds                                          3,000         3,102
(General Motors Corp. Projects), City of Janesville,
Series 1984, 5.55% 2009
City of Nekoosa, Pollution Control Funding Rev. Bonds                                     5,000         4,686
(Nekoosa Papers Inc. Project), Series
1999B, 5.50% 2015
City of Superior, Limited Obligation Ref. Rev. Bonds                                      6,000         7,063
(Midwest Energy Resources Co. Project),
Series E-1991 (Collateralized), FGIC
Insured, 6.90% 2021
                                                                                                  ----------
                                                                                                    1,707,281
                                                                                                  ----------

Tax-Exempt Securities Maturing in One Year or
Less - 5.94%
State of Texas, Angelina and Neches                                                       2,200         2,200
River Auth. Industrial
Dev. Corporation, Solid Waste Disposal Fac. Rev.
Bonds (TEEC Inc. Project), Series 1984B, 4.35% 2014(2)
State of Texas, Brazos River Auth., Variable Rate                                         2,000         2,000
Demand Pollution Control Rev. Ref. Bonds (Monsanto
Company Project), Series 1988, 4.35% 2000(2)
City of Chicago, Chicago-O'Hare International Airport,                                    2,000         2,000
Special Fac. Rev. Bonds (American Airlines, Inc.
Project), Series 1983, 4.30% 2017(2)
State of Tennessee, Public Building Auth. of the City                                     4,000         4,000
of Clarksville, Adjustable Rate Pooled Fncg. Rev.
Bonds, Series 1999, 4.25% 2029(2)
State of Colorado, General Fund Tax and Rev.                                              5,000         5,029
Anticipation Notes, Series 2000A, 5.00% 2001
City of Detroit, Sewage Disposal System Rev. Ref.                                         1,990         1,990
Bonds, Series 1998-A, MBIA Insured, 4.20% 2023(2)
State of Texas, Guadalupe-Blanco River Authority                                          1,200         1,200
(Texas) Pollution Control Rev. Ref. Bonds
(Central Power and
 Light Company Project), Series 1995, 4.35% 2015(2)
State of Texas, Harris County Health Facs. Dev. Corp.,                                    3,000         3,126
SCH Health Care System Rev. Bonds (Sisters of
Charity of the Incarnate Word, Houston),
Series 1991A, 7.10% 2021 (Preref. 2001)
City of Houston, Tax and Rev. Anticipation Notes,                                         2,000         2,012
Series 2000, 5.00% 2001
State of Idaho Tax Anticipation Notes, Series 2000,                                       2,000         2,018
5.375% 2001
State of Illinois, Health Facs. Auth., Rev. Ref.                                            570           573
Bonds (Fairview Obligated General Project),
1995 Series A, 6.25% 2001 (Preref. 2001)
State of Arizona, Maricopa County, Arizona  Pollution
Control Rev. Ref. Bonds (Palo Verde Project):
Series 1994B,  4.30% 2029(2)                                                              2,500         2,500
Series 1994F,  4.30%  2029(2)                                                             1,400         1,400
State of Massachusetts Dev. Fin. Agcy., First Mortgage                                    5,000         5,000
Rev. Variable Rate Bonds (LaSell Village Project),
Series 1998C, 4.25% 2008(2)
State of Massachusetts, Health and Educational Facs.                                      7,000         7,277
Auth. Rev. Bonds, Brigham and Women's Hospital
Issue, Series D, 6.75% 2024 (Preref. 2001)
State of Michigan, Municipal Bond Auth., Rev. Notes,                                      2,700         2,718
Series 2000C-2, 5.00% 2001
State of Missouri, Curators of the University of                                          1,500         1,512
Missouri Capital Projects Notes, Series FY 2000-2001,
5.25% 2001
State of New Mexico 2000-2001 Tax and Rev.                                                5,000         5,030
Anticipation Notes, Series 2000, 5.00% 2001
State of New York, Environmental Fac. Corp., State                                        1,270         1,321
Water Pollution Control Revolving Fund Rev. Bonds
(NYC Municipal Water Fin. Auth. Project), Series
1991E, 6.875% 2010 (Preref. 2001)
New York City Municipal Water Fin. Auth., Water and                                       5,000         5,207
Sewer System Rev. Bonds, Fiscal 1991 Series C,
7.75% 2020 (Preref. 2001)
New York Local Government Assistance Corp., Series                                        6,925         7,190
1991 B, 7.50% 2020 (Preref. 2001)
State of New York, Triborough Bridge and Tunnel Auth.,                                    1,800         1,810
General Purpose Rev. Bonds, Series T,
6.00% 2022 (Preref. 2001)
North Carolina Medical Care Commission Variable Rate                                      4,300         4,300
Hospital Rev. Bonds (Pooled Fncg. Project),
 Series 1996A, 4.35% 2016(2)
State of Texas, Northside Independent School Dist.                                        3,500         3,531
(Bexar, Medina and Bandera Counties), Unlimited Tax
School Building Bonds, Series 1991, 6.375%
2008 (Preref. 2001)
State of Idaho, Power County, Idaho, Pollution                                            1,200         1,200
Control Rev. Bonds (FMR Corp. Project), 4.35% 2010(2)
State of South Carolina, Econ. Dev. Auth.                                                 3,650         3,650
Hospital Rev.
Bonds (Baptist Healthcare System of South Carolina,
Inc.), Series 1995, 4.30% 2017(2)
State of Texas, Tax and Rev. Anticipation Notes,                                         19,000        19,185
Series 2000, 5.25% 2001
State of Wyoming, Uinta County, Pollution Control                                         1,100         1,100
Ref. Rev. Bonds (Chevron U.S.A. Inc. Project),
Series 1993, 4.30% 2020(2)
State of Virginia, The Hospital Auth. of the City of                                      1,200         1,200
Petersburg, Variable Rate Hospital Fac. Bonds
(Southside Regional Medical Center),
 Series 1997, 4.35% 2017(2)
State of Washington, Public Power Supply System,                                          2,500         2,601
Nuclear Project No. 1 Ref. Rev. Bonds,
Series 1991A, 6.875% 2017
State of Wyoming, General Fund Tax and Rev.                                               5,000         5,028
Anticipation Notes, Series 2000A, 5.00% 2001

                                                                                                  ----------
                                                                                                      108,908
                                                                                                  ----------

TOTAL TAX-EXEMPT SECURITIES (cost: $1,783,672,000)                                                  1,816,189

Excess of cash and receivables over payables                                                           17,829
                                                                                                  ----------
NET ASSETS                                                                                          1,834,018
                                                                                                  ----------

(1)Purchased in a private placement transaction;
resale to the public may require registration or sale only to qualified institutional buyers.

(2)Coupon rate may change periodically.




Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue










The Tax-Exempt Bond Fund of America
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at August 31, 2000                                                      (dollars in      thousands)

Assets:
Investment securities at market
 (cost: $1,783,672)                                                                      $1,816,189
Cash                                                                                             13
Receivables for --
 Sales of investments                                                        $1,751
 Sales of fund's shares                                                       4,128
 Accrued interest                                                            25,292
 Other                                                                            4          31,175
                                                                                          1,847,377
Liabilities:
Payables for --
 Purchases of investments                                                     6,663
 Repurchases of fund's shares                                                 1,945
 Dividends on fund's shares                                                   3,139
 Management services                                                            545
 Other expenses                                                               1,067          13,359
Net Assets at August 31, 2000 --
 Total authorized capital stock -- 200,000,000 shares                                    $1,834,018

Class A shares, $.001 par value
 Net assets                                                                              $1,830,682
 Shares outstanding                                                                     155,068,050
 Net asset value per share                                                                   $11.81
Class B shares, $.001 par value
 Net assets                                                                                  $3,336
 Shares outstanding                                                                         282,580
 Net asset value per share                                                                   $11.81




STATEMENT OF OPERATIONS
for the year ended August 31, 2000                                           (dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                                        $107,351

 Expenses:
  Management services fee                                                    $6,502
  Distribution expenses - Class A                                             4,549
  Distribution expenses - Class B                                                 7
  Transfer agent fee - Class A                                                  530
  Transfer agent fee - Class B                                                  -
  Reports to shareholders                                                       126
  Registration statement and prospectus                                         219
  Postage, stationery and supplies                                              176
  Directors' fees                                                                27
  Auditing and legal fees                                                        26
  Custodian fee                                                                  33
  Taxes other than federal income tax                                            30          12,225
 Net investment income                                                                       95,126

Realized Loss and Unrealized
 Appreciation on Investments:
 Net realized loss                                                                           (2,279)
 Net change in unrealized appreciation on
  investments                                                                                (1,685)
  Net realized loss and change in unrealized
  appreciation on investments                                                                (3,964)

Net Increase in Net Assets Resulting from
 Operations                                                                                 $91,162


STATEMENT OF CHANGES IN NET ASSETS                                            (dollars in thousands)

                                                                               Year           ended
                                                                             August             31,
                                                                               2000            1999
Operations:
 Net investment income                                                      $95,126         $90,571
 Net realized (loss) gain on investments                                     (2,279)         12,422
 Net change in unrealized appreciation
  on investments                                                             (1,685)       (101,754)
  Net increase in net assets
   resulting from operations                                                 91,162           1,239

Dividends and Distributions Paid to
 Shareholders:
 Dividends from net investment income:
  Class A                                                                   (94,620)        (90,695)
  Class B                                                                       (32)            -
 Distributions from net realized gain
  on investments:
  Class A                                                                    (6,722)        (27,512)
  Class B                                                                       -               -
  Total dividends and distributions                                        (101,374)       (118,207)

Capital Share Tranactions:
 Proceeds from shares sold                                                  353,333         477,680
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on
  investments                                                                64,719          80,021
 Cost of shares repurchased                                                (490,988)       (318,929)
  Net (decrease) increase in net assets
   resulting from capital share transactions                                (72,936)        238,772
Total (Decrease) Increase in Net Assets                                     (83,148)        121,804

Net Assets:
Beginning of year                                                         1,917,166       1,795,362
End of year(including
 undistributed net investment
 income: $36 and $121 respectively)                                      $1,834,018      $1,917,166



See Notes to Financial Statements






THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Tax-Exempt Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of federally tax-free current income, consistent with the preservation of capital, through a diversified portfolio of municipal bonds. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 3.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between the share classes based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses, are accrued daily and charged to the applicable share class.


2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of August 31, 2000, net unrealized appreciation on investments for book and federal income tax purposes aggregated $32,517,000; $62,755,000 related to appreciated securities and $30,238,000 related to depreciated securities. During the year ended August 31, 2000 the fund realized, on a tax basis, a net capital loss of $2,709,000 on securities transactions, of which the fund has deferred, for tax purposes, to fiscal year ending August 31, 2001, the recognition of capital losses totaling $917,000 which were realized during the period November 1, 1999 through August 31, 2000. The fund had available at August 31, 2000 a net capital loss carryforward totaling $1,792,000 which may be used to offset capital gains realized during subsequent years through 2008 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. The cost of portfolio securities for book and federal income tax purposes was $1,783,672,000 at August 31, 2000.


3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $6,502,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:

                                     Net Asset Level
Rate                       In Excess of               Up to
0.30%                      $0                         $0.06 billion
0.21                        0.06 billion               1 billion
0.18                        1 billion                  3 billion
0.16                        3 billion




                              Monthly Gross Investment Income
Rate                       In Excess of               Up to
3.00%                      $0                         $3,333,333
2.50                        3,333,333                  8,333,333
2.25                        8,333,333




DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.25% of Class A daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved in advance by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. Pursuant to a Plan of Distribution for Class B shares, the fund may expend 1.00% of Class B daily net assets annually to compensate dealers for their selling and servicing efforts. Some or all of the unpaid amounts may be paid by the fund in the future. During the year ended August 31, 2000, distribution expenses under the Plans of Distribution for Class A were limited to $4,549,000 on Class A shares. Had no limitation been in effect, the fund would have paid $4,823,000 in distribution expenses for Class A shares under the plan. During the year ended August 31, 2000, distribution expenses under the Plan of Distribution for Class B shares were $7,000. As of August 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $905,000 and $3,000, respectively.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares received $502,000 (after allowances to dealers) during the year ended August 31, 2000, as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - A fee of $530,000 was incurred during the year ended August 31, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993) net of any payments to Directors, were $100,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.



4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $492,349,000 and $590,025,000 respectively, during the year ended August 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended August 31, 2000, the custodian fee of $33,000 includes $13,000 that was paid by these credits rather than in cash.
The fund reclassified $847,000 from undistributed net realized gains to additional paid-in capital for the year ended August 31, 2000 as a result of permanent differences between book and tax.

As of August 31, 2000, net assets consisted of the following:

                                                         (dollars in thousands)
Capital paid in on shares of capital stock                     $ 1,803,822
Undistributed net investment income                                     36
Accumulated net realized loss                                       (2,357)
Net unrealized appreciation                                         32,517
                                                               ------------
Net Assets                                                     $ 1,834,018
                                                               ------------

[end chart]

Capital share transactions in the fund were as follows:

Capital share transactions table:
                                                       Year Ended                       Year Ended
                                                     August 31, 2000                  August 31, 1999
                                               Amount (000)           Shares    Amount (000)           Shares
Class A Shares:
  Sold                                           $  349,973       30,217,094      $  477,680       38,674,257
  Reinvestment of dividends                          64,695        5,585,672          80,021        6,494,510
          and distributions
  Repurchased                                      (490,875)     (42,438,287)       (318,929)     (25,928,672)
   Net (decrease) increase in                       (76,207)      (6,635,521)        238,772       19,240,095
          Class A
Class B Shares: *
  Sold                                                3,360          290,305               -                -
  Reinvestment of dividends                              24            2,086               -                -
          and distributions
  Repurchased                                          (113)          (9,811)              -                -
   Net increase in Class B                            3,271          282,580               -                -
Total net (decrease) increase
 in fund                                         $  (72,936)      (6,352,941)     $  238,772       19,240,095

* Class B shares not offered before March 15, 2000.







PER-SHARE DATA AND RATIOS (1)
                                                                                                 Net
                                         Net asset                                     gains/(losses)
                                             value,         Net                         on securities
                                          beginning   investment                       (both realized
Year ended                                  of year       income                      and unrealized)
Class A:
2000                                          $11.86        $.60              (2)               $(.01)(2)
1999                                           12.60          .59                                (.55)
1998                                           12.27          .62                                  .37
1997                                           11.86          .64                                  .45
1996                                           11.94          .64                                  .01
Class B:
2000                                           11.50          .21             (2)                  .34(2)



                                                       Dividends
                                        Total from    (from net     Distributions
                                         investment   investment    (from capital               Total
Year ended                               operations      income)           gains)       distributions
Class A:
2000                                           $.59        $(.60)           $(.04)              $(.64)
1999                                           0.04         (.59)            (.19)               (.78)
1998                                           0.99         (.62)            (.04)               (.66)
1997                                           1.09         (.64)            (.04)               (.68)
1996                                           0.65         (.64)            (.09)               (.73)
Class B:
2000                                           0.55         (.24)               -                (.24)


                                                                                            Ratio of
                                         Net asset                    Net assets,            expenses
                                         value, end       Total       end of year          to average
Year ended                                  of year       return    (in millions)          net assets
Class A:
2000                                          $11.81        5.27%          $1,831                 .67%
1999                                           11.86         0.22            1,917                 .65
1998                                           12.60         8.26            1,795                 .66
1997                                           12.27         9.39            1,593                 .68
1996                                           11.86         5.51            1,476                 .68
Class B:
2000                                           11.81         4.88                3                1.39(3)


                                          Ratio of
                                         net income                     Portfolio
                                         to average                      turnover
Year ended                               net assets                          rate
Class A:
2000                                           5.22%                        28.64%                (4)
1999                                            4.78                         14.56
1998                                            4.98                         23.19
1997                                            5.27                         14.39
1996                                            5.35                         26.89
Class B:
2000                                            4.29         (3)             28.64                (4)


(1) The years 1996 through 2000 represent, for Class A shares, fiscal years ended August 31. The period ended 2000 represents, for Class B shares, the 169-day period ended August 31, 2000. Class B shares were not offered before March 15, 2000. Total returns for such periods are based on activity during the period and thus are not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

(2) Based on average shares outstanding.

(3) Annualized.

(4) Represents portfolio turnover rate (equivalent for all share classes) for the year ended August 31, 2000.









Report of Independent Accountant

To the Board of Directors and Shareholders of The Tax-Exempt Bond Fund of America, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Tax-Exempt Bond Fund of America, Inc.(the "Fund") at August 31, 2000, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
September 29, 2000










August 31, 2000


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended August 31, 2000, the fund paid a long-term capital gain distribution of $6,722,000.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. All of the dividends paid from net investment income for Class A and Class B qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from federal taxation.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
INVESTMENT PORTFOLIO
July 31, 2000

[Begin pie chart]

Quality Ratings
AAA                        8.65%
AA                         4.38%
A                          5.20%
BBB                       33.96%
BB                        29.24%
B                         14.41%
CCC or less                0.44%
Cash & Equivalents         3.72%

[End pie chart]


                                                                                  Principal       Market
                                                                                 Amount        Value
                                                                                   (000)        (000)
                                                                               --------     --------
Tax-Exempt Securities Maturing in More Than One Year - 96.28%

Arizona  -  0.89%
Industrial Dev. Auth. of the County of Navajo,                                     5,100        4,929
 Industrial Dev. Rev. Bonds (Stone Container
Corporation Project), Series 1997, 7.20% 2027

California  -  11.99%
Pollution Control Fncg. Auth., Solid Waste                                         6,000        5,490
Disposal Ref. Rev. Bonds (USA Waste Services,
Inc. Project), Series 1998A AMT, 5.10% 2018 (Put 2008)
Rural Home Mortgage Fin. Auth., Single Family                                        460          488
Mortgage Rev. Bonds (Mortgage-Backed Securities
 Program), 1995 Series B AMT, 7.75% 2026
Statewide Communities Dev. Auth., Apartment Dev.
 Rev. Ref. Bonds (Irvine Apartment Communities, LP):
Series 1998A-1 AMT, 5.05% 2025 (Put 2008)                                          7,000        6,721
Series 1998A-3, 5.10% 2025 (Put 2010)                                              3,000        2,866
City of Antioch, Public Fncg. Auth., 1998                                          1,435        1,451
Reassessment Rev. Bonds, Subordinated Series B,
 AMBAC Insured, 5.80% 2011
Bonita Canyon Public Facs. Fncg. Auth., Community                                  1,000          876
 Facs. Dist. No. 98-1, Special Tax Bonds,
Series 1998, 5.375% 2028
City of Chino Hills, Community Facs.:
Dist. No. 9 (Rincon Village Area), Special Tax                                     4,435        4,515
 Bonds, Series 1998, 6.45% 2023
Dist. No. 10 (Fairfield Ranch), Special Tax                                        1,000        1,015
 Bonds, 6.95% 2030
County of El Dorado, Community Facs. Dist. No. 1992-1                                995          976
(El Dorado Hills Dev.), Series 1999 Special Tax Bonds,
 6.125% 2016
City of Fontana, Community Facs. Dist. No. 12                                      1,000        1,023
(Sierra Lakes), Special Tax Bonds, Series 1999,
6.50% 2015
City of Irvine, Assessment Dist.:
No. 94-13 (Oak Creek), Limited Obligation
Improvement Bonds:
Group One, 5.50% 2022                                                              1,000          920
Group Two, 5.875% 2017                                                             1,000          980
No. 95-12 Limited Obligation Improvement Bonds,                                    1,250        1,157
 Group Three, 5.50% 2021
Long Beach Aquarium of the Pacific, Rev. Bonds
 (Aquarium of the Pacific Project), 1995 Series A:
6.10% 2010                                                                         1,000        1,017
6.125% 2015                                                                        3,500        3,519
6.125% 2023                                                                        5,000        4,744
County of Los Angeles, Capital Asset Leasing Corp.,                                2,360        2,420
Cert. of Part. (Marina del Rey), 1993 Series A,
6.25% 2003
City of Los Angeles:
Multi-family Housing Rev. Bonds (GNMA Collateralized                                 500          508
 - Ridgecroft Apartments Project), Series 1997E AMT,
 6.00% 2017
Regional Airports Improvement Corp., Facs. Sublease                                2,500        2,262
Ref. Rev. Bonds, Airport Terminal 6 Facs. (Los Angeles
 International Airport), Series 1999 AMT, 5.65% 2017
Pleasanton Joint Powers Fncg. Auth., Subordinate                                   2,635        2,698
Reassessment Rev. Bonds, 1993 Series B, 6.125% 2002
City of Poway, Community Facs. Dist. No. 88-1                                      2,000        2,108
(Parkway Business Centre), Special Tax Ref. Bonds,
Series 1998, 6.75% 2015
County of Sacramento, Laguna Creek Ranch/Elliott Ranch
 Community Facs. Dist. No. 1, Improvement Area
No. 2 Special Tax Ref. Bonds (Elliott Ranch):
6.125% 2014                                                                          250          256
6.30% 2021                                                                           500          504
County of San Diego, Reassessment Dist. No. 97-1
 (4-S Ranch), Limited Obligation Improvement Bonds:
6.00% 2009                                                                         1,000        1,030
6.25% 2012                                                                         1,000        1,030
Redev. Agcy. of the City and County of San Francisco,                              1,000        1,015
 Residential Fac. Rev. Bonds (Coventry Park Project),
Series 1996A AMT, 8.50% 2026
Community Facs. Dist. No. 99-1 (Talega) of the Santa                               2,390        2,398
Margarita Water Dist., Series 1999 Special Tax Bonds,
6.10% 2014
South Tahoe Joint Powers Fncg. Auth., Subordinate
Bond Anticipation Notes (South Tahoe Redev.
Project Area No. 1):
Series 1995B, 6.25% 2020                                                           1,000        1,006
Series 1999A, 7.30% 2007                                                           5,500        5,516
Series 1999B, 7.30% 2007                                                           1,000        1,003
City of Stockton, Mello-Roos Rev. Bonds,
Community Facs. Dist. No. 90-2B (Brookside Estates),
 Series 1997A:
5.55% 2006                                                                         1,300        1,319
6.20% 2015                                                                         1,300        1,320
Community Facs. Dist. No. 88-12 of the City of
Temecula (Ynez Corridor), Special Tax Ref. Bonds,
 1998 Series A:
5.35% 2009                                                                           940          910
5.50% 2012                                                                         1,100        1,057


Colorado  -  2.61%
Housing and Fin. Auth., Single Family Program
Senior Bonds, AMT:
1995 Series A, 8.00% 2025                                                            685          729
1995 Series B, 7.90% 2025                                                            465          486
1997 Series B-2, 7.00% 2026                                                          860          916
City and County of Denver, Airport System Rev.
 Bonds, AMT:
Series 1992C:
6.75%  2013                                                                          885          928
6.75%  2013 (Preref. 2002)                                                           115          123
Series 1994A:
7.50% 2023                                                                           415          454
7.50%  2023 (Preref. 2004)                                                            85           96
Eagle County, Bachelor Gulch Metropolitan Dist.,                                   2,500        2,489
 G.O. Bonds, Series 1999, 6.70% 2019
Eaglebend Dowd Affordable Housing Corp., Multi-family
 Housing Project Rev. Ref. Bonds
Series 1997A:
6.20% 2012                                                                         1,000          992
6.45% 2021                                                                         1,000          963
Series 1998A:
6.53% 2024                                                                         1,665        1,586
6.53% 2029                                                                         1,320        1,247
6.63% 2039                                                                         2,950        2,797
E-470 Public Highway Auth. Senior Rev. Bonds, Series,                              7,500          588
 2000B (Capital Appreciation Bonds), MBIA Insured,
 0% 2034


Connecticut  -  2.72%
Dev. Auth., Pollution Control Rev. Ref. Bonds
(The Connecticut Light and Power Co. Project):
Series 1993A, 5.85% 2028                                                           1,375        1,282
Series 1993B AMT, 5.95% 2028                                                       1,500        1,381
Health and Educational Fac. Auth., Rev. Bonds,                                     1,000        1,025
 University of Hartford Issue, Series D, 6.75% 2012
Mashantucket (Western) Pequot Tribe, Special Rev.
Bonds:(1)
1996 Series A:
6.375% 2004 (Escrowed to Maturity)                                                   500          533
6.40% 2011                                                                         3,025        3,156
6.40% 2011 (Preref. 2007)                                                          3,470        3,843
1997 Series B:
5.60% 2009                                                                         1,000          990
5.75% 2018                                                                         3,000        2,802


Delaware  -  0.18%
Econ. Dev. Auth., First Mortgage Rev. Bonds
(Peninsula United Methodist Homes, Inc. Issue),
Series 1997A:
6.00% 2008                                                                           500          492
6.10% 2010                                                                           500          487


District of Columbia  -  0.29%
Hospital Rev. Ref. Bonds (Washington Hospital Center                               1,500        1,574
Issue), Series 1992A, 7.00%  2005 (Preref. 2002)


Florida  -  10.53%
Arbor Greene Community Dev. Dist. (City of Tampa,
Hillsborough County), Special Assessment Rev. Bonds:
Series 1996, 7.00% 2003                                                               40           41
Series 2000, 6.50% 2007                                                            1,000        1,002
Broward County, Resource Recovery Rev. Bonds,                                        895          924
Series 1984, South Project, 7.95% 2008
Championsgate Community Dev. Dist., Capital                                        2,850        2,630
Improvement Rev. Bonds, Series 1998A, 6.25% 2020
The Crossings at Fleming Island Community Dev.Dist.
(Clay County):
Special Assessment Bonds, Series 1995, 8.25% 2016                                  4,615        5,334
Special Assessment Ref. Bonds, Series 2000C,                                       5,000        5,072
 MBIA Insured, 7.10% 2030
The City of Daytona Beach, Capital Improvement Rev.                                7,875        7,643
Bond Anticipation Notes (Ocean Walk Project),
 Series A, 6.875% 2004
Fleming Island Plantation Community Dev. Dist.                                     2,000        2,024
 (Clay County), Series 2000B (Long Term), 7.375% 2031
Heritage Isles Community Dev. Dist. (Hillsborough                                  2,635        2,589
 County), Special Assessment Rev. Bonds, Series
1998A, 5.75% 2005
Heritage Palms Community Dev. Dist. (Fort Myers),
Capital Improvement Rev. Bonds:
Series 1998, 5.40% 2003                                                            1,895        1,870
Series 1999, 6.25% 2004                                                            1,500        1,497
Heritage Pines Community Dev. Dist. (Pasco County),                                  900          871
 Capital Improvement Rev. Bonds, Series 1998B,
5.50% 2005
Heritage Springs Community Dev. Dist. (Pasco County),                                850          845
 Capital Improvement Rev. Bonds, Series 1999B,
 6.25% 2005
Lee County Industrial Dev. Auth., Healthcare Facs.
 Rev. Bonds:
Series 1997A (Cypress Cove at Healthpark Florida,                                  2,500        2,214
 Inc. Project), 6.25% 2017
Series 1999A (Shell Point/Alliance Obligated Group,
 Shell Point Village Project):
5.25% 2007                                                                         1,000          926
5.50% 2009                                                                         1,000          915
5.75% 2011                                                                           500          455
5.75% 2013                                                                         1,410        1,251
5.50%, 2021                                                                        3,000        2,428
Marshall Creek Community Dev. Dist., Special                                       3,020        3,062
Assessment Bonds, Series 2000A, 7.65% 2032
Meadow Pointe II, Community Dev. Dist. (Pasco County),                             2,000        1,951
Capital Improvement Rev. Bonds, Series 1998B,
 5.50% 2005
Northern Palm Beach County Improvement Dist.,
Water Control and Improvement Bonds:
Unit of Dev. No. 9A, Series 1996A:
6.80% 2006                                                                           840          882
7.30% 2027                                                                         1,500        1,581
Unit of Dev. No. 9B, Series 1999, 5.85% 2013                                       1,000          969
North Springs Improvement Dist. Special Assessment
Bonds:
Broward County, Series 1997A, 7.00% 2019                                           1,000        1,011
Parkland Isles Project, Series 1997B, 6.25% 2005                                   1,450        1,443
Ocean Highway and Port Auth., Solid Waste/Pollution                                1,305        1,282
Control Rev. Ref. Bonds, Series 1996 (Jefferson
Smurfit Corp. (U.S.) Project), 6.50% 2006
City or Orlando, Special Assessment Rev. Bonds                                     4,250        3,734
(Conroy Road Interchange Project), Series 1998A,
5.80% 2026
River Ridge Community Dev. Dist. (Lee County),                                     1,725        1,665
Capital Improvement Rev. Bonds, Series 1998, 5.75% 2008


Idaho  -  1.30%
Housing and Fin. Association, Single Family Mortgage
 Subordinate Bonds, AMT:
1997 Series H-2, 5.40% 2010                                                        1,365        1,354
1997 Series I-2, 5.55% 2010                                                          855          852
1998 Series B-2, 5.20% 2011                                                          905          889
1999 Series B-2, 5.00% 2013                                                        1,000          939
1999 Series D-3, 5.15% 2013                                                        1,030          972
1999 Series F, 5.625% 2014                                                         1,700        1,686
1999 Series G, 5.75% 2014                                                            500          499


Illinois  -  6.54%
Health Facs. Auth., Rev. Ref. Bonds:
Advocate Health Care Network, Series 1997 A:
5.70% 2011                                                                           500          503
5.80% 2016                                                                         2,000        1,960
Alexian Brothers Health System, Series 1999,                                       1,000          886
5.125% 2028
Centegra Health System, Series 1998:
5.50% 2008                                                                         1,000          972
5.25% 2014                                                                         1,500        1,329
Edward Hospital Project, Series 1993A, 6.00% 2019                                  1,000          961
Fairview Obligated Group Project:
1992 Series A, 9.50% 2022 (Preref. 2002)                                           2,750        3,088
1995 Series A:
6.25% 2003                                                                         1,245        1,250
7.40% 2023                                                                         3,130        3,091
OSF Healthcare System, Series 1999 6.25% 2019                                      1,500        1,471
State Dev. Fin. Auth., Solid Waste Disposal Rev.                                   2,000        1,737
Bonds (Waste Management, Inc. Project), Series
 1997 AMT, 5.05% 2010
City of Chicago:
G. O. Bonds (Emergency Telephone System), Ref.                                     1,000          963
Series 1999, FGIC Insured, 5.25% 2020
Chicago O'Hare International Airport, Special Fac.
Rev. Ref. Bonds (United Air Lines, Inc. Project):
Series 1988A AMT, 8.95% 2018                                                       1,405        1,455
Series 1988B, 8.85% 2018                                                           1,055        1,092
Series 1999B AMT, 5.20% 2011                                                       9,375        8,314
School Reform Board of Trustees of the Board of                                    1,000          925
Education of the City of Chicago, Unlimited Tax
G.O. Bonds (Dedicated Tax Rev.), Series 1997A,
 AMBAC Insured, 5.25% 2030
Village of Robbins, Cook County, Resource Recovery
Rev. Bonds, (Robbins Resource Recovery Partners,
 L.P. Project):
Series 1999A AMT, 8.375% 2016                                                      3,950        1,754
Series 1999B AMT, 8.375% 2016                                                      1,545          686
Series 1999C AMT, 7.25% 2009                                                         613          590
Series 1999C AMT, 7.25% 2024                                                       2,650        2,485
Series 1999D AMT, 0% 2009                                                          1,230          577


Indiana  -  1.23%
Health Fac. Fncg. Auth., Hospital Rev. Bonds                                       2,805        2,606
(Charity Obligated Group), Series 1999D, 5.25% 2016
State Dev. Fin. Auth. Rev. Ref. Bonds, Exempt                                      1,000          861
Fac.-Inland Steel, 5.75% 2011
City of East Chicago, Pollution Control Rev.                                       2,000        1,958
Ref. Bonds, Inland Steel Co. Project No. 11,
Series 1994, 7.125% 2007
The Indianapolis Local Public Improvement Bond Bank,                               4,500        1,358
Series 1999 E Capital Appreciation Bonds, 0.00% 2021


Kentucky  -  2.14%
Econ. Dev. Fin. Auth., Hospital System Ref. and
Improvement Rev. Bonds, Series 1997 (Appalachian
 Regional Healthcare, Inc. Project):
5.60% 2008                                                                         1,000          802
5.80% 2012                                                                         1,000          746
5.85% 2017                                                                         7,000        4,908
City of Ashland, Pollution Control Ref. Rev. Bonds,                                1,000        1,004
Series 1999 (Ashland Inc. Project), 5.70% 2009
Kenton County Airport Board, Special Facs. Rev. Bonds                              4,225        4,337
 (Delta Air Lines, Inc. Project), 1992 Series A AMT,
 7.50% 2012


Louisiana  -  3.00%
Health Education Auth., Rev. Ref. Bonds (Lambeth
House Project):
Series 1996, 9.00%  2026 (Preref. 2006)                                            1,850        2,291
Series 1998A, 6.20% 2028                                                           5,000        4,022
Housing Fin. Agcy., Single Family Mortgage Rev.                                    2,315        2,529
Bonds, Series 1995A-2 AMT, 7.80% 2026
Parish of Iberville, Pollution Control Rev. Ref.                                   1,000          912
 Bonds (Entergy Gulf States, Inc. Project), Series
1998, 5.70% 2014
Environmental Improvement Rev. Bonds, Parish of St.                                3,000        2,753
John the Baptist (USX Corp. Project), Ref. Series of
 1998, 5.35% 2013
Parish of West Feliciana, Pollution Control Rev.
Bonds:
(Entergy Gulf States, Inc. Project), Series 1999A,                                 2,500        2,495
5.65% 2028 (Put 2004)
(Gulf States Utilities Co. Project), Series                                        1,500        1,564
1984-II, 7.70% 2014


Maine  -  0.53%
Health and Higher Educational Facs. Auth., Rev.
 Bonds, Piper Shores Issue, Series 1999A:
7.50% 2019                                                                         1,000          978
7.55% 2029                                                                         2,000        1,947


Maryland  -  1.29%
Anne Arundel County, Special Obligation Bonds                                      1,000        1,004
(Arundel Mills Project), Series 1999, 7.10% 2029 (1)
Frederick County, Special Obligation Bonds (Urbana                                 3,000        2,883
Community Dev. Auth.), Series 1998, 6.625% 2025
Housing Opportunities Commission of Montgomery County,
 Multi-family Rev. Bonds  (Strathmore Court at White
 Flint), 1994 Issue A-2:
7.50% 2024                                                                         1,000        1,032
7.50% 2027                                                                           700          722
Housing Auth. of Prince George's County, Mortgage                                  1,000          972
Rev. Bonds, Series 1997A (GNMA Collateralized -
Langley Gardens Apartments Project), 5.75% 2029
Prince George's County (Dimensions Health Corp.                                      750          484
Issue), Project and Ref. Rev. Bonds, Series 1994,
5.375% 2014


Massachusetts  -  2.84%
Dev. Fin. Agcy., Resource Recovery Rev. Bonds                                      1,000        1,033
(Waste Management, Inc. Project), Series 1999B
AMT, 6.90% 2029 (Put 2009)
Industrial Fin. Agcy.:
Resource Recovery Rev. Ref. Bonds (Ogden Haverhill
Project), Series 1998A AMT:
5.20% 2008                                                                         2,300        2,170
5.30% 2009                                                                         6,300        5,941
Rev. Bonds, Edgewood Retirement Community Project,                                 5,400        6,525
Series 1995A, 9.00% 2025


Michigan  -  6.92%
Hospital Fin. Auth., Hospital Rev. and Ref. Bonds:
The Detroit Medical Center Obligated Group:
Series 1993A:
6.25% 2013                                                                         3,000        2,664
6.50% 2018                                                                         1,000          882
Series 1998A, 5.125% 2018                                                          2,550        1,911
Genesys Health System Obligated Group, Series 1995A:
8.00% 2005 (Escrowed to Maturity)                                                  2,000        2,305
8.10% 2013 (Preref. 2005)                                                          1,100        1,290
7.50% 2027 (Preref. 2005)                                                          2,265        2,558
Hackley Hospital Obligated Group, Series 1998A,                                    1,000          906
5.30% 2013
Henry Ford Health System, Series 1995A, 5.25% 2025                                 3,000        2,636
Pontiac Osteopathic, Series 1994 A:
5.375% 2006                                                                        3,000        2,813
6.00% 2014                                                                         2,500        2,204
6.00% 2024                                                                         1,000          828
Sinai Hospital of Greater Detroit, Series 1995:
6.00% 2008                                                                         1,000          946
6.625% 2016                                                                        1,795        1,634
Strategic Fund Limited Obligation Bonds (United                                    3,000        2,633
Waste Systems, Inc. Project), Series 1995, 5.20% 2010
City of Detroit Limited Tax G.O. Bonds, Series                                     1,145        1,209
1995 A, 6.40% 2005
City of Flint, Hospital Building Auth., (Hurley
 Medical Center):
Rev. Ref. Bonds, Series 1998A:
5.00% 2008                                                                         2,030        1,839
5.25% 2016                                                                         1,000          818
Rev. Rental Bonds, Series 1998B:
5.375% 2018                                                                        1,000          778
5.375% 2028                                                                        1,250          905
The Econ. Dev. Corp. of the County of Midland,                                     6,305        6,377
Subordinate Pollution Control Limited Obligation
Rev. Ref. Bonds (Midland Cogeneration Project) Series
B AMT, 6.875% 2009


Minnesota  -  1.44%
City of Minneapolis, G.O. Various Purpose Bonds,                                   1,100        1,109
Series 2000, 5.00% 2001
Port Auth. of the City of Saint Paul, Hotel Fac.                                   7,000        6,832
 Rev. Bonds (Radisson Kellogg Project), Series
1999-2, 7.375% 2029


Mississippi  -  0.50%
Perry County, Pollution Control Ref. Rev. Bonds                                    3,000        2,765
(Leaf River Forest Products, Inc. Project),
Series 1999, 5.20% 2012


Nebraska  -  1.00%
City of Kearney, Industrial Dev. Rev. Bonds
(The Great Platte River Road Memorial Foundation
Project), Series 1998:
6.75% 2023                                                                         2,000        1,588
6.75% 2028                                                                         5,000        3,913


Nevada  -  5.09%
Housing Division, Single Family Mortgage Bonds:
1999 Series B-1, 4.95%  2012                                                         600          574
1999 Series D-2 AMT, 5.90% 2013                                                    1,355        1,390
Clark County, Special Improvement Dist. No. 121
(Southern Highlands Area), Local Improvement Bonds,
 Series 1999:
7.00% 2009                                                                         2,500        2,518
7.50% 2019                                                                         9,040        9,152
City of Henderson:
Health Fac. Rev. Bonds (Catholic Healthcare West),                                 1,000          797
1998 Series A, 5.375% 2026
Local Improvement Dist.:
No. T-4C (Green Valley Properties), Limited Obligation
 Ref. Bonds, 1999 Series A:
5.75% 2013                                                                         1,705        1,596
5.90% 2018                                                                         1,000          924
No. T-10 (Seven Hills) Limited Obligation
Improvement Bonds:
6.90% 2006                                                                           990        1,023
7.50% 2015                                                                         5,400        5,584
City of Las Vegas, Special Improvement Bonds,
(Summerlin Area), Local Improvement Bonds:
7.10% 2016                                                                         3,590        3,718
No. 707, Series July 1, 1996, 6.50% 2004                                             790          816


New Hampshire  -  0.79%
Business Fin. Auth., 6% Pollution Control Ref.                                     2,000        1,850
Rev. Bonds (Public Service Company of New
Hampshire Project - 1992 Tax-Exempt Series D), 6.0% 2021
Housing Fin. Auth., Single Family Mortgage                                           675          678
 Acquisition Rev. Bonds, 1997 Series D AMT, 5.60% 2012
Industrial Dev. Auth., Pollution Control Ref. Rev.                                 2,000        1,848
Bonds (The Connecticut Light and Power Co. Project),
Series 1988 AMT, 5.90% 2018


New Jersey  -  3.69%
Econ. Dev. Auth.,:
Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation                              8,250        7,975
Improvement Dist. Project (City of Elizabeth),
Series 1998A, 6.375% 2031
First Mortgage Rev. Fixed-Rate Bonds:
Fellowship Village Project:
Series 1995A, 9.25% 2025 (Preref. 2005)                                            2,000        2,383
Series 1998A:
5.10% 2008                                                                         1,250        1,144
5.20% 2009                                                                         1,000          907
5.30% 2010                                                                         1,000          898
5.50% 2018                                                                         1,000          823
Series 1998C:
5.50% 2018                                                                         1,000          825
5.50% 2028                                                                         1,500        1,168
Winchester Gardens at Ward Homestead Project,
Series 1996A:
8.50% 2016                                                                         1,000        1,055
8.625% 2025                                                                        3,000        3,176


New York  -  5.65%
Dormitory Auth.:
Cert. of Part., on behalf of the City University of                                1,975        2,087
 New York, as Lessee (John Jay College of Criminal
Justice Project Ref.), 6.00% 2006
Mental Health Services Fac. Improvement Rev. Bonds,                                1,930        1,905
 Series 1998C, 5.00% 2010
Montefiore Medical Center, FHA-Insured Mortgage                                    1,250        1,191
Hospital Rev. Bonds, Series 1999, AMBAC Insured,
 5.25% 2019
State University Educational Facs. Rev. Bonds,                                     2,000        1,846
Series 1998 B, 5.0% 2018
Housing Fin. Agcy.:
Health Facs. Rev. Bonds (New York City), 1996                                      1,000        1,049
Series A Ref., 6.00% 2006
Service Contract Obligation Rev. Ref. Bonds, 1997                                    800          800
Series C, 5.10% 2009
New York City Industrial Dev. Agcy.:
Industrial Dev. Rev. Bonds (Brooklyn Navy Yard                                     1,000          881
 Cogeneration Partners, L.P. Project), Series 1997
 AMT, 5.65% 2028
Solid Waste Disposal Rev. Bonds (1995 Visy Paper                                   3,000        3,059
 (NY), Inc. Project) AMT, 7.55% 2005
Onondaga County Industrial Dev. Agcy., Solid Waste
Disposal Fac. Rev. Ref. Bonds (Solvay Paperboard LLC
Project), Series 1998 AMT:
6.80% 2014                                                                         3,000        2,894
7.00% 2030                                                                         8,500        8,189
Port Auth. of New York and New Jersey, Special Project
Bonds, Series 4 AMT, KIAC Partners Project:
7.00% 2007                                                                         1,500        1,562
6.75% 2011                                                                         4,000        4,108
Suffolk County Industrial Dev. Agcy., 1998                                         1,750        1,579
Industrial Dev. Rev. Bonds (Nissequogue Cogen
Partners Fac.) AMT, 5.30% 2013


North Carolina  -  3.60%
Eastern Municipal Power Agcy., Power System Rev. Bonds:
Ref. Series 1993B:
7.25% 2007                                                                         2,500        2,725
7.00% 2008                                                                         1,000        1,084
6.125% 2009                                                                        3,950        4,074
6.00% 2022                                                                         1,000          955
6.00% 2026                                                                         1,000          946
Ref. Series 1999 A, 5.20% 2010                                                     2,000        1,921
Ref. Series 1999 B:
5.55% 2014                                                                         1,000          948
5.60% 2015                                                                         2,500        2,362
5.65% 2016                                                                         1,000          943
5.70% 2017                                                                         2,000        1,884
Series 1999 D, 6.75% 2026                                                          1,000        1,024
Municipal Power Agcy. Number 1, Catawba Electric                                   1,000        1,010
Rev. Bonds, Series 1999B, 6.50% 2020


North Dakota  -  0.39%
Housing Fin. Agcy., Rev. Bonds, 1998 Series A                                        965          878
AMT, 5.25% 2018
City of Grand Forks, Health Care System Rev. Bonds,                                1,250        1,249
 (Altru Health System Obligated Group), Series 2000,
 7.125% 2024


Ohio  -  1.68%
The Student Loan Funding Corp., Cincinnati,                                          145          146
Student Loan Rev. Ref. Bonds, Series 1991A AMT,
 7.20% 2003
Water Dev. Auth., Solid Waste Disposal Rev. Bonds                                  4,000        3,177
(Bay Shore Power Project), Series 1998 A AMT,
5.875% 2020
City of Cleveland, Airport Special Rev. Bonds                                      1,500        1,289
(Continental Airlines, Inc. Project), Series 1998
 AMT, 5.70% 2019
County of Montgomery, Hospital Facs. Rev. Bonds
(Kettering Medical Center Network Obligated Group),
 Series 1999:
6.75% 2018                                                                         1,000          982
6.75% 2022                                                                         1,000          970
County of Richland, Hospital Facs. Rev. Improvement
Bonds (MedCentral Health System Obligated Group),
Series 2000B:
6.375% 2022                                                                        1,000          986
6.375% 2030                                                                        1,750        1,710


Oregon  -  1.27%
City of Klamath Falls, Electric Rev. Bonds
(Klamath Cogeneration Project), Series 1999:
5.75% 2013                                                                         2,000        1,835
5.875% 2016                                                                        4,500        4,070
6.00% 2025                                                                         1,250        1,113


Pennsylvania  -  4.02%
Econ. Dev. Fncg. Auth., Resource Recovery Rev.                                     1,000        1,022
Bonds (Colver Project), Series 1994 D AMT, 7.05% 2010
Housing Fin. Agcy., Rev. Bonds, Single Housing                                     1,400        1,394
Family Mortgage, Series 1997-58A AMT, 5.85% 2017
Allegheny County Hospital Dev. Auth., Health System                                2,000        1,855
Rev. Bonds (West Penn Allegheny Health System),
Series 2000B, 9.25% 2030
Lehigh County, General Purpose Auth. Rev. Bonds                                    1,000        1,003
(KidsPeace Obligated Group), 5.70% 2009
Hospitals and Higher Education Facs. Auth.
of Philadelphia:
Frankford Hospital, Series A, 6.00% 2014                                             500          515
Hospital Rev. Bonds (Temple University Hospital),                                  1,000          926
Series of 1997, 5.70% 2009
Jefferson Health System, Series 1997 A, 5.50% 2007                                 1,400        1,400
Hospital Auth. of Philadelphia, Hospital Rev. Bonds                                1,000          921
 (Temple University Hospital), Series of 1983,
 6.625% 2023
Philadelphia Auth. for Industrial Dev., Rev. Bonds
 (Cathedral Village Project), Series of 1998:
5.30% 2007                                                                         1,145        1,084
5.50% 2010                                                                         1,000          920
Scranton-Lackawanna Health and Welfare Auth., City
of Scranton, Lackawanna County, Hospital Rev. Bonds
 (Moses Taylor Hospital Project), Series 1997:
5.75% 2006                                                                         1,585        1,504
5.80% 2007                                                                         1,680        1,579
5.90% 2008                                                                         1,730        1,615
6.00% 2009                                                                           940          872
6.10% 2011                                                                         2,005        1,827
6.20% 2017                                                                         2,305        1,989
Westmoreland County Industrial Dev. Auth., Variable                                2,000        1,767
Rate Rev. Bonds, Series 1993 AMT (National Waste and
Energy Corp.; Valley Landfill Expansion Project)
5.10% 2018


Rhode Island  -  0.35%
Housing and Mortgage Fin. Corp., Homeownership                                     2,000        1,938
Opportunity Bonds, Series 9-B-1 AMT, 5.55% 2013


South Carolina  -  1.91%
Piedmont Municipal Power Agcy., Electric Rev. Bonds:
1991 Ref. Series, 6.25% 2021                                                       1,000        1,083
1999A Ref. Series, 5.25% 2015                                                      8,000        6,998
York County, Pollution Control Facs. Rev. Bonds                                    2,300        2,451
(Bowater Inc. Project), Series 1990 AMT, 7.625% 2006


Tennessee  -  0.29%
Memphis-Shelby County Airport Auth., Special Facs.                                 1,500        1,586
Rev. Bonds (Federal Express Corp.), Series 1984,
7.875% 2009


Texas  -  3.56%
Alliance Airport Auth., Inc., Special Facs. Rev.                                   1,500        1,624
Bonds (American Airlines, Inc. Project), Series
1990 AMT, 7.00% 2011
Bell County Health Facs. Dev. Corp., Retirement Fac.                               1,000          810
Rev. Bonds (Buckner Retirement Services, Inc.
Obligated Group Project), Series 1998, 5.25% 2028
Brazos River Auth., Rev. Ref. Bonds (Houston                                       1,000          925
Industries Incorporated Project), MBIA Insured,
 4.90% 2015
Industrial Dev. Corp. of Port of Corpus Christi,
Rev. Ref. Bonds (Valero Refining and Marketing Co.
Project):
Series 1997D AMT, 5.125% 2009                                                      5,250        4,823
Series C, 5.40% 2018                                                               2,000        1,735
Hidalgo County Health Services Corp., Hospital Rev.
Bonds, (Mission Hospital, Inc. Project), Series 1996:
7.00% 2008                                                                         2,365        2,401
6.75% 2016                                                                         1,000          948
Matagorda County, Navigation Dist. Number One, Rev.                                2,500        2,279
 Ref. Bonds (Houston Lighting & Power Co. Project),
Series 1997 AMT, AMBAC Insured, 5.125% 2028
Tomball Hospital Auth., Rev. Ref. Bonds, Series 1993,                              4,740        4,101
6.125% 2023


Utah  -  0.91%
Housing Fin. Agcy., Single Family Mortgage Bonds, AMT:
1997 Series G-2 Class III, 5.60% 2010                                                920          911
1998 Series G-2, Class III, 4.90% 2012                                               975          944
1999 Series B-2, Class III, 5.10% 2012                                             1,090        1,053
1999 Series C-2, Class III, 5.60% 2013                                             1,395        1,387
Federally Insured or Guaranteed Mortgage Loans,                                      750          743
1999 Issue D AMT, 5.60% 2013


Virginia  -  2.64%
Dulles Town Center Community Dev. Auth. (Loudoun                                   4,000        3,712
County), Special Assessment Bonds (Dulles Town Center
Project), Series 1998, 6.25% 2026
Fairfax County Econ. Dev. Auth., Retirement Community
Rev. Bonds (Greenspring Village, Inc. Fac.), Series
1999 A:
6.75% 2012                                                                         1,500        1,484
7.50% 2029                                                                         4,000        4,069
Gateway Community Dev. Auth. (Prince William County),                              2,000        1,845
Special Assessment Bonds, Series 1999, 6.25% 2026
Heritage Hunt Commercial Community Dev. Auth.                                      1,000          993
(Prince William County), Special Assessment Bonds,
 Series 1999B, 7.00% 2029
Industrial Dev. Auth. of the County of Henrico, Solid                                500          458
Waste Disposal Rev. Bonds (Browning-Ferris Industries
 of South Atlantic, Inc. Project), Series, 5.30% 2011
Pocahontas Parkway Association, Route 895 Connector                                2,100        1,981
 Toll Road Rev. Bonds, Series 1998A, 5.25% 2008


Virgin Islands  -  0.59%
Public Fin. Auth., Rev. and Ref. Bonds (Matching
Fund Loan Notes), Series 1998 D:
6.00% 2006                                                                         1,750        1,759
6.00% 2007                                                                         1,500        1,509


Wisconsin  -  1.91%
Housing and Econ. Dev. Auth., Housing Rev. Bonds,                                  1,000          998
1993 Series B AMT, 5.30% 2006
City of Oconto Falls, Community Dev. Auth., Dev.
Rev. Bonds, Series 1997 AMT (Oconto Falls Tissue,
 Inc. Project):
7.75% 2022                                                                         8,900        8,526
8.125% 2022                                                                        1,000          986
                                                                                          ----------
                                                                                              531,083
                                                                                          ----------


Tax-Exempt Securities Maturing in One Year or Less - 3.58%

Brazos River Harbor Navigation Dist. Of Brazoria                                   2,300        2,300
County, Texas, Environmental Facs. Rev. Bonds (Merey
Sweeny, L.P. Project), Series 1998, 4.45% 2018 (2)
Guadalupe-Blanco River Auth. (Texas) Pollution                                     1,400        1,400
Control Rev. Ref. Bonds, (Central Power and Light
 Co. Project), Series 1995, 4.25%, 2015 (2)
Harris County Industrial Dev. Corporation, Adjustable                              2,700        2,700
Tender Pollution Control Rev. Bonds (Exxon Project),
 Series 1987 AMT, 4.30% 2027 (2)
Hillborough County Industrial Dev. Auth., Exempt                                   2,000        2,000
Facs. Rev. Bonds (national Gypsum Co., Apollo Beach
 Project), Series 2000B, 4.30% 2030 (2)
City of Houston, Tax and Rev. Anticipation Notes,                                  2,000        2,011
Series 2000, 5.00% 2001
State of Idaho Tax Anticipation Notes, Series                                      1,000        1,010
2000, 5.375% 2001
Regional Airport Auth. Of Louisville and Jefferson                                 1,300        1,300
County, Kentucky, Special Facs. Rev. Bonds (UPS
Worldwide Forwarding, Inc. Facs. Project), 1999
Series C, 4.30% 2029(2)
Curators of the University of Missouri Capital                                     1,000        1,008
Projects Notes, Series FY 2000-2001, 5.25% 2001
State of New Mexico 2000-2001 Tax and Rev.                                         1,000        1,007
Anticipation Notes, Series 2000, 5.00% 2001
State of Texas, Tax and Rev. Anticipation Notes,                                   3,000        3,001
Series 1999A, 4.50% 8/31/00
State of Wyoming, General Fund Tax and Rev.                                        2,000        2,013
Anticipation Notes, Series 2000A, 5.00% 2001
                                                                                          ----------
                                                                                               19,750
                                                                                          ----------

                                                                                          ----------
Total Tax-Exempt Securities (cost: $562,108,000)                                              550,833
Excess of cash and receivables over payables                                                      784
                                                                                          ----------
NET ASSETS                                                                                   $551,617
                                                                                          ----------
(1) Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers;
resale to public may require registration.

(2) Coupon rate may change periodically.

See Notes to Financial Statements

Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


AMERICAN HIGH INCOME MUNICIPAL BOND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2000                                                       (dollars in      thousands)
Assets:
Investment securities at market
 (cost: $562,108)                                                                         $550,833
Cash                                                                                            33
Receivables for--
 Sales of investments                                                       $1,261
 Sales of fund's shares                                                        499
 Accrued interest                                                            9,317          11,077
                                                                                           561,943
Liabilities:
Payables for--
 Purchases of investments                                                    7,466
 Repurchases of fund's shares                                                1,422
 Dividends on fund's shares                                                    995
 Management services                                                           190
 Other expenses                                                                253          10,326

Net Assets at July 31, 2000--                                                             $551,617
 Total authorized capital stock--200,000,000 shares
Class A shares, $.001 par value
 Net Assets                                                                               $549,859
 Shares outstanding                                                                     36,975,230
 Net asset value per share                                                                  $14.87
Class B shares, $.001 par value
 Net Assets                                                                               $  1,758
 Shares outstanding                                                                        118,240
 Net asset value per share                                                                  $14.87



STATEMENT OF OPERATIONS
for the year ended July 31, 2000                                       (dollars in      thousands)

Investment Income:
Income:
 Interest on tax-exempt securities                                                         $34,584

Expenses:
 Management services fee                                                    $2,240
 Distribution expenses - Class A                                             1,634
 Distribution expenses - Class B                                                 4
 Transfer agent fee - Class A                                                  190
 Transfer agent fee - Class B                                                    -
 Reports to shareholders                                                        56
 Registration statement and prospectus                                         116
 Postage, stationery and supplies                                               54
 Directors' fees                                                                15
 Auditing and legal fees                                                        37
 Custodian fee                                                                  11
 Taxes other than federal income tax                                            10
 Other expenses                                                                 27           4,394
 Net investment income                                                                      30,190

Realized Loss and Unrealized
 Depreciation on Investments:
Net realized loss                                                                           (6,554)
Net change in unrealized depreciation
 on Investments                                                                            (14,814)
 Net realized loss and
  unrealized depreciation
  on investments                                                                           (21,368)

Net Increase in Net Assets Resulting
 from Operations                                                                            $8,822




STATEMENT OF CHANGES IN NET ASSETS                                     (dollars in      thousands)
                                                                             Year            ended
                                                                              July             31,
                                                                               2000            1999
Operations:
Net investment income                                                      $30,190         $26,760
Net realized (loss) gain on investments                                     (6,554)          1,809
Net unrealized depreciation
 on investments                                                            (14,814)        (21,089)
 Net increase in net assets
  resulting from operations                                                  8,822           7,480

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                  (30,284)        (26,849)
  Class B                                                                      (18)              0
Distributions from net realized gains on investments
  Class A                                                                   (1,028)         (2,559)
  Class B                                                                        0               0
Total Dividends and Distributions                                          (31,330)        (29,408)

Capital Share Transactions:
 Proceeds from shares sold                                                 180,415         205,017
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                         20,208          20,209
 Cost of shares repurchased                                               (190,669)       (103,179)
 Net increase in net assets resulting from                                   9,954         122,047
  capital share transactions

Total (Decrease) Increase in Net Assets                                    (12,554)        100,119

Net Assets:
Beginning of year                                                          564,171         464,052
End of year (including
 undistributed net investment
 income: $68 and $115,
 respectively)                                                            $551,617        $564,171

See Notes to Financial Statements






 American High-Income Municipal Bond Fund
 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 3.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:
SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

PREPAID ORGANIZATION EXPENSES - Expenses incurred in organizing the fund are capitalized and amortized on a straight-line basis over five years. In the event Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between the Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses, are accrued daily and charged to the applicable share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

  As of July 31, 2000, net unrealized depreciation on investments for book and federal income tax purposes aggregated $11,275,000; $8,475,000 related to appreciated securities and $19,750,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 2000. The fund had available at July 31, 2000 a net capital loss carryforward totaling $497,000 which may be used to offset capital gains realized during subsequent years through 2004 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for tax purposes, to fiscal year ending July 31, 2001, the recognition of capital losses totaling $6,126,000 which were realized during the period November 1, 1999 through July 31, 2000. The cost of portfolio securities for book and federal income tax purposes was $562,108,000 at July 31, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $2,240,000 for management services during the year ended July 31, 2000, was incurred pursuant to an agreement with CRMC with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; plus 3.00% of the fund's monthly gross investment income.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.30% of Class A average daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved in advance by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. Pursuant to a Plan of Distribution for Class B shares, the fund may expend up to 1.00% of Class B average daily net assets annually to compensate dealers for their selling and servicing efforts. During the year ended July 31, 2000, distribution expenses for Class A and Class B shares were $1,634,000 and $4,000, respectively. As of July 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $177,000 and $1,000, respectively.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares received $229,000 (after allowances to dealers) during the year ended July 31, 2000, as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $190,000 during the year ended July 31, 2000.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1994) net of any payments to Directors, were $36,000.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors and are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $195,303,000 and $173,146,000, respectively, during the year ended July 31, 2000.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended July 31, 2000, the custodian fee of $11,000 includes $5,000 that was paid by these credits rather than in cash.

As of July 31, 2000, net assets consisted of the following:

[Begin chart]



                                                                     dollars in thousands
Capital paid in on shares of beneficial interest                       $          569,445
Undistributed net Investment Income                                                    68
Accumulated net realized loss                                                      (6,621)
Net unrealized depreciation                                                       (11,275)
Net Assets                                                                       $551,617

[End chart]


[Begin chart]

Capital share transactions in the fund were as follows:

                                             Year ended                        Year ended
                                          July 31, 2000                     July 31, 2000
                                           Amount (000)           Shares     Amount (000)          Shares
Class A Shares:
  Sold                                      $   178,540       12,024,123      $   205,017      12,855,092
  Reinvestment of dividends                      20,193        1,360,381           20,209       1,270,760
  and distributions
  Repurchased                                  (190,515)     (12,841,704)        (103,179)     (6,483,571)
  Net increase in Class A                         8,218          542,800          122,047       7,642,281

Class B Shares:*
  Sold                                            1,875          127,641                -               -
  Reinvestment of dividends                          15            1,043                -               -
  and distributions
  Repurchased                                      (154)         (10,444)               -               -
  Net increase in Class B                         1,736          118,240                -               -
Total net increase in fund                  $     9,954          661,040      $   122,047       7,642,281


*  Class B shares not offered before March 15, 2000.

[End chart]


[Begin chart]

PER-SHARE DATA AND RATIOS (1)

                                                                                                                  Net gains/
                                                                                                                 (losses) on
                                                                                Net asset                         securities
                                                                                    value,             Net             (both
                                                                                 beginning       investment     realized and
Year ended                                                                         of year           income      unrealized)
Class A:
2000                                                                                 $15.49        $.82 (2)       $(.58) (2)
1999                                                                                  16.12              .81            (.54)
1998                                                                                  15.90              .84              .26
1997                                                                                  15.23              .87              .80
1996                                                                                  15.14              .88              .37

Class B:
2000                                                                                  14.79         .23 (2)          .14 (2)



                                                                                                  Dividends
                                                                               Total from        (from net     Distributions
                                                                                investment       investment    (from capital
Year ended                                                                      operations          income)           gains)

Class A:
2000                                                                                  $.24            $(.83)           $(.03)
1999                                                                                    .27            (.82)            (.08)
1998                                                                                  1.10             (.84)            (.04)
1997                                                                                  1.67             (.86)            (.14)
1996                                                                                  1.25             (.88)            (.28)

Class B:
2000                                                                                    .37            (.29)               -




                                                                                                 Net asset
                                                                                     Total       value, end           Total
Year ended                                                                   distributions          of year           return

Class A:
2000                                                                                 $(.86)           $14.87            1.61%
1999                                                                                  (.90)            15.49             1.63
1998                                                                                  (.88)            16.12             7.05
1997                                                                                 (1.00)            15.90           11.36
1996                                                                                 (1.16)            15.23             8.48
Class B:
2000                                                                                  (.29)            14.87             3.16


                                                                                                  Ratio of         Ratio of
                                                                                                   expenses         expenses
                                                                               Net assets,       to average       to average
                                                                               end of year       net assets       net assets
Year ended                                                                   (in millions)    before waiver     after waiver

Class A:
2000                                                                                  $550              .80%             .80%
1999                                                                                    564              .78              .78
1998                                                                                    464              .79              .79
1997                                                                                    316              .87              .87
1996                                                                                    217              .88              .86

Class B:
2000                                                                                      2        1.46 (3)         1.46 (3)



                                                                                 Ratio of
                                                                                net income        Portfolio
                                                                                to average         turnover
Year ended                                                                      net assets             rate

Class A:
2000                                                                                  5.53%           33.20%
1999                                                                                   5.09            16.67
1998                                                                                   5.19            16.38
1997                                                                                   5.51            15.31
1996                                                                                   5.74            35.22

Class B:
2000                                                                              6.02 (3)        33.20 (4)




(1) The periods 1996 through 2000 represent fiscal years ended July 31. The period ended
2000 represents, for Class B shares, the 138
 day period ended July 31, 2000. Class B shares were not offered before March 15, 2000.
 Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

(2) Based on average shares outstanding.

(3) Annualized.

(4) Represents portfolio turnover rate
(equivalent for all share classes) for the year ended July 31, 2000.

[End chart]



Report of Independent Accountant

To the Board of Directors and Shareholders of American High-Income Municipal Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund, Inc.(the "Fund") at July 31, 2000, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
August 31, 2000


Tax Information (unaudited)

During the fiscal year ended July 31, 2000, the fund paid 83 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code and a long-term capital gain of 2.8 cents per share.

The fund designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

THIS INFORMATION IS GIVEN TO MEET CERTAIN REQUIREMENTS OF THE INTERNAL REVENUE CODE AND SHOULD NOT BE USED BY SHAREHOLDERS FOR PREPARING THEIR INCOME TAX RETURNS. FOR TAX RETURN PREPARATION PURPOSES, PLEASE REFER TO THE CALENDAR YEAR-END INFORMATION YOU RECEIVE FROM THE FUND'S TRANSFER AGENT.

Limited Term Tax-Exempt Bond Fund of America
Investment Portfolio, July 31, 2000

[Begin pie chart]
Michigan(MI)  -  9.65%
California(CA)  -  9.59%
Illinois(IL)  -  7.18%
Texas(TX)  -  6.85%
New York(NY)  -  6.85%
North Carolina(NC)  -  6.14%
Washington(WA)  -  4.70%
Louisiana(LA)  -  3.83%
Pennsylvania(PA)  -  3.59%
Massachusetts(MA)  -  3.45%
[End pie chart]                                                                                   Principal       Market
                                                                                      Amount        Value
                                                                                        (000)        (000)
                                                                                    --------     --------
Tax-Exempt Securities Maturing in More Than One
Year - 96.28%

Alabama  -  1.14%
Industrial Dev. Board of the City of Butler, Pollution                                 $3,000       $2,957
Control Ref. Rev. Bonds (James River Project), Series
1993, 5.50% 2005

Alaska  -  1.16%
Industrial Dev. And Export Auth. Power Rev. Bonds,                                        930          943
First Series AMT (Snettisham Hydroelectric Project),
AMBAC Insured, 5.25% 2005
Industrial Dev. And Export Auth. Power Rev. Bonds,                                         70           71
(Snettisham Hydroelectric Project), First Series,
AMBAC Insured, 5.25% 2005 (Escrowed to Maturity)
Student Loan Corp., Student Loan Rev. Bonds, AMBAC
Insured AMT:
1997 Series A, 5.20% 2006                                                               1,000        1,012
1999 Series A, 4.80% 2007                                                               1,000          978

Arizona  -  0.70%
Industrial Dev. Auth. of the County of Maricopa,                                        1,950        1,804
Health Fac. Rev. Bonds (Catholic Healthcare West Project),
1998 Series A, 4.30% 2005

California  -  9.59%
Health Facs Fncg. Auth.:
Hospital Rev. Bonds (Downey Community Hospital),
Series 1993:
5.20% 2003                                                                              1,000          998
5.30% 2004                                                                              1,010        1,009
Rev. Bonds (Catholic Healthcare West), 1998 Series A:
5.00% 2006                                                                              1,000          939
5.00% 2007                                                                              1,000          926
Pollution Control Fncg. Auth., Solid Waste Disposal Ref.                                3,500        3,202
Rev. Bonds (USA Waste Services, Inc. Project), Series
1998A AMT, 5.10% 2018 (Put 2008)(1)
Statewide Communities Dev. Auth., Apartment Dev. Rev.                                   4,000        3,840
Ref. Bonds (Irvine Apartment Communities, LP), Series
1998A-1 AMT, 5.05% 2025 (Put 2008)(1)
Association of Bay Area Governments Fin Auth. For
Nonprofit Corps., Ref. Rev. Cert. of  Part. (Episcopal
Homes Foundation):
Series 1997A, 5.25% 2007                                                                  840          791
Series 1998, 5.00% 2007                                                                 1,405        1,379
Fin. Auth., Taxable Rev. Ref. Cert. of Part. (American                                  1,000          956
Baptist Homes of the West Facs. Project), 5.50% 2007
City of Duarte, City of Hope National Medical Center,                                   1,000          941
Cert. of Part., Series 1999A, 5.25% 2008
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium
of the Pacific Project), 1995 Series A:
5.75% 2005                                                                              3,500        3,524
5.75% 2006                                                                                780          784
County of Los Angeles, Capital Asset Leasing Corp., Cert.                               1,020        1,046
of Part. (Marina del Rey), 1993 Series A, 6.25% 2003
Sacramento Cogeneration Auth., Cogeneration Project Rev.                                2,200        2,355
Bonds (Procter & Gamble Project), 1995 Series, 7.00% 2004
Sacramento Power Auth., Cogeneration Project Rev.                                       2,000        2,101
Bonds (Campbell Soup Project), 1995 Series, 6.50% 2004

Colorado  -  1.68%
Housing and Fin. Auth., Single Family Program Senior                                      470          471
Bonds, 1995 Series C-2, 5.625% 2009 (2000)(1)
Eaglebend Affordable Housing Corp., Multi-family Housing
Project Rev. Ref. Bonds, Series 1997 A:
5.45% 2002                                                                                255          255
5.75% 2007                                                                              2,585        2,573
University of Colorado Hospital Auth., Hospital Ref.                                    1,000        1,043
Rev. Bonds, Series 1997A, AMBAC Insured, 5.50% 2007

Connecticut  -  0.61%
Mashantucket (Western) Pequot Tribe, Special Rev.
Bonds, 1996 Series A:(2)
6.25% 2002 (Escrowed to Maturity)                                                         500          518
6.375% 2004 (Escrowed to Maturity)                                                        995        1,061

District of Columbia  -  1.74%
G.O. Ref. Bonds, Series 1993D, FGIC Insured:
5.10% 2002 (Escrowed to Maturity)                                                         932          945
5.10% 2002                                                                                 68           69
Fixed Rate Rev. Bonds (National Academy of Sciences                                     1,065        1,072
Project), Series 1999A, AMBAC Insured, 5.00% 2007
Hospital Rev. Ref. Bonds (Medlantic Healthcare
Group, Inc. Issue), Series 1997A, MBIA  Insured:
6.00% 2006 (Escrowed to Maturity)                                                       1,000        1,063
6.00% 2007 (Escrowed to Maturity)                                                       1,250        1,338

Florida  -  0.96%
Lee County Industrial Dev. Auth., Healthcare Facs. Rev.                                 1,500        1,427
Bonds, Series 1999A (Shell Point/Alliance Obligated
Group, Shell Point Village Project), 5.25% 2005
Meadow Pointe II, Community Dev. Dist. (Pasco County),                                  1,060        1,053
Capital Improvement Rev. Bonds, Series 1998A, 5.25% 2003

Hawaii  -  1.58%
Cert. of Part. (Kapolei State Office Building), 1998
Series A, AMBAC Insured:
4.10% 2004                                                                              2,125        2,046
5.00% 2005                                                                              1,000        1,007
Housing and Community Dev. Corporation of Hawaii, Single                                1,000        1,025
Family Mortgage Purchase Rev. Bonds, Series 2000 A AMT,
5.90% 2008

Idaho  -  1.10%
Housing and Fin. Association, Single Family Mortgage
Bonds, AMT:
1998 Series C-2 , 5.25% 2011                                                              500          492
1998 Series E-3, 5.125% 2011                                                              690          676
1998 Series H, 4.65% 2012                                                               1,170        1,130
1998 Series I-2, 4.70% 2012                                                               580          554

Illinois  -  7.18%
Health Facs. Auth., Rev. Ref. Bonds:
Series 1997A, (Advocate Health Care Network):
5.50% 2004                                                                              1,250        1,270
5.10% 2005                                                                              1,815        1,811
Series 1998A (Advocate Health Care Network), 5.00% 2006                                 1,730        1,710
Series 1998 (Centegra Health System), 5.50% 2007                                        2,480        2,424
Series 1997A (Highland Park Hospital Project), FGIC                                     1,490        1,537
Insured, 5.50% 2005
Series 1998 (Northwestern Medical Faculty Foundation,                                   1,810        1,848
Inc.), MBIA Insured,  5.25% 2006
Series 1993, (OSF Healthcare System), 5.25% 2001                                        2,300        2,304
Series 1999 (OSF Healthcare System):
5.25% 2005                                                                                855          843
5.375% 2006                                                                               900          888
5.50% 2008                                                                              1,000          984
Series 1997A (Victory Health Services), 5.25% 2004                                      1,755        1,731
Housing Dev. Auth., Multi-family Housing Bonds, 1992                                    1,165        1,202
Series A, 6.55% 2003

Indiana  -  2.11%
Health Fac. Fncg. Auth., Hospital Rev. Bonds:
Charity Obligated Group, Series 1999D, 5.50% 2008                                       1,000        1,018
Clarian Health Partners, Inc., Series 1996A,                                            1,000        1,020
MBIA Insured, 5.25% 2008
Hospital Auth.:
City of Fort Wayne, Rev. Bonds, Series 1998 (Parkview                                   1,000          959
Health System, Inc. Project), MBIA Insured, 4.10% 2004
St. Joseph County, Health System Bonds, (Memorial                                       1,010        1,048
Health System), Series 1998A, MBIA Insured, 5.50% 2008
Housing Fin. Auth., Multi-Family Housing Rev. Bonds                                     1,400        1,406
(Indiana Affordable Housing, Inc.), Series 1999A,
5.40% 2009

Iowa  -  1.15%
Fin. Auth., Hospital Facs. Rev. Bonds:
Series 1998 A (Iowa Health System), MBIA Insured,                                       1,895        1,937
5.25% 2007
Series 1999 (Mercy Medical Center Project), FSA                                         1,000        1,023
Insured, 5.30% 2009

Kentucky  -  2.04%
Econ. Dev. Fin. Auth., Hospital System Ref. and
Improvement Rev. Bonds, (Appalachian Regional
Healthcare, Inc. Project),  Series 1997:
5.20% 2004                                                                              1,000          877
5.40% 2006                                                                              1,500        1,253
5.50% 2007                                                                                465          381
Econ. Dev. Fin. Auh. Rev. Bonds (Catholic Health                                        1,000        1,010
Initiatives), Series 2000A, 5.50% 2009
City of Ashland, Pollution Control Ref. Rev. Bonds,                                     1,750        1,757
Series 1999 (Ashland Inc. Project), 5.70% 2009

Louisiana  -  3.83%
Public Facs. Auth., Hospital Rev. and Ref. Bonds                                        4,500        4,648
(Franciscan Missionaries of Our Lady Health System
Project), Series 1998A, FSA Insured, 5.50% 2006
Jefferson Parish Hospital Service Dist. No. 2, Parish of                                2,150        2,171
Jefferson, Hospital Rev. Bonds, Series 1998, FSA
Insured, 5.00% 2005
Lake Charles Harbor and Terminal Dist., Port Facs. Rev.                                 1,000        1,076
Ref. Bonds (Trunkline LNG  Co. Project), Series
1992, 7.75% 2022
Parish of St. Charles, Pollution Control Rev. Ref.                                      2,000        1,995
Bonds (Entergy Louisiana, Inc. Project), Series
1999-C, 5.35% 2029 (Put 2003)(1)

Maine  -  2.59%
Educational Loan Marketing Corp., Senior Student Loan
Rev. Bonds, AMT, Series 1994A-4:
5.95% 2003                                                                              1,000        1,035
6.05% 2004                                                                              1,500        1,562
Housing Auth., Mortgage Purchase Bonds:
1994 Series E, 6.30% 2002                                                               1,280        1,288
1994 Series C-1, 5.90% 2015                                                             1,325        1,362
Student Loan Rev. Ref. Bonds, Series 1992A-1 AMT:
6.20% 2003                                                                                515          532
6.30% 2004                                                                                880          910

Maryland  -  1.15%
G.O. Bonds, State and Local Facs. Loan of 2000,                                         1,000        1,052
Series F, 5.50% 2008
Community Dev. Administration, Dept. of Housing and                                     1,905        1,911
Community Dev., Single Family Program Bonds, 1994 First
Series, 5.70% 2017 (2004)(1)

Massachusetts  -  3.45%
Educational Fncg. Auth., Education Loan Rev. and Ref. Bonds,                            3,335        3,434
Issue G, Series 2000A AMT, MBIA Insured, 5.55% 2008
Industrial Fin. Agcy. Resource Recovery Rev. Ref.                                       1,550        1,470
(Ogden Haverhill Project), Series 1998A AMT, 5.15% 2007
The New England Education Loan Marketing Corp., Student                                 1,000        1,038
Loan Rev. Ref. Bonds, 1992 Senior Issue A, 6.50% 2002
Port Auth. Special Facs. Rev. Bonds (United Air Lines,                                  3,000        2,974
 Inc. Project), Series 1999A AMT, 5.75% 2029

Michigan  -  9.65%
Hospital Fin. Auth.:
Rev. and Ref. Bonds:
The Detroit Medical Center Obligated Group, AMBAC Insured:
Series 1993B, 5.00% 2006                                                                1,000        1,005
Series 1997A, 5.00% 2006                                                                1,000        1,011
Hackley Hospital Obligated Group, Series 1998A, 4.90% 2007                              1,140        1,062
Henry Ford Health System, Series 1999A, 5.50% 2008                                      1,000        1,014
Mercy Health Services, Series 1997T, 6.25% 2011                                         1,000        1,070
Sinai Hospital of Greater Detroit, Series 1995, 6.00% 2008                              2,000        1,892
Rev. Ref. Bonds:
Genesys Health System Obligated Group, Series 1995A,                                    1,375        1,481
7.20% 2003 (Escrowed to Maturity)
Pontiac Osteopathic, Series 1994A, 5.375% 2006                                          4,345        4,074
Variable Rate Rev. Bonds (Ascension Health Credit Group):
Series 1999B-3, 5.30% 2033 (Put 2006)(1)                                                5,000        4,972
Series 1999B-4, 5.375% 2033 (Put 2007)(1)                                               2,000        1,987
Housing Dev. Auth., Rental Housing Rev. Bonds, 1992                                     1,200        1,251
Series A, AMBAC Insured, 6.40% 2005
City of Detroit, G.O. Refunding Bonds (Unlimited Tax):
Series 1995-A, 6.25% 2004                                                               1,000        1,043
Series 1995-B, 6.75% 2003                                                               2,000        2,091
City of Flint Hospital Building Auth., Rev. Ref. Bonds                                  1,000          975
(Hurley Medical Center), Series 1998A, 5.00% 2003

Minnesota  -  0.39%
City of Minneapolis, G.O. Various Purpose Bonds, Series                                 1,000        1,009
2000, 5.00% 2001

Nebraska  -  0.52%
Hospital Auth. No. 1 of Lancaster County, Rev. Bonds,                                   1,310        1,351
Series 1991A (Sisters of Charity Health Care Systems,
Inc.), MBIA Insured, 6.375% 2005

Nevada  -  0.35%
Housing Division, Single Family Mortgage Bonds, 1998                                      945          905
Series B-1, 5.20% 2011

New Jersey  -  2.09%
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds
(Fellowship Village Project), Series 1998A:
5.00% 2006                                                                              1,275        1,196
5.05% 2007                                                                              1,375        1,274
Housing and Mortgage Fin. Agcy., Home Buyer Rev. Bonds,                                 2,900        2,921
1994 Series I, MBIA  Insured, 5.60% 2016
1994 Series I, MBIA  Insured, 5.60% 2016

New Mexico  -  0.27%
Educational Assistance Foundation, Student Loan Rev. Bonds,                               695          712
Subordinate 1992 Series One-B AMT, 6.85% 2005

New York  -  6.85%
Dormitory Auth.:
Center for Nursing & Rehabilitation, Inc., FHA-Insured                                    785          777
Mortgage Nursing Home Rev. Bonds, Series 1997, 4.75% 2007
Cert. of Part., on behalf of the City University of                                     1,500        1,585
New York, as Lessee (John Jay College of Criminal Justice
Project Ref.), 6.00% 2006
Secured Hospital Rev. Bonds:
Saint Agnes Hospital, Series 1998A, 4.80% 2006                                          1,000          994
Wyckoff Heights Medical Center, Series 1998H, 5.125% 2008                               1,000        1,006
Housing Fin. Agcy., Health Facs. Rev. Bonds (New York City),                            5,450        5,717
1996 Series A Ref., 6.00% 2006
Port Auth. of New York and New Jersey, Special Project                                  2,000        2,093
Bonds (Delta Air Lines, Inc. Project), LaGuardia Airport
Passenger Terminal, Series 1R, 6.95% 2008
State Medical Care Facs. Fin. Agcy., Mental Health                                      1,000        1,057
Services Facs. Improvement Rev. Bonds, Series 1997B,
6.00% 2007
Castle Rest Residential Health Care Fac., FHA-Insured                                   1,400        1,403
Mortgage Rev. Bonds,  Series 1997A, 4.875% 2007
Dutchess County Industrial Dev. Agcy., Industrial Dev.                                  2,000        2,022
Bonds (IBM Project), Series 1999 AMT, 5.45% 2029
(Put 2009)(1)
City of New York, G.O. Bonds, 1997 Series L, MBIA                                       1,000        1,047
Insured, 5.625% 2007

North Carolina  -  6.14%
Eastern Municipal Power Agcy., Power System Rev. Bonds, Ref.:
Bonds, Ref.:
Series 1993B:
6.00% 2005 (2003)(1)                                                                    1,330        1,360
6.125% 2009                                                                             1,750        1,805
Series 1993C, 5.50% 2007                                                                1,550        1,546
Series 1999D, 5.45% 2004                                                                1,000        1,004
Municipal Power Agcy. Number 1, Catawba Electric
Rev. Bonds, Series 1992:
5.90% 2003                                                                              1,000        1,015
6.00%  2004                                                                             4,525        4,620
6.00% 2005                                                                              1,250        1,279
MBIA Insured, 6.0% 2010                                                                 3,000        3,229

Ohio  -  0.82%
The Student Loan Funding Corp., Cincinnati, Student Loan                                1,000        1,004
Rev. Bonds, Series 1988B-3 AMT, AMBAC Insured, 5.125% 2005
County of Knox, Hospital Facs. Ref. Rev. Bonds, Series                                  1,155        1,110
1998 (Knox Community Hospital), Asset Guaranty
Insured, 4.70% 2008

Oklahoma  -  0.51%
Industries Auth., Health System Rev. Ref. Bonds (INTEGRIS                               1,300        1,328
Health), Series 1995D, AMBAC Insured,  5.25% 2006

Pennsylvania  -  3.59%
Blair County Hospital Auth., Hospital Rev. Bonds                                        1,000        1,009
(Altoona Hospital Project), 1998 Series A, AMBAC
Insured, 5.00% 2005
Hospitals and Higher Education Facs. Auth. of
Philadelphia, Health System Rev. Bonds (Jefferson
Health System), Series 1997 A:
5.50% 2006                                                                              2,045        2,054
5.50% 2008                                                                              1,000          997
Philadelphia Auth. for Industrial Dev., Airport Rev.                                    3,410        3,445
Bonds (Philadelphia Airport System Project), Series
1998A AMT, FGIC Insured, 5.25% 2009
Westmoreland County Industrial Dev. Auth., Variable Rate                                2,000        1,767
Rev. Bonds, Series 1993 AMT (National Waste and
Energy Corp.; Valley Landfill Expansion
Project) 5.10% 2018 (2009)(1)

Rhode Island  -  0.52%
Student Loan Auth., Student Loan Rev. Ref. Bonds,                                       1,300        1,354
Series 1992B AMT, 6.90% 2003 (2001)(1)

South Carolina  -  0.60%
State Housing Fin. And Dev. Auth Mortgage Rev. Bonds,                                   1,490        1,545
Series 2000 A-2 AMT, FSA Insured, 5.875% 2009

South Dakota  -  0.24%
Housing Dev. Auth., Homeownership Mortgage Bonds,                                         610          618
1996 Series A, 5.50% 2010

Tennessee  -  0.39%
Housing Dev. Agcy., Homeownership Program Bonds,                                        1,000          995
Issue 1999-2A AMT, 5.05% 2008

Texas  -  6.85%
G.O. Bonds, Veterans' Housing Assistance Program,                                         280          281
Fund I, Series 1994C Ref.  Bonds, 6.25% 2015 (2000)(1)
Dept. of Housing and Community Affairs, Single Family                                     565          566
Mortgage Rev. Bonds, 1996 Series B, MBIA Insured, 5.55% 2011
Board of Regents of the Texas A&M University System, Rev.                               2,000        2,020
Fncg. System Bonds, 5.10% 2010
Bell County Health Facs. Dev. Corp.:
Hospital Rev. Ref. and Improvement Bonds (Cook Children's                               1,965        2,005
Medical Center Project), Series 1998, FSA
Insured, 5.25% 2008
Retirement Fac. Rev. Bonds (Buckner Retirement Services,
Inc. Obligated Group Project), Series 1998:
5.00% 2005                                                                              1,330        1,294
5.00% 2007                                                                              1,470        1,399
Harris County Health Facs. Dev. Corp.:
Hospital Rev. Bonds (Memorial Hermann Hospital System                                   1,000        1,018
Project), Series 1998, FSA Insured, 5.25% 2008
Hospital Rev. Ref. Bonds, Children's Hospital Project,                                  1,000        1,051
Series 1995, MBIA Insured, 6.00% 2004
City of Houston, Airport System, Subordinate Lien Rev.                                  3,500        3,536
Bonds, Series 1998B AMT, FGIC Insured, 5.25% 2009
City of San Antonio, Electric and Gas Systems Rev. Ref.                                 3,455        3,505
Bonds, Series 1998B, 5.125% 2009
Tarrant County, Health Facs. Dev. Corp., Health Resources                               1,000        1,018
Systems Rev. Bonds, Series 1997A, MBIA Insured, 5.50% 2007

Utah  -  1.41%
Housing Fin. Agcy. (Federally Insured or Guaranteed
Mortgage Loans):
Single Family Mortgage Purchase Ref. Bonds, Series                                        610          619
1996, 5.45% 2004
Single Family Mortgage Bonds, AMT:
1998 Issue D-2, 5.25% 2012(1)                                                             370          358
1998 Issue E-1, 5.25% 2012(1)                                                             360          348
1998 Issue F-2, 4.25% 2008                                                              2,430        2,313

Vermont  -  1.01%
Educational and Health Buildings Fncg. Agcy. Hospital Rev.                              2,500        2,597
Bonds (Medical Center Hospital of Vermont Project),
Series 1993, FGIC Insured, 5.75% 2007

Virginia  -  2.07%
Virginia Housing Dev. Auth.:
Commonwealth Mortgage Bonds, 2000 Series A-1 AMT, 5.55% 2008                            1,175        1,194
Rental Housing Bonds, 2000 Series D AMT, 5.50% 2008                                     1,070        1,079
Industrial Dev. Auth. of the City of Norfolk, Hospital Rev.                             2,000        2,121
Bonds (Daughters of Charity National Health System-DePaul
Medical Center), Series 1992A,6.50% 2007 (2002)(1)
Pocahontas Parkway Association, Route 895 Connector Toll                                1,000          954
Road Rev. Bonds, Senior Current Interest Bonds, Series
1998A, 5.25% 2007

Virgin Islands  -  0.77%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund                                   2,000        2,000
Loan Notes), Series 1998 C, 5.00% 2002

Washington  -  4.70%
Washington Various Purpose G.O. Bonds, Series 2000B,                                    3,130        3,381
FSA Insured, 6.00% 2010
Health Care Facs. Auth., Weekly Rate Demand Rev. Bonds                                  1,000        1,059
(Virginia Mason Medical Center), 1997 Series A, MBIA
Insured, 6.00% 2006
Public Power Supply System:
Nuclear Project No. 1 Ref. Rev. Bonds, Series 1991A,                                    1,000        1,017
6.30% 2001
Nuclear Project No. 2, Ref. Rev. Bonds:
Series 1992A, 5.90% 2004                                                                1,500        1,563
Series 1997B, 5.50%  2006                                                               2,000        2,070
Series 1998A, 5.00%  2005                                                               1,000        1,010
Nuclear Project No. 3 Ref. Rev. Bonds, Series 1990B,                                    1,000        1,030
7.375% 2004
Central Puget Sound Regional Transit Auth., Sales Tax                                   1,000        1,021
and Motor Vehicle Excise Tax Bonds, Series 1999, FGIC
Insured, 5.25% 2010

Wisconsin  -  2.78%
G.O Ref. Bonds of 1998, Series 2, 5.00% 2008                                            1,000        1,013
Health and Educational Facs. Auth.:
Rev. Bonds, Series 1999 (The Monroe Clinic, Inc.),                                      1,010          903
4.60% 2008
Var. Rate Hospital Rev. Bonds (Charity Obligated Group,                                 3,715        3,748
Daughters of Charity National Health System), Series
1997D, 4.90% 2015 (Put 2005)(1)
Housing and Econ. Dev. Auth., Housing Rev. Ref. Bonds,                                  1,500        1,519
Series 1992A, 6.20% 2001
                                                                                               ----------
                                                                                                   248,764
                                                                                               ----------

Tax-Exempt Securities Maturing in One Year or Less - 2.99%
Collier County Health Facs. Auth., Health Fac. Rev. Bonds,                              1,200        1,200
(The Moorings, Incorporated Project), Series 2000
4.75% 2024(3)
City of Houston, Tax and Rev. Anticipation Notes,                                       1,000        1,006
Series 2000, 5.00% 2001
State of Idaho Tax Anticipation Notes, Series 2000,                                     1,000        1,010
5.375% 2001
Power County, Idaho, Pollution Control Rev. Bonds                                       1,000        1,000
(FMR Corp. Project), 3.70% 2010(3)
Industrial Dev. Auth. of the City of Roanoke (Hospital                                  1,600        1,600
Rev. Bonds), Series 1995 3.00% 2019(3)
State of Texas, Tax and Rev. Anticipation Notes,                                        1,900        1,901
Series 1999A, 4.50% 8/31/00
                                                                                               ----------
                                                                                                    7,717
                                                                                               ----------

Total Tax-Exempt Securities (cost: $259,325,195)                                                   256,481
Excess of cash and receivables over payables                                                         1,895
                                                                                               ----------
NET ASSETS                                                                                       $258,376
                                                                                               ----------


(1) Valued on the basis of the effective maturity - that is, the date at which the security is expected to be called or refunded by the issuer.

(2) Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers; resale to the public may require registration.

(3) Coupon rate may change periodically.

Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. - Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Ref. = Refunding
Rev. = Revenue


LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2000                                                        (dollars in thousands)
Assets:
Investment securities at market
 (cost: $259,325)                                                                        $256,481
Cash                                                                                           73
Receivables for--
 Sales of fund's shares                                                   1,597
 Accrued interest                                                         3,202             4,799
                                                                                          261,353
Liabilities:
Payables for--
 Purchases of investments                                                 2,118
 Repurchases of fund's shares                                               342
 Dividends on fund's shares                                                 298
 Management services                                                         82
 Other expenses                                                             137             2,977
Net Assets at July 31, 2000--                                                            $258,376
 Total authorized capital stock-- unlimited shares
Class A shares
 Net Assets                                                                              $257,784
 Shares outstanding                                                                    17,860,535
 Net asset value per share                                                                 $14.43
Class B shares
 Net Assets                                                                                  $592
 Shares outstanding                                                                        41,007
 Net asset value per share                                                                 $14.43



STATEMENT OF OPERATIONS
for the year ended July 31, 2000                                    (dollars in thousands)

Investment Income:
Income:
 Interest on tax-exempt securities                                                        $13,894

Expenses:
 Management services fee                                                  1,045
 Distribution expenses - Class A                                            817
 Distribution expenses - Class B                                              1
 Transfer agent fee - Class A                                               117
 Transfer agent fee - Class B                                                 -
 Reports to shareholders                                                     42
 Registration statement and prospectus                                       90
 Postage, stationery and supplies                                            24
 Directors' fees                                                             15
 Auditing and legal fees                                                     37
 Custodian fee                                                                5
 Taxes other than federal income tax                                          4
 Other expenses                                                              17
  Total expenses before reimbursement                                     2,214
  Reimbursement of expenses                                                 163             2,051
 Net investment income                                                                     11,843

Realized Loss and Unrealized
 Depreciation on Investments:
Net realized loss                                                                          (1,337)
Net change in unrealized depreciation
 on investments                                                                            (2,771)
 Net realized loss and
  unrealized depreciation
  on investments                                                                           (4,108)
Net Increase in Net Assets Resulting
 from Operations                                                                           $7,735




STATEMENT OF CHANGES IN NET ASSETS                                  (dollars in        thousands)

                                                                    year  ended          July 31,
                                                                            2000              1999
Operations:
Net investment income                                                   $11,843           $10,926
Net realized (loss) gain on investments                                  (1,337)            1,150
Net unrealized depreciation
 on investments                                                          (2,771)           (6,206)
 Net increase in net assets
  resulting from operations                                               7,735             5,870
Dividends Paid from Net
 Investment Income:
  Class A                                                               (11,848)          (10,912)
  Class B                                                                    (4)                -
Total Dividends                                                         (11,852)          (10,912)

Capital Share Transactions:
 Proceeds from shares sold                                              143,484           150,785
 Proceeds from shares issued in reinvestment
  of net investment income dividends                                      8,453             7,841
 Cost of shares repurchased                                            (172,075)          (97,927)
  Net(decrease) increase in net assets resulting
   from capital share transactions                                      (20,138)           60,699
Total (Decrease) Increase in Net Assets                                 (24,255)           55,657

Net Assets:
Beginning of year                                                       282,631           226,974
End of year (including
 undistributed net investment
 income: $46 and $34,
 respectively)                                                         $258,376          $282,631

See Notes to Financial Statements





NOTES TO FINANCIAL STATEMENTS
LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and ten years. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 3.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or $when-issued' basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses, are accrued daily and charged to the applicable share class.


2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of July 31, 2000, net unrealized depreciation on investments for book and federal income tax purposes aggregated $2,844,000, of which $1,826,000 related to appreciated securities and $4,670,000 related to depreciated securities. There was no difference between book and tax realized losses on securities transactions for the year ended July 31, 2000. The fund had available at July 31, 2000 a net capital loss carryforward totaling $2,093,000 which may be used to offset capital gains realized during subsequent years through 2004 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for tax purposes, to fiscal year ending July 31, 2001, the recognition of capital losses totaling $1,098,000 which were realized during the period November 1, 1999 through July 31, 2000.

The cost of portfolio securities for book and federal income tax purposes was $259,325,000 at July 31, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $1,045,000 for management services during the year ended July 31, 2000 was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; plus 3.00% of the fund's monthly gross investment income.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 1, 2003. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. Fee reductions were $163,000 for the year ended July 31, 2000.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.30% of Class A average daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved in advance by the fund's Board of Trustees. Pursuant to a Plan of Distribution for Class B shares, the fund may expend 1.00% of Class B average daily net assets annually to compensate dealers for their selling and servicing efforts. During the year ended July 31, 2000, distribution expenses for Class A were limited to $817,000 on Class A shares. Had no limitation been in effect, the fund would have paid $928,000 in distribution expenses for Class A.Some or all of the unpaid amounts may be paid by the fund in the future. During the year ended July 31, 2000, distribution expenses under the Plan of Distribution for Class B were $1,000. As of July 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $71,000 and $0, respectively.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $111,000 (after allowances to dealers) during the year ended July 31, 2000, as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $117,000 during the year ended July 31, 2000.

DEFERRED TRUSTEES' FEES -   Trustees who are unaffiliated with CRMC may elect
to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1994), net of any payments to Trustees, were $57,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $88,416,000 and $98,523,000, respectively, during the year ended July 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended July 31, 2000, the custodian fee of $5,000 was paid by these credits rather than in cash.

[Begin chart]
AS OF JULY 31, 2000, NET ASSETS CONSISTED OF THE FOLLOWING:


                                                                      (dollars in thousands)
Capital paid in on shares of beneficial interest                                    $264,365
Undistributed net investment income                                                       46
Accumulated net realized loss                                                         (3,191)
Net unrealized depreciation                                                           (2,844)
Net Assets                                                                          $258,376


                                                                      Year ended                        Year ended
                                                                   July 31, 2000                     July 31, 2000
                                                                    Amount (000)           Shares     Amount (000)          Shares
Class A Shares:
  Sold                                                               $   142,783        9,945,084      $   150,785      10,081,007
  Reinvested of dividends                                                  8,450          589,816            7,841         525,895
  Repurchased                                                           (171,956)     (12,004,361)         (97,927)     (6,566,151)
   Net (decrease) increase in Class A                                    (20,723)      (1,469,461)          60,699       4,040,751
Class B Shares:*
  Sold                                                                       701           49,100                -               -
  Reinvested of dividends                                                      3              232                -               -
  Repurchased                                                               (119)          (8,325)               -               -
   Net increase in Class B                                                   585           41,007                -               -
Total net (decrease) increase in fund                                $   (20,138)      (1,428,454)     $    60,699       4,040,751


* The period ended 2000 represents the 138-day period ended July 31, 2000. Class B shares were not offered before March 15, 2000.



PER-SHARE DATA AND RATIOS (1)
                                                                                                         Net
                                                                  Net asset                    gains/(losses)
                                                                      value,         Net        on securities
                                                                   beginning   investment      (both realized
Year ended                                                  of year          income       and unrealized)
Class A:
2000                                                                   $14.62    $.73 (2)          $(.30) (2)
1999                                                                    14.85          .61               (.23)
1998                                                                    14.79          .66                 .06
1997                                                                    14.36          .68                 .43
1996                                                                    14.29          .69                 .07
1995                                                                    14.29          .76                 .85
Class B:
2000                                                                    14.79     .24 (2)           (.31) (2)


                                                                                Dividends
                                                                 Total from    (from net        Distributions
                                                                  investment   investment       (from capital
Year ended                                                        operations      income)              gains)

Class A:
2000                                                                    $.43        $(.62)               $.00
1999                                                                      .38        (.61)                 .00
1998                                                                      .72        (.66)                 .00
1997                                                                    1.11         (.68)                 .00
1996                                                                      .76        (.69)                 .00
1995                                                                    1.61         (.76)                 .00
Class B:
2000                                                                    (.07)        (.29)                 .00



                                                                               Net asset
                                                                       Total   value, end              Total
Year ended                                                     distributions      of year              return

Class A:
2000                                                                   $(.62)       $14.43               3.09%
1999                                                                    (.61)        14.62                2.59
1998                                                                    (.66)        14.85                4.95
1997                                                                    (.68)        14.79               7.96
1996                                                                    (.69)        14.36                5.39
1995                                                                    (.76)        15.14               11.62
Class B:
2000                                                                    (.29)        14.43                2.59

                                                                                 expenses            expenses
                                                                               to average          to average
                                                                 Net assets,   net assets          net assets
                                                                 end of year       before               after
Year ended                                                     (in millions)       waiver              waiver

Class A:
2000                                                                    $258          .81%                .75%
1999                                                                      283          .77                 .75
1998                                                                      227          .83                 .75
1997                                                                      203          .83                 .75
1996                                                                      197          .85                 .74
1995                                                                      157          .94                 .94
Class B:
2000                                                                        1    1.88 (3)            1.60 (3)


                                                                   Ratio of
                                                                  net income    Portfolio
                                                                  to average     turnover
Year ended                                                        net assets         rate

Class A:
2000                                                                    5.08%  34.38% (4)
1999                                                                     4.12        17.00
1998                                                                     4.40        34.07
1997                                                                     4.70        31.89
1996                                                                     4.77        34.95
1995                                                                     5.66        46.42
Class B:
2000                                                                4.23 (3)    34.38 (4)



(1) The periods 1996 through 2000 represent fiscal years ended July 31. The period ended
2000 represents, for Class B shares, the 138-day period ended July 31, 2000.
Class B shares were not offered before March
15, 2000. Total return for Class B is
based on activity during the period and thus is not representative of a full year.
Total returns exclude all sales charges, including contingent deferred sales charges.

(2) Based on average shares outstanding.

(3) Annualized.

(4) Represents portfolio turnover rate
(equivalent for all share classes) for the year ended July 31, 2000.



REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America(the "Fund") at July 31, 2000, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
August 31, 2000



TAX INFORMATION (UNAUDITED)

During the fiscal year ended July 31, 2000, the fund paid 62 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code.

The fund designates a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

THIS INFORMATION IS GIVEN TO MEET CERTAIN REQUIREMENTS OF THE INTERNAL REVENUE CODE AND SHOULD NOT BE USED BY SHAREHOLDERS FOR PREPARING THEIR INCOME TAX RETURNS. FOR TAX RETURN PREPARATION PURPOSES, PLEASE REFER TO THE CALENDAR YEAR-END INFORMATION YOU RECEIVE FROM THE FUND'S TRANSFER AGENT.